UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
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☒	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

COINBASE GLOBAL, INC.
(Name of Registrant As Specified In Charter)

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INFORMATION STATEMENT
(Preliminary)
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NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT
GENERAL INFORMATION
Dear Stockholders of Coinbase Global, Inc.:
We are delivering this Notice and the accompanying Information Statement to the stockholders of record, as of the close of business on October 31, 2025 (the “Record Date”), of Class A common stock, par value $0.00001 per share (“Class A common stock”), and Class B common stock, par value $0.00001 per share (“Class B common stock”), of Coinbase Global, Inc. (“Coinbase,” the “Company,” “we” or “our”).
The purpose of the Information Statement is to inform our stockholders that on November 4, 2025, stockholders of the Company holding a majority of the voting power of our outstanding shares of capital stock entitled to vote as of the Record Date acted by written consent in lieu of a meeting of stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Texas by conversion (such reincorporation, the “Reincorporation,” and such written consent, the “Written Consent”).
The “Consenting Stockholders” are, collectively, Fredrick Ernest Ehrsam III, The Brian Armstrong Living Trust, The Ehrsam 2014 Irrevocable Trust, The Frederick Ernest Ehrsam III Living Trust, the Brian Armstrong 2018 Irrevocable Trust, The Armstrong 2014 Irrevocable Trust, the Brian Armstrong Legacy Trust, and the Brian Armstrong 2018 Non-Grantor Trust. As of the close of business on October 31, 2025, the record date for the Written Consent, the Consenting Stockholders together held 12,407 shares of the Company’s Class A common stock and 41,464,889 shares of the Company’s Class B common stock, representing approximately 78.40% of the voting power of our outstanding shares of capital stock entitled to vote.
The purpose of this Notice and the accompanying Information Statement is to (1) inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) provide the notice to our stockholders of a corporate action taken by our stockholders without a meeting as required under Section 228(e) of the General Corporation Law of the State of Delaware. In accordance with Rule 14c-2 under the Exchange Act, we plan to effectuate the Reincorporation no earlier than 20 calendar days after the commencement of mailing of the Information Statement to our stockholders. The Information Statement is first being mailed to stockholders on or about _______, 2025.
The Reincorporation was unanimously approved and recommended by our Board of Directors prior to the effectiveness of the Written Consent described in the Information Statement.
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By Order of the Board of Directors,

Chairman of the Board of Directors
__________, 2025

Coinbase Global, Inc.
One Madison Avenue, Suite 2400
New York, New York 10010
INFORMATION STATEMENT
General
In this Information Statement, unless the context otherwise requires, “Coinbase Global, Inc.,” “Coinbase,” the “Company,” the “Delaware Corporation,” “we,” “us” and “our” and similar expressions refer to Coinbase Global, Inc., a Delaware corporation. This Information Statement is being sent to inform our stockholders that stockholders holding a majority of the voting power of the Company’s outstanding Class A common stock, par value $0.00001 per share (“Class A common stock”), and Class B common stock, par value $0.00001 per share (“Class B common stock”), voting together as a single class, took action by written consent to approve the reincorporation of the Company from the State of Delaware to the State of Texas (the “Reincorporation”) by conversion, pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas (the “Texas Corporation”). On October 29, 2025, our Board of Directors, upon the recommendation of a special committee thereof, unanimously adopted resolutions (the “Reincorporation Resolutions”) (i) approving the Reincorporation and the plan of conversion (the “Plan of Conversion”) and (ii) recommending the Reincorporation, the Plan of Conversion and the Reincorporation Resolutions be approved and adopted by the Company’s stockholders. On November 4, 2025, the Consenting Stockholders (as defined below), who collectively owned a majority of the voting power of the outstanding shares of the Company's capital stock entitled to vote thereon as of the close of business on October 31, 2025 (the “Record Date”), delivered to the Company a written consent (the “Written Consent”) approving and adopting the Reincorporation, the Plan of Conversion and the Reincorporation Resolutions.
This Information Statement is being sent on _______, 2025 to the Company’s stockholders of record as of the Record Date that did not execute the Written Consent. This Information Statement constitutes notice to our stockholders of a corporate action taken by our stockholders without a meeting as required by Section 228(e) of the General Corporation Law of the State of Delaware (the “DGCL”).
We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Class A common stock and Class B common stock and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.
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The Action by Written Consent
Section 228 of the DGCL provides that, unless otherwise provided in the certificate of incorporation, any action required to be taken, or which may be taken, at any annual or special meeting of stockholders of a corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation in the manner required by Section 228 of the DGCL.
Article IX.1 of the Restated Certificate of Incorporation of the Company (the “Delaware Charter”) provides that during the period commencing immediately after a Staggered Board End Date (as defined in the Delaware Charter) and ending upon the next Staggered Board Start Date contemplated by clause (ii) of the definition thereof included in the Delaware Charter (if any), any action required or permitted to be taken at any meeting of the stockholders of the Company, may be taken without a meeting if holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class, consent thereto in writing or by electronic transmission. Mr. Armstrong and his Permitted Entities, Permitted

Foundations, Permitted IRA and Permitted Transferees (all as defined in the Delaware Charter) became the beneficial owners of a majority of the voting power of all the then-outstanding shares of our capital stock entitled to vote in May 2021, triggering a Staggered Board End Date. Accordingly, our stockholders may currently act by written consent as described in the Delaware Charter.
On November 4, 2025, Fredrick Ernest Ehrsam III, The Brian Armstrong Living Trust, The Ehrsam 2014 Irrevocable Trust, The Frederick Ernest Ehrsam III Living Trust, the Brian Armstrong 2018 Irrevocable Trust, The Armstrong 2014 Irrevocable Trust, the Brian Armstrong Legacy Trust, and the Brian Armstrong 2018 Non-Grantor Trust (collectively, the “Consenting Stockholders”) delivered to the Company the Written Consent in accordance with Section 228 of the DGCL, pursuant to which such Consenting Stockholders approved and adopted the Reincorporation, the Plan of Conversion and the Reincorporation Resolutions. All of the shares of capital stock of the Company held by the Consenting Stockholders are beneficially owned by Brian Armstrong and Fred Ehrsam or by trusts established by or associated or affiliated with Mr. Armstrong or Mr. Ehrsam. Mr. Armstrong is the Company’s Chairman of our Board of Directors and Chief Executive Officer. Mr. Ehrsam is a member of our Board of Directors.
Voting and Vote Required
The Company is not seeking consents, authorizations or proxies from you.
Pursuant to Section 266 of the DGCL, the Reincorporation must be approved by the affirmative vote of a majority of the voting power of the outstanding shares of the capital stock of the Company entitled to vote thereon.
As of the Record Date, there were 228,176,267 shares of Class A common stock outstanding and entitled to vote, and 41,481,347 shares of Class B common stock outstanding and entitled to vote. As of the Record Date, the Consenting Stockholders held 12,407 shares of Class A common stock and 41,464,889 shares of Class B common stock, representing approximately 78.40% of the voting power of the outstanding shares of capital stock of the Company, on a combined basis.
Accordingly, delivery of the Written Consent by the Consenting Stockholders representing a majority of the voting power of the outstanding shares of capital stock of the Company, on a combined basis, as of the Record Date, following approval by our Board of Directors, satisfies the requirements of Section 266 of the DGCL.
Notice Pursuant to Section 228(e) of the DGCL
Pursuant to Section 228(e) of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by less than unanimous written consent of stockholders to those stockholders as of the record date for the action by consent who have not consented and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. This Information Statement serves as the notice required by Section 228(e) of the DGCL.
Principal Terms of the Reincorporation
Our Board of Directors has unanimously approved, and recommended that our stockholders approve and adopt, (i) the Reincorporation, pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware to the Texas Corporation, (ii) the Plan of Conversion included as Appendix B to this Information Statement, and (iii) the Reincorporation Resolutions included as Appendix A to this Information Statement.
The Reincorporation will be effected through a conversion pursuant to Section 266 of the DGCL, and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”), as set forth in the Plan of Conversion.
Through the adoption of the Plan of Conversion, upon the effective time of the Reincorporation (the “Effective Time”):

•The Company will continue in existence as a Texas corporation and will continue to operate its business under the current name, “Coinbase Global, Inc.” The corporate existence of Coinbase Global, Inc. will not cease at any time.
•The internal affairs of the Company will cease to be governed by Delaware law and will instead be subject to Texas law. See “What Changes After Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Texas Law” below.
•The Company will cease to be governed by the Delaware Charter, which is included as Appendix C to this Information Statement, and the Restated Bylaws of the Company (the “Delaware Bylaws”), which are included as Appendix D to this Information Statement, and will instead be subject to the provisions of the Texas certificate of formation (the “Texas Charter”) and the Texas bylaws (the “Texas Bylaws”), forms of which are included as Appendix E and Appendix F, respectively, to this Information Statement. See “What Changes After Reincorporation?—Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws” below.
•The Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Reincorporation).
•Each outstanding share of our Class A common stock will be automatically converted into one outstanding share of Class A common stock of the Texas Corporation pursuant to the Plan of Conversion.
•Each outstanding share of our Class B common stock will be automatically converted into one outstanding share of the Class B common stock of the Texas Corporation pursuant to the Plan of Conversion.
•Stockholders will not need to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively.
•Each outstanding warrant, stock option, performance-based stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award, or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the Class A common stock or Class B common stock or other equity securities of the Company (including, but not limited to, any convertible notes, including the Company’s convertible senior notes due 2026, convertible senior notes due 2029, convertible senior notes due 2030 and convertible senior notes due 2032), whether vested or unvested, which is outstanding immediately prior to the Reincorporation, will continue in existence and constitute a warrant, stock option, performance-based stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the same amount of Class A common stock or Class B common stock or other equity securities of the Texas Corporation, respectively, and, if applicable, with the same exercise, purchase or conversion price per share, and will, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions as in effect immediately prior to the Reincorporation. See “Certain Matters That Will Not Change After Reincorporation—Outstanding Convertible and Senior Notes” below for more information regarding the Company’s convertible notes.
•Our Class A common stock will continue to be traded on The Nasdaq Global Select Market under the symbol “COIN.” We do not expect any interruption in the trading of our Class A common stock as a result of the Reincorporation.
•The Reincorporation will not extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware Corporation (including any appeal therefrom) that is pending as of the Effective Time or extinguish or adversely affect the standing or ability of such persons or entities to initiate certain derivative actions or suits on behalf of the Delaware Corporation. See “Certain Matters That Will Not Change After Reincorporation—Eligible Derivative Actions” below for more information regarding such eligible derivative actions.
In connection with the Reincorporation, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware and does not anticipate making any other filings to effect the

Reincorporation. Nonetheless, we may face legal challenges to the Reincorporation, including, among others, stockholder challenges under Delaware law, seeking to delay or prevent the Reincorporation.
The Reincorporation may be delayed by the Board of Directors, or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors, at any time prior to the Effective Time, if the Board of Directors determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders.
Appraisal Rights
Class A Stockholders
HOLDERS OF OUR CLASS A COMMON STOCK ARE NOT ENTITLED TO APPRAISAL RIGHTS WITH RESPECT TO THE REINCORPORATION.
Class B Stockholders
If the Reincorporation is completed, holders of record and beneficial owners of our Class B common stock who (1) did not consent to or otherwise vote in favor of the Reincorporation; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL; and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Reincorporation under Section 262 of the DGCL.
Background of the Reincorporation
Our mission is to increase economic freedom in the world. We are working to update the century-old financial system by providing a trusted platform that makes it easy for our customers to engage with crypto assets. We also provide critical infrastructure for the onchain economy and support builders who share our vision of bringing the world onchain. Onchain activities are interactions with the blockchain that take place in a broad category of blockchain-powered technologies, including self-custody wallets, decentralized apps and services, and open community engagement platforms. Together with the crypto community, we advocate for responsible rules to make the benefits of crypto available around the world.
The Company was incorporated in Delaware in May 2012. Delaware has long been the jurisdiction of choice for U.S. corporations due to the extensive experience of the Delaware courts in adjudicating corporate and business-related matters, predictable legal outcomes and speedy resolutions, and deference to the judgment of boards of directors, among other reasons. The competitive landscape among states has changed significantly in recent years, with both Texas and Nevada taking significant actions designed to attract corporations to incorporate in their states.
In light of recent state-level efforts to modernize corporate law — particularly in Texas and Nevada — and our mission to increase economic freedom worldwide through scalable, innovation-driven solutions, the Board of Directors initiated a formal review to assess whether relocating the Company’s state of incorporation would advance our mission and long-term strategy.
The Board of Directors’ Evaluation of the Reincorporation
In January 2025, management of the Company commenced discussions with the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”) and the Board of Directors regarding recent developments in the State of Delaware and initiatives by certain other states, including Texas and Nevada, aimed at enhancing their attractiveness as jurisdictions of incorporation in competition with Delaware.
At a meeting held on April 22, 2025, the Nominating and Corporate Governance Committee determined that it would be prudent and advisable for the Company to undertake an evaluation of the relative merits of remaining incorporated in Delaware as compared to reincorporating in another jurisdiction in light of such developments.

Following such determination, the Nominating and Corporate Governance Committee resolved to recommend to the Board of Directors that a special committee be established to review and evaluate a potential reincorporation, negotiate (or oversee the negotiation of) and to reject a potential reincorporation, and ultimately provide a recommendation to the Board of Directors as to whether a reincorporation would be in the best interests of the Company and its stockholders.
The following is a summary of the various meetings held by the Board of Directors, and special committee thereof, to consider the potential reincorporation.
Board Meeting Held on April 23, 2025
At a regular meeting of the Board of Directors on April 23, 2025, management, including in-house legal counsel, presented recent developments in Delaware, Nevada and Texas. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors determined to form a special committee of disinterested and independent directors (the “Special Committee”) to evaluate the merits of remaining incorporated in Delaware or reincorporating in another jurisdiction, with Nevada and Texas identified as primary candidates for review. The Board of Directors delegated authority to the Special Committee to review and evaluate the potential reincorporation, negotiate (or oversee negotiation of) and reject the potential reincorporation, and make a recommendation to the Board of Directors on the potential reincorporation. The Board of Directors also resolved not to approve a reincorporation without prior favorable recommendation of the Special Committee.
The directors selected to serve on the Special Committee were Christa Davies, who served as chairperson, and Paul Clement, each of whom had been recommended by the Nominating and Corporate Governance Committee. The Board of Directors confirmed that both of Ms. Davies and Mr. Clement were disinterested directors (as such term is defined in Section 144 of the DGCL) with respect to the potential reincorporation. Moreover, the Board of Directors determined that Ms. Davies and Mr. Clement each satisfy the applicable criteria for determining director independence from Coinbase and Mr. Armstrong under the rules (and interpretations thereof) promulgated by Nasdaq Stock Market LLC. The Board of Directors believed these directors were appropriate to serve on the Special Committee because Mr. Clement is a renowned legal expert and Ms. Davies has extensive experience in risk management.
Special Committee Meeting Held on June 23, 2025
The Special Committee held a meeting on June 23, 2025, with representatives of management, including in-house legal counsel, and Fenwick & West LLP (“Fenwick”), outside legal counsel to the Company, in attendance, to begin its review. Management provided the Special Committee, in advance of the meeting, with a detailed comparison of the corporate laws of each of Delaware, Nevada and Texas.
At the meeting, management provided an overview of the legal landscape in Delaware, including certain high profile court decisions and recent amendments to the DGCL. Management then provided an overview of the legal landscape in Nevada, highlighting its long-established, statute-based approach to corporate law, and recent amendments to its corporate statutes designed to appeal to corporations. Management then provided an overview of the legal landscape in Texas, including key features of its corporate code, as well as recent comprehensive reforms to position the state as a leading destination for corporations and early results of the State’s newly formed business courts.
Management summarized the potential benefits and risks to reincorporating, including those cited by the Company’s peers that have reincorporated out of Delaware. Management also identified for the Special Committee the various factors (including the potential risks and opportunities) that it was evaluating in connection with the potential reincorporation and communicated its early view that the Company should, in fact, reincorporate to either Nevada or Texas.
Throughout such presentations, the Special Committee posed various questions to management and Fenwick regarding the potential reincorporation and then engaged in detailed discussion regarding the potential benefits and risks of reincorporating out of Delaware to either Nevada or Texas. The Special Committee requested additional information and diligence to be completed by management and discussed next steps and timeline.

Special Committee Meeting Held on July 7, 2025
The Special Committee met again on July 7, 2025. Representatives from each of Brownstein Hyatt Farber Schreck, LLP (“Brownstein”), Nevada legal counsel, Foley & Lardner LLP (“Foley”), Texas legal counsel, and Morris, Nichols, Arsht & Tunnell LLP (“Morris Nichols”), Delaware legal counsel, attended the meeting at the times requested by the Special Committee, along with members of management, including in-house legal counsel, and representatives from Fenwick.
Management began with an update on its ongoing diligence around a potential reincorporation, including its ongoing evaluation of various governance, operational and legal factors and its current views on reincorporation.
The representative from Brownstein then provided an overview of the legal landscape in Nevada, including certain key differences between Nevada and Delaware corporate law. The representative from Foley then provided an overview of the legal landscape in Texas, emphasizing Texas’ pro-business philosophy, and described certain key differences between Texas and Delaware corporate law. The representative from Morris Nichols then provided a brief overview of the legal landscape in Delaware.
Throughout the presentations, the Special Committee posed various questions to management and outside legal counsel regarding the advantages and drawbacks of each jurisdiction, and risks and opportunities associated with reincorporation. The Special Committee also requested additional data and information from management. Following the presentations, in-house legal counsel and representatives from Fenwick discussed next steps and process.
Special Committee Meeting Held on July 18, 2025
The Special Committee met again on July 18, 2025, with representatives of management, including in-house legal counsel, and Fenwick in attendance. Management began by updating the Special Committee on additional diligence conducted since the Special Committee’s last meeting.
The Special Committee then reviewed the changes being proposed to the Company’s organizational documents in the event of reincorporation to Nevada or Texas, as well as the benefits and risks associated with certain changes.
Board Meeting Held on July 23, 2025
At a regular meeting of the Board of Directors on July 23, 2025, the Special Committee presented its findings to date and received input from, and responded to questions from, the Board of Directors regarding the potential reincorporation of the Company.
Special Committee Meeting Held on September 10, 2025
The Special Committee then held its final meeting on September 10, 2025. Management provided an update to the Special Committee on developments since the Special Committee’s last meeting, including various diligence matters.
Management then advised the Special Committee that based on its continued review of the benefits and risks associated with reincorporation in Nevada or Texas and its conversations with Nevada and Texas political leadership, it was recommending that the Company reincorporate to Texas. Management noted that while both Nevada and Texas offer certain advantages over Delaware, including their more statute-based approaches to corporate law, Texas was the superior choice for advancing the Company’s strategic objectives, given its pro-business culture, as evidenced by its recent and substantial legislative reforms to modernize corporate law, streamline governance processes, and limit opportunistic litigation, its emergence as a leading jurisdiction for technology-focused businesses, and its pro-crypto mentality. Management also discussed previously identified risks associated with incorporating in Texas, including the heightened risk of patent litigation and recently formed business courts and identified ways the Company could mitigate these risks.
The Special Committee posed various questions to management regarding its proposal to reincorporate to Texas and then engaged in a detailed discussion regarding the potential benefits and risks of reincorporating to Texas. Following an extensive discussion on the matter, the Special Committee unanimously adopted a resolution recommending the Board of Directors approve, and recommend that stockholders approve and adopt, the Reincorporation, the Plan of Conversion, and the Reincorporation Resolutions.
Board Meeting Held on October 29, 2025
At a regular meeting of the Board of Directors on October 29, 2025, the Special Committee delivered its recommendation to the Board of Directors that the Board of Directors approve, and recommend that the stockholders approve and adopt, the Reincorporation, the Plan of Conversion, and the Reincorporation Resolutions, citing the reasons described below under “Reasons for the Reincorporation.”
The Board of Directors, after discussing and considering the recommendation of the Special Committee, approved the Reincorporation Resolutions.
Interim Meetings of Counsel
In addition to the formal meetings held by the Board of Directors and Special Committee, in-house legal counsel at the Company, as well as representatives of Fenwick, convened separately with representatives from each of Brownstein, Foley, and Morris Nichols, on multiple occasions throughout the process, to discuss certain logistical and procedural matters. These discussions facilitated the efficient coordination of the Special Committee’s work and ensured that all relevant parties were aligned on the process.
Recommendation of the Board of Directors
The Board of Directors approved the Reincorporation Resolutions. On November 4, 2025, the Consenting Stockholders approved and adopted the Reincorporation, the Plan of Conversion, and the Reincorporation Resolutions by written consent in lieu of a meeting.
Reasons for the Reincorporation
Texas’ Innovative Approach to Corporate Law and Business Friendly Mindset
The Company’s mission is to increase economic freedom in the world. This is best supported by a legal environment that fosters innovation, predictability, and operational flexibility. After careful consideration, the Board of Directors and Special Committee have determined that Texas provides the best legal framework to enable the Company to achieve its mission.
Texas has emerged as a leading innovator in corporate law, demonstrated by recent amendments to the TBOC that modernize governance, increase statutory clarity, and codify key protections for boards and shareholders. One such example is the codification of the business judgment rule, which reinforces that directors may exercise their business judgment free from unnecessary judicial intervention when acting lawfully and in good faith. These and other TBOC enhancements reflect Texas’s commitment to creating a code-based, forward-looking governance regime that provides greater certainty for corporate decision-making, particularly for mission-driven and innovative companies.
While Delaware has historically been known for its developed body of case law, the Board of Directors and Special Committee views Texas’s increasingly code-based approach as better supporting the Company’s strategic planning in today’s competitive environment. Texas’s legal framework is intended to reduce reliance on judicial discretion, offers potentially more predictable statutory standards, and is well-aligned with the needs of businesses operating at the forefront of innovation.
Aside from Texas’s code-based approach to corporate law, Texas has built a reputation as one of the most business-friendly states in the country, making it an attractive place to incorporate. The state’s pro-business regulatory climate favors private ordering, limits unnecessary compliance obligations, and minimizes administrative costs. For technology and high-growth corporations like ours, this combination of legal flexibility, protective statutes, and a light-touch tax and regulatory environment provides a cost-effective, low-friction platform for growth.
On March 25, 2025, certain amendments to the DGCL (the “DGCL Amendments”) became effective. The DGCL Amendments provide a safe harbor for conflict transactions with directors, officers and controlling stockholders and impose conditions on, and clarify the materials to be produced in response to, stockholder demands to inspect a corporation’s books and records pursuant to Section 220 of the DGCL. The DGCL Amendments were adopted in order to address perceived transactional uncertainty and reduce nuisance litigation. The Board of Directors and the Special Committee considered the DGCL Amendments in their deliberations, as well as the Delaware legislature’s efforts to provide greater clarity and certainty for corporate decision making. The DGCL Amendments, however, are new, untested and subject to judicial interpretation, and may not fully mitigate a variety of litigation and business planning concerns for the Company. Furthermore, the constitutional validity of the DGCL Amendments are subject to ongoing litigation before the Delaware Supreme Court.
Delaware’s Increasing Litigious Environment
The Board of Directors and the Special Committee also considered the increasingly litigious environment in Delaware. The increasing frequency of claims and litigation in Delaware brought against corporations and their directors and officers creates unnecessary distraction and costs for businesses, especially businesses in competitive and innovative industries. This risk is particularly acute for companies, such as ours, that have an executive controlling stockholder. The absence of statutory bright-line standards in Delaware for transactions involving a controlling stockholder until recently has encouraged law firms to test new theories of liability and broaden the definition of who is in control, what transactions should be deemed conflicted and how strict the standards should be for cleansing such transactions. The amount of time and money required to respond to and to defend these matters can be substantial. The increasingly litigious environment has the potential to cause unnecessary distraction to the Company’s directors and management team. Recognizing the costs of this litigation environment, Texas recently amended the TBOC to provide that a corporation’s bylaws could require that a shareholder or group of shareholders must hold sufficient shares of common stock to meet a minimum ownership threshold, such threshold not to exceed three percent of a corporation’s outstanding stock, to institute a derivative claim. The Board of Directors and the Special Committee believe that a potentially more predictable legal environment will better allow the Company to pursue its mission of innovation and may help us attract and retain qualified management and directors, and that the ability to adopt an ownership threshold is in the interest of the Company by ensuring that derivative claims fairly and adequately represent concerns of shareholders and reducing the potential for opportunistic litigation. Reincorporation may also result in cost savings for the Company and its stockholders, who bear the defense costs for corporate litigation through attorneys’ fees, indemnification obligations and increased insurance premiums. The Board of Directors also believes that flexibility and certainty in corporate decision making, especially for a mission-driven company like ours, provides a competitive advantage.
In making its decision, the Board of Directors and Special Committee also took into account the manner in which corporate law cases are currently assigned to judges in the Court of Chancery and in the Texas Business Court. In Delaware, corporate law cases are assigned by the Chancellor, although it has been announced that the Court of Chancery will transition to an automated case assignment system in the future. In Texas, with limited exceptions, corporate law cases are randomly assigned. We believe that random case assignment promotes potential diversity of jurisprudential viewpoints among the members of a court and avoids the appearance of partiality in the judicial process of handling corporate law matters.
Texas’ Public Support for Blockchain and Crypto Innovation
The State of Texas has firmly established itself as a national leader in digital asset adoption—viewing crypto not as a niche experiment, but as a cornerstone of its economic future. With clear rules, a supportive pro-innovation government, and world-class energy and technology sectors, Texas has earned recognition as one of the most crypto-friendly states in the nation.
State lawmakers have enacted legislation formally recognizing digital assets under Texas commercial law, providing clarity and confidence for innovators and investors alike. Governor Greg Abbott and other state leaders have consistently demonstrated steadfast support for blockchain and cryptocurrency innovation. Most recently, Texas created a Strategic Bitcoin Reserve—one of the first-of-its-kind state-managed fund designed to hold Bitcoin and other eligible digital assets.
Texas is also home to a thriving blockchain ecosystem, including one of the largest concentrations of Bitcoin mining operations in the world. Industry leaders and advocacy organizations continue to work closely with policymakers to ensure Texas remains at the forefront of forward-looking crypto policy and sustainable innovation.
Cost Savings
The Reincorporation will also eliminate our obligation to pay annual Delaware franchise tax. For the most recent franchise tax period, the Company paid $250,000 in franchise taxes to the state of Delaware. Texas does not have a comparable annual tax based on outstanding equity. Rather, Texas’s franchise tax is based on taxable margin and is imposed on taxable entities formed in Texas or doing business in Texas. The Company already pays the Texas franchise tax (based on the Company’s gross receipts apportioned to Texas). This tax is not expected to increase or decrease based on the Company’s state of incorporation.
Certain Risks Associated with the Reincorporation
Although the Board of Directors believes that the Reincorporation is in the best interests of the Company and its stockholders, there can be no assurance that the Reincorporation will result in all or any of the benefits described in this Information Statement, including the benefits of or resulting from incorporation in Texas or the application of Texas law to the internal affairs of the Company.
Certain Differences Between Delaware and Texas Law
Although the Board of Directors believes that the rights of stockholders under the DGCL and the TBOC are relatively similar, the DGCL and Delaware case law collectively are different in certain respects than the TBOC and existing Texas case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section titled “What Changes After the Reincorporation?—Certain Differences in Stockholder Rights under Delaware and Texas Law.”
For example, under the TBOC, a shareholder may inspect a Texas corporation’s books and records, subject to certain limitations, if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months. The DGCL, on the other hand, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Reincorporation.
In addition, under Delaware law, there is no express statutory authority for fiduciaries to consider factors other than long-term stockholder value maximization, unless the corporation is specifically incorporated as a public benefit corporation. As a Texas corporation, under the TBOC, our directors would not be prohibited from considering the interests of other constituents.
The Board of Directors identified certain other areas where the law in Texas differs in some respect from the law in Delaware. These were generally procedural to the Company in the view of the Board of Directors. The most potentially important area is related to anti-takeover protections. Both Delaware and Texas permit a range of anti-takeover defenses, including poison pills. Both have business combination provisions, though they apply at different ownership thresholds: 20% in Texas and 15% in Delaware. Both allow boards of directors to create new directorships and fill vacancies, though Texas law prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders. Another potential area of difference involves change of control transactions and “Revlon duties.” Texas law allows directors to take into account “the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.” Similarly, under Delaware law, the decision whether to sell the company or “just say no” is a business judgment for the board of directors in which they can take into account the corporation’s long-term interests. But once the board of directors determines to pursue a change of control transaction, Delaware law requires the directors to act reasonably to obtain the best price available.
Texas recently adopted significant amendments to the TBOC (the “TBOC Amendments”), as noted above. Perhaps most significantly, the TBOC Amendments codified the business judgment rule. Under the TBOC Amendments, a breach of duty claim may be brought against a director only if the plaintiff can prove intentional misconduct, fraud, an ultra vires act or a knowing violation of law. In addition, under the TBOC Amendments, emails, texts, social media posting and similar electronic communications are not generally considered books and records of a corporation unless such items effectuate a corporate act. Under the analogous DGCL books and records statute, these materials are only available if either (a) the corporation does not have board/stockholder minutes or written consents, annual financial statements, or (for public companies) independence questionnaires and such materials are necessary and essential to fulfill the inspecting stockholder’s proper purpose or (b) the stockholder proves that it has a compelling need for such records, supported by clear and convincing evidence that such records are necessary and essential to its proper purposes. The TBOC Amendments also allow certain Texas corporations, including the Texas Corporation, to include in their governing documents a provision establishing a minimum ownership threshold, not higher than 3% of the outstanding stock, that must be held by one or more shareholders in order to bring a derivative claim, and now permit Texas corporations to include in their governing documents an enforceable waiver of the right to a jury trial concerning any internal entity claim. The TBOC defines an “internal entity claim” as a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the “internal affairs” of the entity, meaning the rights, powers, and duties of its governing authority, governing persons, officers, owners, and members; and matters relating to its membership or ownership interests. The Texas Bylaws provide that a shareholder or group of shareholders desiring to bring a derivative proceeding on behalf of the Texas Corporation against any director and/or officer of the Texas Corporation in his or her official capacity must beneficially own a number of shares of common stock sufficient to meet an ownership threshold of at least 3% of the total outstanding shares of the Texas Corporation.
It is possible that the Company may face criticism over its decision to reincorporate in Texas from shareholders or advisory services such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis & Co. (“Glass Lewis”).
Extensive Delaware Case Law and Established Court System
There are various important common law doctrines under Delaware law that have not been adopted by Texas courts or adopted in the Texas statutes. The Delaware Court of Chancery and Delaware Supreme Court are experienced business courts which have produced extensive case law interpreting Delaware law, often in the context of extremely expedited litigation. Trials in the Chancery Court are before judges who are experts in corporate law and appointed for 12-year terms. Delaware statutory law is regularly updated by the legislature, which meets at least once every year to consider amendments to the DGCL. While Texas has adopted comprehensive, modern, and flexible statutes, the Texas Legislature meets every other year to update and revise the Texas statutes to meet changing business needs. In addition, Texas case law concerning the effects of its statutes and regulations is more limited than Delaware due in part to Texas’ recent shift to a more code-based approach. Additionally, while Texas has established dedicated Business Courts to hear corporate cases, these courts have only been in existence since September 2024, and there has not yet developed extensive case law generated by the Texas Business Court. As a result, the Company would not have the benefit of Delaware’s breadth of precedent to anticipate the legality of certain corporate affairs and transactions and shareholders’ rights to challenge them, particularly on any matters as to which Texas’ statutes do not provide a definitive answer and a Texas court must decide as a matter of first impression. The familiarity with Delaware law and courts and the breadth and long history of Delaware corporate law may impact the views of certain investors or certain members of the financial services industry, as well as potential director and officer candidates, with respect to the Texas Corporation. This view regarding Delaware law may impact the behaviors of such third parties which could have an adverse effect on our business.

The Courts Have Not Applied the TBOC Amendments
The TBOC Amendments became effective between May and September of 2025, and there is not a significant body of case law interpreting, clarifying, validating or supporting the TBOC Amendments. There is ongoing litigation challenging certain of the TBOC Amendments. One case involves a challenge to a board’s ability to adopt a minimum ownership threshold for derivative claims with such threshold to be effective against a shareholder who made a demand on, but did not institute a proceeding against, the corporation prior to the adoption of the bylaw. Certain other cases involve challenges to the requirement that proxy advisors provide additional disclosure to shareholders of Texas-based corporations when their recommendations are not made solely in the financial interests of shareholders. On August 30, 2025, the United States District Court for the Western District of Texas entered a preliminary injunction, enjoining the Texas Attorney General and his agents, employees and persons acting under his direction or control, but not other potential plaintiffs, from taking any action to enforce the proxy advisory services disclosure requirements against ISS and Glass Lewis. Other cases could challenge the validity of the TBOC Amendments, apply them in ways that are inconsistent with how we understand the language of the TBOC Amendments, or qualify them in unforeseen ways, any of which could have an adverse effect on our business.
Transaction Costs and Litigation Risk
We have incurred and will incur certain costs in connection with the Reincorporation, including certain filing fees and legal and other transaction costs. We believe a majority of the costs related to the Reincorporation have already been incurred or will be incurred in connection with the delivery of this Information Statement to stockholders regardless of whether the Reincorporation is ultimately completed. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Reincorporation.
It is also possible that the Reincorporation, regardless of merit, results in litigation, with additional expense and distraction for the Company. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.
What Changes After The Reincorporation?
The Reincorporation will effect a change in the state of incorporation of the Company and other changes, the most significant of which are described below. Following the Reincorporation, we will be governed by the TBOC instead of the DGCL, and we will be governed by the Texas Charter and the Texas Bylaws instead of the Delaware Charter and the Delaware Bylaws. Copies of the Delaware Charter and Delaware Bylaws are included as Appendix C and Appendix D, respectively, to this Information Statement, and copies of the Texas Charter and Texas Bylaws are included as Appendix E and Appendix F, respectively, to this Information Statement.
Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws
The Texas Charter and the Texas Bylaws have been drafted with an intent to parallel the Delaware Charter and the Delaware Bylaws to the extent practicable. In addition, there are differences between the Delaware Charter and Delaware Bylaws and the Texas Charter and Texas Bylaws as they will be in effect after the Reincorporation, particularly with respect to changes (i) that are required by Texas law, (ii) that are necessary in order to preserve certain rights of stockholders and powers of the Board of Directors following the Reincorporation, or (iii) that the Board of Directors has determined are otherwise in the best interests of the Company and its stockholders.
The following discussion is a summary of certain differences between the Texas Charter and the Delaware Charter and between the Texas Bylaws and the Delaware Bylaws. This summary does not cover all the differences between the Delaware Charter and Delaware Bylaws and the Texas Charter and Texas Bylaws. This summary is subject to the complete text of the relevant provisions of the Texas Charter and Texas Bylaws and the Delaware Charter and Delaware Bylaws. We encourage you to read those documents carefully.
For purposes of the summaries below:

•A “Staggered Board End Date” means the close of business on the first day, after a Staggered Board Start Date, that the Company certifies upon the direction of the Board of Directors acting in good faith that our Founder (Brian Armstrong) and his Permitted Entities, Permitted Foundations, Permitted IRA and Permitted Transferees (all as defined in the Delaware Charter) hold directly or indirectly (in street name and as holders of record) a majority of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors. Mr. Armstrong and his Permitted Entities, Permitted Foundations, Permitted IRA and Permitted Transferees (all as defined in the Delaware Charter) became the beneficial owners of a majority of the voting power of all the then-outstanding shares of our capital stock entitled to vote in May 2021 and continues to hold a majority of the voting power of all outstanding shares of our capital stock as of today.
•A “Staggered Board Start Date” means, following any Staggered Board End Date (including the most recent one which occurred in May 2021), the close of business on the 20th business day after the Company certifies upon the direction of the Board of Directors acting in good faith that our Founder (Brian Armstrong) and his Permitted Entities, Permitted Foundations, Permitted IRA and Permitted Transferees (all as defined in the Delaware Charter) cease to hold directly or indirectly (in street name and as holders of record) a majority of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors.
Comparison of the Delaware Charter and Texas Charter

Issue	Delaware Charter	Texas Charter
Acts Requiring Stockholder Approval
Certain matters requiring stockholder approval under the DGCL, including certain fundamental business transactions and amendments to the certificate of incorporation, require a default vote of the holders of a majority of the voting power of the outstanding shares entitled to vote thereon, unless the charter specifies a higher voting threshold.
The Delaware Charter does not include a higher voting threshold so the default voting standard for such business transactions applies.

Under the TBOC, certain matters subject to a shareholder vote, including “fundamental business transactions” such as mergers, sales of substantially all assets, and other transactions, require a default vote of 2/3 of the shareholders of each class, unless the charter specifies a lower voting threshold.
In order to align with the current Delaware Charter and as permitted under the TBOC, the Texas Charter provides that to the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of common stock or preferred stock as specified in the Texas Charter or in any Certificate of Designation, and further subject to the Texas Bylaws and the provisions of the Texas Charter, the vote of shareholders holding a majority of the voting power of all of the then-outstanding issued and outstanding shares of stock entitled to vote on the matter shall be sufficient to approve, authorize, adopt, or to otherwise cause the Texas Corporation to take, or affirm the taking of, any action, including any “fundamental business transaction” and “fundamental action” as defined in the TBOC.

Issue	Delaware Charter	Texas Charter
Board of Directors Vacancies
The Delaware Charter provides that any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders.
However, during the period commencing immediately following a Staggered Board Start Date and ending upon the next Staggered Board End Date, a vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors must be approved by the affirmative vote of all of the directors then in office and shall not be filled by the stockholders.
Any director elected to fill a vacancy shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been assigned expires and until such director’s successor shall have been duly elected and qualified, or until such director’s earlier, death, resignation, disqualification or removal.

The TBOC provides that director vacancies may be filled (1) by a vote of a majority of the remaining members of the board of directors, (2) by a sole remaining director, or (3) by a vote of holders of a majority of the outstanding shares of stock.
Additionally, the TBOC prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders, and any directors appointed or elected by the board of directors or shareholders to fill a vacancy can only serve until the next annual meeting of the shareholders (or special meeting called to elect directors).
The Texas Charter provides that director vacancies may be filled in any manner permitted by the TBOC, including by (a) a majority of the remaining directors then in office, although less than a quorum, or (b) the sole remaining director, in each case to the extent permitted by the TBOC.
Similar to the Delaware Charter, the Texas Charter also provides that during the period commencing immediately following a Staggered Board Start Date and ending upon the next Staggered Board End Date, a vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, if filled by the Board of Directors, must be approved by the affirmative vote of all of the directors then in office.

Issue	Delaware Charter	Texas Charter

The Texas Charter also provides that any director elected to fill a vacancy shall hold office for the remainder of the unexpired term of the director’s predecessor; provided, however, that a director appointed by the Board of Directors to fill a vacancy resulting from an increase in the number of directors shall serve only until the next election of one or more directors by the shareholders at an annual or special meeting of shareholders or until such director’s earlier death, resignation, disqualification or removal. In addition, if a director is appointed by the Board of Directors to fill a vacancy created by the increase in the number of directors and the director was assigned to a class of the Board of Directors that is not otherwise up for re-election at the next annual or special meeting of shareholders, then at such shareholders’ meeting the director shall be included in the slate of nominees for election as directors at such meeting to serve for the remaining term associated with the class than the director was assigned by the Board of Directors.

Director and Officer Liability
Under Delaware law, a corporation may include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision shall not eliminate or limit the liability of: (i) a director or officer for any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders; (ii) a director or officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) a director for the unlawful payment of dividends or unlawful stock purchases or redemptions; (iv) a director or officer for any transaction from which the director or officer derived an improper personal benefit; or (v) an officer in any action by or in the right of the corporation.
The Delaware Charter eliminates the personal liability of the Company’s directors to the Company or its stockholders for monetary damages for any breach of fiduciary duties as a director, to the fullest extent permitted by the DGCL as now in effect or as it may be amended in the future.

Under the TBOC, a corporation may include in its certificate of formation a provision eliminating or limiting the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision shall not eliminate or limit the liability of: (i) a director or officer for any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders; (ii) a director or officer for acts or omissions not in good faith that (a) constitutes a breach of duty of the director or officer to the corporation or (b) involves intentional misconduct or a knowing violation of law; (iii) a director or officer for any transaction from which the director or officer derived an improper personal benefit; or (iv) an officer or director for any act or omission for which the liability of a director or officer is expressly provided by an applicable statute.
The Texas Charter eliminates the personal liability of the Texas Corporation’s directors and officers to the Texas Corporation or its shareholders for monetary damages for any breach of fiduciary duties as a director or officer, as applicable, to the fullest extent permitted by Texas law (now or in the future).

Issue	Delaware Charter	Texas Charter
Stockholder Action by Written Consent
The Delaware Charter provides that subject to the rights of any series of common stock or preferred stock then outstanding, no action shall be taken by the stockholders of the Company by written consent in lieu of a meeting.
Notwithstanding the foregoing prohibition, during the period commencing immediately after a Staggered Board End Date and ending upon the next Staggered Board Start Date (if any), any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting if holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class, consent thereto in writing or by electronic transmission.

Under the TBOC, shareholders are required to have the option to act by written consent in lieu of a meeting so long as the consent is unanimous; provided that a company may adopt the lesser majority of outstanding voting power standard.
We have acknowledged this statutory right in the Texas Charter. The Texas Charter provides that, subject to the preferential or other rights of any holders of common stock or preferred stock then outstanding, any action required or permitted to be taken at any meeting of the shareholders may be taken without a meeting if holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Texas Corporation entitled to vote thereon, voting together as a single class, consent thereto in writing or by electronic transmission.
Notwithstanding the foregoing, during the period commencing immediately following a Staggered Board Start Date and ending upon the next Staggered Board End Date, any action by written consent may only be taken if such written consent is signed by the holders of all then-outstanding shares entitled to vote on such action.

Calling of Special Stockholder Meetings	The Delaware Charter provides that special stockholder meetings may be called only by the Chairperson of the Board of Directors, the Chief Executive Officer or the Board of Directors acting pursuant to a resolution adopted by the Whole Board (as defined in the Delaware Charter), and may not be called by the stockholders or any other person or persons.
Under the TBOC, the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation, have the right to call a shareholder meeting, as are the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.
We have acknowledged these statutory rights in the Texas Charter. The Texas Charter provides that special meetings of the shareholders may be called only by the Chairperson of the Board of Directors, the Chief Executive Officer, the President, the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board (as defined in the Texas Charter), or the holders of not less than 50% (or the highest percentage of ownership that may be set under the TBOC) of the voting power of all of the Texas Corporation’s then issued and outstanding shares of stock entitled to vote at such special meeting.

Issue	Delaware Charter	Texas Charter

Jury Trial Waivers	The Delaware Charter does not include a waiver of the right to jury trials. Were a shareholder to file suit in the Delaware Court of Chancery, there would be no right to a jury trial as the Court of Chancery, as a court of equity, does not conduct jury trials.
In Texas, jury trials are available under certain circumstances. However, under the TBOC, a corporation may include a waiver of the right to a jury trial in its governing documents concerning any internal entity claim.
The Texas Charter includes a waiver of the right to jury trial concerning any “internal entity claim” (as defined in the TBOC).
Under the Texas Charter, this new provision will qualify as a “Specified Provision” requiring the affirmative vote of the holders of at least 2/3 of the voting power of all of the then-outstanding shares of the capital stock of the Texas Corporation entitled to vote thereon, voting together as a single class, to amend or repeal, or adopt any provision inconsistent with this provision; provided that if 2/3 of the Whole Board (as defined in the Texas Charter) has approved such amendment or repeal of, or any provision inconsistent with, this Specified Provision, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Texas Corporation entitled to vote thereon, voting together as a single class (in addition to any other vote of the holders of any class or series of stock of the Texas Corporation required by law or by the Texas Charter, including any Certificate of Designation), will be required to amend or repeal, or adopt any provision inconsistent with, this Specified Provision.

Comparison of the Delaware Bylaws and Texas Bylaws

Provision	Delaware Bylaws	Texas Bylaws
Board of Directors Committees
The Delaware Bylaws provide that each committee of the Board of Directors, to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company; but no such committee shall have the power or authority in references to the following matters: (i) approving, adopting or recommending to the stockholders any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (2) adopting, amending, or repealing any bylaw of the Company.

Similar to the Delaware Bylaws, the Texas Bylaws provide that each committee of the Board of Directors, to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Texas Corporation; but no such committee shall have the power or authority in reference to the following matters: (i) approving, adopting, or recommending to the shareholders any action or matter (other than the election or removal of directors) that the TBOC expressly requires to be submitted to shareholders for approval or expressly prohibits being delegated to a committee, or (ii) adopting, amending, or repealing any bylaw of the Texas Corporation.
The Texas Bylaws, by reference to the TBOC, acknowledge that a board committee (including any board committee of the Texas Corporation) is prohibited from taking certain actions under the TBOC.

Advancement of Expenses	The Delaware Bylaws provide that as a condition to the advancement of expenses, if the DGCL then so requires, the Indemnitee (as defined in the Delaware Bylaws) must deliver to the Company an undertaking to repay such amounts if it shall ultimately be determined by final judicial decision from which there is no appeal that such Indemnitee is not entitled to be indemnified.
In addition to the undertaking described in the Delaware Bylaws, the TBOC requires an indemnitee to deliver to the corporation a good faith statement that the indemnitee believes that he or she is entitled to indemnification for funds to be advanced.
Accordingly, the Texas Bylaws require the indemnitee to provide, in addition to the undertaking required by the Delaware Bylaws, “any other documentation that may be required by the TBOC,” which would include the good faith statement described above.

Provision	Delaware Bylaws	Texas Bylaws
Notice to Stockholders
The Delaware Bylaws provide that written notice of every meeting of stockholders shall be given in accordance with applicable law.
The DGCL permits the corporation to deliver a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. The DGCL further provides that any stockholder who fails to object within 60 days of having been given written notice by the corporation of the intention to send the single notice shall be deemed to have consented to receiving such single notice.
The Delaware Bylaws also permit notice to be given by electronic transmission to a stockholder’s electronic mail address under certain conditions, unless the stockholder has notified the Company in writing or by electronic transmission of its objection to this method of delivery or if such notice is otherwise prohibited by the DGCL.

The Texas Bylaws, like the Delaware Bylaws, provide that written notice of every meeting of shareholders shall be given in accordance with applicable law.
Unlike the DGCL, the TBOC does not currently include provisions allowing for a single notice to be delivered to multiple shareholders at the same address.
Also, under the TBOC, shareholders must give affirmative consent to receive electronic transmissions.
Accordingly, the Texas Bylaws provide that electronic transmission is only available where the shareholder has consented to this method of delivery.

Choice of Forum; Exclusive Forum
The Delaware Bylaws do not include an exclusive forum provision.
The Delaware Charter does include an exclusive forum provision, designating the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) as the sole and exclusive forum for (a) derivative claims, (b) claims for breach of fiduciary duty or wrongdoing, (c) claims under the DGCL, the Delaware Charter or the Delaware Bylaws, (d) actions to interpret, apply, enforce or determine the validity of the Delaware Charter or the Delaware Bylaws, (e) claims against the Company governed by the internal affairs doctrine, or (f) any action asserting an “internal corporate claim.”
Furthermore, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, or any successor thereto or, to the fullest extent permitted by law, under the Exchange Act, or any successor thereto.

The Texas Bylaws provide, unless the Texas Corporation consents in writing to the selection of an alternative forum, the exclusive venue and forum for (a) derivative claims, (b) claims for breach of fiduciary duty or wrongdoing, (c) claims under the TBOC, the Texas Charter or the Texas Bylaws, (d) actions to interpret, apply, enforce or determine the validity of the Texas Charter or the Texas Bylaws, (e) claims against the Texas Corporation governed by the internal affairs doctrine, (f) actions asserting “internal entity claims,” or (g) any other action or proceeding in which the court has jurisdiction, shall be the Business Court in the First Business Court Division of the State of Texas, or, in each case, if such court lacks jurisdiction, the U.S. District Court for the Northern District of Texas – Dallas Division, or, if both such courts lack jurisdiction, the state courts of Texas located in Dallas County.
Furthermore, unless the Texas Corporation consents in writing to the selection of an alternative forum, the U.S. District Court for the Northern District of Texas – Dallas Division shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, or any successor thereto or, to the fullest extent permitted by law, under the Exchange Act, or any successor thereto.

Provision	Delaware Bylaws	Texas Bylaws

Ownership Threshold for Derivative Proceedings
The DGCL does not expressly authorize any minimum ownership threshold for stockholders who wish to bring derivative suits.
The Delaware Bylaws do not include an ownership threshold for bringing derivative proceedings.

The TBOC allows certain corporations, including corporations listed on a national securities exchange, to impose a minimum ownership threshold for shareholders who wish to bring derivative suits (up to 3% of the corporation’s issued and outstanding shares).
The Texas Bylaws provide that a shareholder or group of shareholders desiring to bring a derivative proceeding on behalf of the Texas Corporation against any director and/or officer of the Texas Corporation in his or her official capacity must beneficially own a number of shares of common stock sufficient to meet an ownership threshold of at least 3% of the total outstanding shares of the Texas Corporation.

Certain Differences in Stockholder Rights under Delaware and Texas Law
The statutory corporate laws of Texas, as governed by the TBOC, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are differences between what your rights are under Delaware law and what they will be under Texas law. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the shareholders of a Texas corporation and the corporate governance of a company in Delaware and in Texas.
The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the TBOC and DGCL, the Delaware Charter and Delaware Bylaws, the Texas Charter and Texas Bylaws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect you in light of the provisions of the Texas Charter and Texas Bylaws, which opt in to certain determinations as permitted under the TBOC.

Issue	Delaware	Texas
Fiduciary Duties
In Delaware, fiduciary duties are generally developed by case law.
In general, directors and officers owe the fiduciary duties of care and loyalty (which further include the duties of good faith, oversight, and disclosure) to the corporation and its stockholders.
The duty of care requires directors not to act with gross negligence, including, depending on the facts and circumstances, by being well-informed and considering reasonably available relevant information.
The duty of loyalty requires directors to act in good faith and under the belief that their actions will be best for the corporation and its stockholders.
Directors are “fully protected” if they rely in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation’s officers or employees, or committees of the board of directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.
In addition, under Delaware law, controlling stockholders of a corporation may owe fiduciary duties to the corporation and its minority stockholders in certain circumstances, including when engaging in conflict transactions or when the controlling stockholder is selling its shares or seeking to change the status quo using its voting power. However, the recent amendments to the DGCL provide that controlling stockholders and control groups, in their capacity as such, cannot be liable for monetary damages for breach of the duty of care.

In Texas, fiduciary duties are generally developed by case law.
Directors and officers owe fiduciary duties of loyalty, due care, and obedience (i.e., duty to follow the law and the governing agreements of the corporation) to the corporation.
Directors and officers may rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by an officer or employee of the entity, legal counsel, a certified public accountant, an investment banker, a person who the director or officer reasonably believes possesses professional expertise in the matter, or a committee of the corporation on which the director or officer does not serve.
Texas case law has not defined the concept of a “controlling shareholder” in a publicly traded corporation, but Texas case law holds that controlling shareholders do not generally owe formal fiduciary duties to their fellow shareholders. While a few cases have recognized that a relationship between particular shareholders may constitute a “confidential relationship,” which could give rise to informal fiduciary duties, Texas law generally allows shareholders to act in their own interests.

Issue	Delaware	Texas
Business Judgment Rule
Under Delaware law, directors and officers are generally protected by the business judgment rule, which is a presumption that in making a business decision, the directors of a corporation acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the company. Under the business judgment rule, a court will generally not second-guess directors’ decisions unless the business judgment rule’s presumptions have been rebutted for a majority of directors who made the challenged decision. If the business judgment rule’s presumptions have been rebutted for a majority of directors, directors will not be personally liable absent a finding of non-exculpated fiduciary misconduct. Personal liability for breach of the duty of care cannot occur unless (1) the director acted with gross negligence and (2) the certificate of incorporation lacks an applicable exculpation provision.
The Delaware Charter has an exculpation provision which forecloses personal liability for monetary damages for breach of fiduciary duty as a director.
Delaware courts apply enhanced scrutiny in certain scenarios involving the adoption of defensive measures, certain change of control transactions, and certain scenarios involving interference with stockholders’ voting rights. If enhanced scrutiny applies, the court generally reviews directors’ actions for reasonableness. Delaware courts apply the entire fairness standard of review where either (1) a majority of directors who made the challenged decision were interested or lacked independence or (2) the transaction involved a conflicted controlling stockholder. Under the entire fairness standard, the burden is generally on the defendant fiduciaries to demonstrate that the act or transaction was a product of fair dealing and resulted in a fair price. However, the DGCL provides that if a statutory safe harbor applies, the act or transaction cannot be the subject of equitable relief or give rise to an award of money damages against directors, officers, or controlling stockholders.

Under Texas law, directors and officers are generally protected by the business judgment rule, which protects directors and officers from liability for decisions that may be considered negligent or unwise if made in good faith and within their discretion in furtherance of the corporation’s interests. In particular, a corporation with a series or class of stock listed on a national securities exchange or one which has opted in is protected by a codified business judgment rule which establishes a presumption that directors and officers, in deciding upon matters of business, are presumed to act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing law. This presumption governs director and officer liability in all matters of the corporation’s business (including transactions with interested persons), and neither the corporation nor any shareholder has a claim against a director or officer unless they (a) rebut the presumption and (b) prove an act or omission that both (1) is a breach of a duty and (2) constitutes intentional misconduct, fraud, an ultra vires act or a knowing violation of law. By requiring intentional misconduct, Texas law prevents a claim of breach of duty arising out of negligence or gross negligence.
In addition, the Texas Charter has an exculpation provision which forecloses personal liability for duty of care breaches.

Issue	Delaware	Texas
Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock
Under the DGCL, the board of directors cannot increase or decrease the amount of authorized capital stock without stockholder approval. Notwithstanding the foregoing, if the corporation only has one class of stock outstanding and such class is not divided into series, then unless otherwise expressly required by the certificate of incorporation, stockholder approval is not required to adopt an amendment to the certificate of incorporation that effects a forward stock split and, in connection therewith, such amendment may also increase the number of authorized shares up to an amount proportionate to the subdivision without stockholder approval. See “Charter Amendments” below.

Under the TBOC, once stock has been issued, the board of directors cannot unilaterally increase or decrease the authorized capital stock without shareholder approval unless the increase in the number of authorized shares is in connection with a forward stock split, in which case the number of authorized shares can be increased up to an amount proportionate to the subdivision without stockholder approval, provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation).
With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

Number of Directors
Under the DGCL, the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors. If the certificate of incorporation fixes the number of directors, then a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Under the TBOC, the number of directors shall be set by, or in the manner provided by, the certificate of formation or bylaws, except that the number of directors on the initial board of directors must be set by the certificate of formation.
The number of directors may be increased or decreased by amendment to, or as provided by, the certificate of formation or bylaws.
If the certificate of formation or bylaws do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

Issue	Delaware	Texas
Procedures for Filling Vacant Directorships
Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws: (1) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (2) whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.
In the case of a Delaware corporation the directors of which are divided into classes, any directors chosen under (1) of the above shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified. Directors chosen under (2) above shall serve for such a term as shall be stated in the certificate of incorporation.

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.
The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office and until the director’s successor is elected and qualified.
Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.
Unless otherwise authorized by a corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (1) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (2) by the sole remaining director elected in that manner; or (3) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Issue	Delaware	Texas
Removal of Directors
Under the DGCL, subject to the exceptions discussed below, holders of a majority of the voting power of the shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.
Unless the certificate of incorporation provides otherwise, where the board of directors of a Delaware corporation is classified (i.e., elected for staggered terms), a director may only be removed by stockholders for cause.
Where the certificate of incorporation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal without cause of such a director, only the votes of the holders of such a class or series are considered.

Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.
Unless the certificate of formation provides otherwise, if a Texas corporation’s directors serve staggered terms, as ours may from time to time, a director may only be removed for cause.
If the certificate of formation expressly permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which the director is a part. Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for the removal of such a director, only the votes of the holders of such a class or series are considered.

Issue	Delaware	Texas
Committees
Under the DGCL, the board of directors may, by resolution, designate one or more committees, each consisting of one or more directors. The board of directors may also designate one or more director(s) as alternate committee members who can replace any absent or disqualified member. The board of directors can authorize any committee to have and to exercise all the powers and authority of the board in the management of the business, but no committee of a corporation (like the Company) formed after July 1, 1996 can: (1) approve, adopt, or recommend to the stockholders any action or matter (other than election or removal of directors) expressly required by statute to be submitted to stockholders for approval; or (2) adopt, amend, or repeal any bylaw.

Under the TBOC, the board of directors may designate committees composed of one or more directors if authorized by the certificate of formation or the bylaws of the corporation. Once appointed, a committee has the full authority of the board of directors, though such authority may be limited by the resolution that created the committee, the certificate of formation, the bylaws, or the TBOC. A committee cannot (1) amend the certificate of formation, except to establish a series of shares, change the number of shares in a series, or eliminate a series of shares; (2) propose a reduction of stated capital; (3) approve a plan of merger, share exchange, or conversion; (4) recommend to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the ordinary course of business; (5) recommend to the shareholders a voluntary winding up and termination or revocation of such action; (6) amend, adopt, or repeal bylaws; (7) fill board vacancies; (8) fill committee vacancies or designate alternate committee members; (9) fill vacancies due to an increase in the number of directors; (10) elect or remove officers or committee members; (11) set committee member compensation; or (12) alter or repeal a board resolution that states that the board resolution cannot be amended or repealed by a committee.

Action by Written Consent of Directors
Under the DGCL, unless otherwise restricted by the certificate of incorporation or bylaws, the board of directors of a Delaware corporation may act without a meeting if all of the directors consent in writing.

Under the TBOC, unless otherwise provided by the certificate of formation or bylaws, a written consent stating the action taken and signed by all members of the board of directors of a Texas corporation is also an act of the board of directors.

Action by Written Consent of Stockholders
Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, with the written consent of the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If less than unanimous written consent is given, the corporation generally must give prompt notice of the action taken to the nonconsenting stockholders.

Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (1) all shareholders or (2) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders.

Issue	Delaware	Texas
Special Meetings of the Stockholders
Under the DGCL, the board of directors, or any other one or more persons authorized in the certificate of incorporation or bylaws, may call a special meeting. Stockholders do not have a statutory right to call a special meeting, but the certificate of incorporation or bylaws for the corporation may provide for such right. Under the DGCL, the only business that may be conducted at a special meeting of the stockholders is business that is stated in the notice of meeting.

Under the TBOC, special meetings of the shareholders of a corporation may be called by: (1) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation; or (2) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.
Under the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting of shareholders.

Adjournment of Stockholder Meetings
Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are: (1) announced at the meeting at which the adjournment is taken; (2) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication; or (3) set forth in the notice of meeting.
Under the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting, or each stockholder of record entitled to vote at the adjourned meeting as of the new record date set for notice of the adjourned meeting, respectively.
At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Under the TBOC, unless the certificate of formation or bylaws provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting.
The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.
Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purposes described in the notice.

Voting by Proxy
Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless a longer period is provided in the proxy.

Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for eleven months from its date of execution unless otherwise provided in the proxy.

Issue	Delaware	Texas
Quorum and Required Vote for Stock Corporations
Under the DGCL, the certificate of incorporation or bylaws of a Delaware corporation may specify the number of shares and/or the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.
In the absence of such specification in the certificate of incorporation or bylaws of the corporation: (1) a majority of the voting power of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (2) in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (3) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (4) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.
A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation of a corporation may provide that a quorum is present only if: (1) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (2) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.
The certificate of formation or bylaws of a corporation may provide that a director of a corporation shall be elected only if the director receives: (1) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (2) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (3) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. If no standard is specified, directors of a corporation shall be elected by a plurality of the votes cast.
Subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders. With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the certificate of formation or bylaws of a corporation may provide that the act of the shareholders of the corporation is:

Issue	Delaware	Texas

(1) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (2) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (3) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (4) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.
If the certificate of formation provides for more or less than one vote per share on a matter for all of the outstanding shares or for the shares of a class or series, each reference in the TBOC or in the certificate of formation or bylaws, unless expressly stated otherwise, to a specified portion of the shares with respect to that matter refers to the portion of the votes entitled to be cast with respect to those shares under the certificate of formation.

Issue	Delaware	Texas
Stockholder Vote for Fundamental Business Transactions
Under the DGCL, a majority of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (1) certain mergers or consolidations; (2) a sale, lease, or exchange of all or substantially all of the corporation’s assets (as described below); (3) dissolution; (4) conversion of a domestic corporation to other entities; and (5) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.

Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation of a corporation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as: (1) a merger; (2) an interest exchange; (3) a conversion; or (4) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. The certificate of formation can provide for a different threshold of approval, but not less than a majority of the shares entitled to vote.
Except as provided by the TBOC, if a class or series of shares is entitled to vote as a class or series on a fundamental business transaction, the affirmative vote of the holders of at least two-thirds of the outstanding shares in each such class or series of shares entitled to vote on the transaction as a class or series is also required to approve the fundamental business transaction, unless a different threshold, not less than a majority, is specified in the certificate of formation. Shares entitled to vote as a class or series shall only be entitled to vote as a class or series on the fundamental business transaction unless that class or series is otherwise entitled to vote on each matter submitted to the shareholders generally or is otherwise entitled to vote under the certificate of formation, although proposed legislation would allow corporations to provide that all shares vote as a single class even in such transactions. However, a corporation may include in its certificate of formation a provision that all shares vote as a single class in all instances.

Issue	Delaware	Texas
Stockholder Vote for Sales, Leases, Exchanges or Other Dispositions
Under the DGCL, a Delaware corporation may sell, lease or exchange all or substantially all of its property and assets (provided that no stockholder authorization or consent is required (A) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so requires or (B) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a secured party and certain additional conditions are met) upon such terms and conditions and for such consideration as the board of directors deems expedient and for the best interests of the corporation, when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon.
No such approval is required, however, if the assets being sold, leased or exchanged are not all or substantially all of the corporation’s assets. There is no specific quantity or percentage that definitively governs whether the asset(s) to be sold, leased or exchanged constitute(s) substantially all of the corporation’s assets. Instead, the inquiry hinges on a fact-intensive evaluation of whether the assets to be sold are quantitatively and qualitatively vital to the business of the corporation. For purposes of determining whether assets to be sold, leased or exchanged constitute substantially all of the corporation’s assets, the assets of the corporation include the assets of the corporation’s director and indirect wholly-owned and controlled subsidiaries.

Under the TBOC, generally the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote, unless the corporation’s certificate of formation sets a lower threshold (which may not be less than a majority of the voting shares).
No such approval is required, however, if the transaction is made in the usual and regular course of a Texas corporation’s business. Under Texas law, even the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed not to be a transaction requiring shareholder approval under the TBOC.
Except as provided by the TBOC, if a class or series of shares is entitled to vote as a class or series on a sale, lease, exchange or other disposition of all, or substantially all, of the property and assets, the affirmative vote of the holders of at least two-thirds of the outstanding shares in each such class or series of shares entitled to vote on the transaction as a class or series is also required to approve the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets, unless a different threshold, not less than a majority, is specified in the certificate of formation. Shares entitled to vote as a class or series shall only be entitled to vote as a class or series on the fundamental business transaction unless that class or series is otherwise entitled to vote on each matter submitted to the shareholders generally or is otherwise entitled to vote under the certificate of formation, although a corporation may provide that all shares vote as a single class even in such transactions.

Issue	Delaware	Texas
Business Combinations Statute
Under the DGCL, unless a Delaware corporation’s certificate of incorporation or bylaws (original, or approved by stockholders) provide otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are generally prohibited from entering into any “business combination” with any “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder.
The DGCL generally defines a “business combination” as (i) certain mergers and consolidations; (ii) sales leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (iii) certain transactions that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) certain transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.
“Interested stockholder” is generally defined as a person that directly or indirectly owns (together with its affiliates and associates) 15% or more of the outstanding voting stock of a Delaware corporation or is an affiliate or associate of the corporation and was the owner (together with its affiliates and associates) of 15% or more of the outstanding voting stock of the corporation at any time within the 3- year period before the date on which it is sought to be determined whether such person is an interested stockholder, in each case subject to certain exceptions.

Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such Texas public corporation, (b) the aggregate market value of the outstanding voting stock of such Texas public corporation or (c) the earning power or net income of such Texas public corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such Texas public corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.

Issue	Delaware	Texas

The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder prior to the date the interested stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of the corporation (excluding for purposes of determining the voting stock outstanding, but not the outstanding voting stock owned by the interested stockholder, shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by the board of directors and the affirmative vote of at least two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).
A corporation may expressly elect in its certificate of incorporation to not be governed by this statute.

“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.
“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Exchange Act; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.
The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.
A corporation may expressly elect in its certificate of formation to not be governed by this statute.

Issue	Delaware	Texas
Charter Amendments
Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved (i) by the board of directors and (ii) then, by the holders of a majority of the voting power of a Delaware corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number. Whether or not entitled to vote by the certificate of incorporation, the holders of the outstanding shares of a class are entitled to vote as a class on a proposed amendment, if the amendment would (1) increase or decrease the aggregate number of authorized shares of such class; (2) increase or decrease the par value of the shares of such class; or (3) alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. However, the DGCL permits corporations to provide in their certificate of incorporation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of such class, in which case a share increase/decrease amendment would instead be approved by the holders of all outstanding shares, voting together as a single class.
In addition, unless otherwise expressly required by the certificate of incorporation: (1) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (2) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders described in the preceding paragraph if:

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of a Texas corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.
If a class or series of shares is entitled to vote as a class or series on an amendment to the certificate of formation, the affirmative vote of the holders of at least two-thirds, unless a different threshold, not less than a majority, is specified in the certificate of formation, of the outstanding shares in each such class or series of shares entitled to vote on the amendment as a class or series is also required to approve an amendment to the certificate of formation, although the TBOC allows corporations to provide that all shares vote as a single class for such an amendment. In addition, the TBOC also allows corporations to provide in their certificate of formation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of a class, in which case a share increase/decrease amendment would instead be approved by the holders of all outstanding shares, voting together as a single class.

Issue	Delaware	Texas
(A) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (B) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (C) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.

Bylaw Amendments
Under the DGCL, stockholders of a Delaware corporation entitled to vote thereon have the right to amend, repeal or adopt the bylaws. If a Delaware corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws.

Generally, under the TBOC, the board of directors may amend, repeal or adopt a Texas corporation’s bylaws. However, (i) the shareholders may amend, repeal or adopt bylaws even if the directors also have that power and (ii) a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

Issue	Delaware	Texas
Dividends and Distributions
Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.
In addition, a Delaware corporation may not pay dividends if doing so would render the corporation insolvent in the sense that it could not pay its debts as they come due or it would have an unreasonably small amount of capital for the business in which it is engaged or intends to engage, and also may not pay dividends if doing so would impair the corporation’s ability to continue as a going concern.

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.
Under the TBOC, a Texas corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless a Texas corporation is in receivership or the distribution is made in connection with the winding up and termination of the Texas corporation, if it either renders a Texas corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the Texas corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

Stock Redemption and Repurchase
Under the DGCL, a Delaware corporation may purchase or redeem shares of any class unless its capital is impaired or would be impaired by such purchase or redemption, except that the corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced. However, a corporation may not purchase redeemable shares for a price greater than that at which they would be redeemed.
In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that it could not pay its debts as they come due or it would have an unreasonably small amount of capital for the business in which it is engaged or intends to engage, and also may not repurchase or redeem shares if doing so would impair the corporation’s ability to continue as a going concern.
As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

Issue	Delaware	Texas
Ratification
Under the DGCL, there is a codified ratification process for defective corporate acts.
The board of directors must adopt a resolution that, among other things, ratifies the defective corporate act and, if stockholder approval would have been required for the defective corporate act to have been taken, the defective corporate act must be submitted to stockholders for approval (subject to exceptions).
In addition to the foregoing, under the DGCL, the corporation, any successor entity to the corporation, any director, or certain stockholders can apply to the Delaware Court for an order determining the validity and effectiveness of defective corporate acts, including without limitation to confirm whether a prior ratification was effective and whether a defective corporate act can be validated even if not previously ratified. In connection with such applications, the Delaware Court has broad discretion to fashion appropriate relief, including without limitation declaring ratifications effective, validating and declaring effective any defective corporate act, and making such other orders regarding such matters as it deems proper under the circumstances.

Under the TBOC, there is a codified ratification process for defective corporate acts.
The board of directors must adopt a resolution and then submit the ratified defective corporate act for shareholder approval (shareholder approval is subject to certain exceptions). In the absence of actual fraud in the transaction, the judgment of the board of directors of a Texas corporation that shares of the Texas corporation are valid shares or putative shares is conclusive, unless otherwise determined by a Texas district court or the Texas Business Court.

Issue	Delaware	Texas
Inspection of Books and Records	Under the DGCL, any stockholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during normal business hours for any proper purpose (defined to mean a purpose reasonably related to the stockholder’s interest as a stockholder) upon written demand under oath stating if (i) the demand is made in good faith and for a proper purpose, (ii) the demand describes with reasonable particularity the stockholder’s purpose and the books and records the stockholder seeks to inspect and (iii) the books and records sought are specifically related to the stockholder’s purpose.
The DGCL generally defines “books and records” to mean (i) the certificate of incorporation and bylaws (and documents incorporated therein by reference); (2) the annual financial statements for the preceding three years; (3) stockholder meeting minutes, stockholder consents and communications to stockholders generally within the preceding three years; (4) minutes and records of actions of the board of directors or a committee thereof and any materials provided to the board of directors or a committee in connection with actions taken thereby; (5) agreements between the company and one or more current or prospective stockholders (including beneficial owners) entered into under Section 122(18) of the DGCL; and (6) director and officer questionnaires.
The DGCL provides that the corporation may impose reasonable restrictions on the confidentiality, use, and distribution of books and records and may require the stockholder to stipulate that any books and records received are deemed incorporated by reference in any follow-on complaint in a plenary action relating to the subject matter of the demand. The corporation may redact portions of any books and records produced to a stockholder to the extent the portions so redacted are not specifically related to the stockholder’s purpose.
If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court for an order to compel such inspection.
Under the TBOC, a shareholder may inspect a Texas corporation’s books and records for a proper purpose during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months prior to such demand. Books and records do not include emails, text messages, social media information and similar electronic communications unless such communications effectuate a corporate action.
If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the Texas corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC.
A Texas corporation may defend against an inspection action by establishing that the shareholder: (1) has sold or offered for sale, or has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purpose of selling, a list of shareholders or of holders of voting trust certificates for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought; (2) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (3) was not acting in good faith or for a proper purpose in making the request. A shareholder request for corporate records is not made for a proper purpose if the corporation reasonably determines that the request relates to an active or pending derivative suit or litigation that is or is expected to be instituted by such shareholder or that involves or is expected to involve the corporation as an adversarial party.

Issue	Delaware	Texas

Generally, the stockholder bears the burden of showing that each category of requested records is essential to accomplish the stockholder’s stated purpose for the inspection. When a stockholder, however, seeks to inspect a corporation’s list of stockholders or stock ledger, the burden of proof is on the corporation to establish that the inspection is for an improper purpose.
The Delaware Court may not order inspection of any documents beyond those defined as “books and records” unless either of two exceptions applies. First, if the corporation does not have certain materials defined as “books and records,” the Delaware Court may order the production of their functional equivalent only if and to the extent the stockholder has met other requirements of the books and records statute and only to the extent necessary and essential to fulfill the stockholder’s proper purpose. Second, the Delaware Court may order production of additional materials only if (i) the stockholder has met other requirements of the books and records statute, (ii) the stockholder made a showing of compelling need for such materials, and (iii) the stockholder has demonstrated by clear and convincing evidence that such materials are necessary and essential to further their proper purpose.

Insurance
Under the DGCL, a Delaware corporation is allowed to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the DGCL. The DGCL also authorizes a Delaware corporation to self-insure its directors, officers, employees or agents through captive insurance, subject to certain requirements and limitations.
The DGCL does not prohibit a Delaware corporation from establishing and maintaining arrangements, other than insurance, to protect such persons, including a trust fund or surety arrangement.

Under the TBOC, a Texas enterprise is allowed to purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless an existing or former governing person, delegate, officer, employee, or agent against any liability: (1) asserted against and incurred by the person in that capacity or (2) arising out of the person’s status in that capacity. The insurance or other arrangement established may insure or indemnify against the liability described above without regard to whether the enterprise otherwise would have had the power to indemnify the person against that liability under the TBOC. Under the TBOC, for the benefit of persons to be indemnified by the enterprise, an enterprise may, in addition to purchasing or procuring or establishing and maintaining insurance or another arrangement: (1) create a trust fund; (2) establish any form of self-insurance, including a contract to indemnify; (3) secure the enterprise’s indemnity obligation by grant of a security interest or other lien on the assets of the enterprise; or (4) establish a letter of credit, guaranty, or surety arrangement.

Issue	Delaware	Texas
Interested Party Transaction Approvals	Section 144 of the DGCL provides safe harbor procedures for acts or transactions in which one or more directors or officers as well as controlling stockholders and members of control groups have interests or relationships that might render them interested or not independent with respect to the act or transaction. If one of the statutory safe harbors applies, the act or transaction at issue may not be the subject of equitable relief or give rise to an award of damages against a director or officer. Section 144 of the DGCL provides that certain acts or transactions involving interested directors or officers will be protected if the act or transaction is (1) approved or recommended by a majority of the disinterested directors, either serving on a board of directors or a committee of the board of directors acting with knowledge as to the material facts, (2) approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon, or (3) fair to the corporation. If a majority of the directors are not disinterested directors with respect to the act or transaction, any such disinterested director approval or recommendation must be provided through a disinterested director committee that consists of two or more directors, each of whom the board of directors has determined to be a disinterested director with respect to the act or transaction. Under the DGCL, a controlling stockholder transaction that does not constitute a “going private transition” would be entitled to the statutory safe harbor protection if it is (1) approved or recommended by a fully empowered committee of disinterested directors acting with knowledge of the material facts, (2) approved or ratified by the informed and uncoerced vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon, or (3) fair to the corporation. A controlling stockholder transaction that constitutes a “going private transaction” may be entitled to the statutory safe harbor protection if items (1) and (2) of the foregoing sentence are both obtained or the act or transaction is fair to the corporation. For a corporation, like the Company, with a class of equity securities subject to Section 12(g) or 15(d) of the Exchange Act or listed on a national securities exchange, a “going private transaction” means a Rule 13e-3 transaction, as defined in Rule 13e-3(a)(3) promulgated under the Exchange Act.
The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (A) is a managerial official; or (B) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (1) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (B) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (2) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.
The TBOC differs from the DGCL’s interested party transaction statute in that it does not turn on whether the interested party is a controlling shareholder. It also clarifies that the statutory business judgment rule applies to such transactions.

Issue	Delaware	Texas

Under the DGCL, a “controlling stockholder” is defined as any person who, together with that person’s affiliates and associates, either (i) owns or controls a majority in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors or in the election of directors who have a majority in voting power of the votes of all directors on the board of directors, (ii) has the right, by contract or otherwise, to cause the election of nominees who are selected at the discretion of such person and who constitute either a majority of the members of the board of directors or directors entitled to cast a majority in voting power of the votes of all directors on the board of directors, or (iii) has the power functionally equivalent to that of a stockholder that owns or controls a majority in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors by virtue of ownership or control of at least one-third in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors or for the election of directors who have a majority in voting power of the votes of all directors on the board of directors and power to exercise managerial authority over the business and affairs of the corporation.
A “control group” is defined under the DGCL to mean two or more persons who are not controlling stockholders who, by virtue of an agreement, arrangement or understanding between or among those persons, constitute a controlling stockholder.
A “disinterested director” is defined as a director who is not party to the act or transaction being considered and who does not have a material interest in that act or transaction or a material relationship with a person that has a material interest in the act or transaction. A “material relationship” is defined as a familial, financial, professional, employment or other relationship that would be reasonably expected to impair the objectivity of the director’s judgment when participating in the negotiation, authorization or approval of the act or transaction at issue. A “material interest” is defined as an actual or potential benefit, including the avoidance of a detriment, other than one which would devolve on the corporation or the stockholders generally,

Issue	Delaware	Texas

that (i) in the case of a director, would reasonably be expected to impair the objectivity of the director’s judgment when participating in the negotiation, authorization or approval of the act or transaction at issue and (ii) in the case of a stockholder or any other person (other than a director), would be material to such stockholder or such other person.
In addition, under the DGCL, any director of a corporation that has a class of stock listed on a national securities exchange is presumed to be a disinterested director with respect to an act or transaction to which that director is not a party if the board of directors has determined that the director satisfies the relevant criteria for determining director independence from the corporation and, if applicable, the controlling stockholder or control group, under any rules promulgated by the applicable exchange. This presumption may only be rebutted by substantial and particularized facts that the director has a material interest in the act or transaction or has a material relationship with a person with a material interest in the act or transaction.

Limitation of Liability of Stockholders
Under the DGCL, unless the certificate of incorporation otherwise provides, the stockholders of a corporation shall not be personally liable for the payment of the corporation’s debts except as they may be liable by reason of their own conduct or acts.
Delaware law permits stockholders to be liable under the doctrine of veil piercing, which allows the court to apply a multi-factor test to determine whether to hold a stockholder liable for obligations of a corporation.

A shareholder is not liable to the corporation or its creditors for: (1) the shares, other than the obligation to pay to the corporation the full amount of consideration; (2) the corporation’s contractual obligations based on an alter ego theory, a theory of fraud, or other similar theories; or (3) the corporation’s obligations due to a failure to follow corporate formalities required by the TBOC or the corporation’s governing documents.
Notwithstanding the foregoing, a shareholder may be liable to a creditor of the corporation if: (1) the shareholder used or caused the corporation to commit actual fraud primarily for the shareholder’s direct personal benefit; (2) the shareholder expressly assumes, guarantees, or agrees to be personally liable; or (3) the TBOC or another applicable statute imposes liability on the shareholder.

Issue	Delaware	Texas
Limitation of Personal Liability of Directors and Officers and Controlling Stockholders
Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith, engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (iv) a director or officer obtaining an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation.
The DGCL further provides that controlling stockholders and control groups, in their capacity as such, cannot be liable for monetary damages for breach of the fiduciary duty of care.

Under the TBOC, a Texas corporation is permitted to provide that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer.
The TBOC does not, however, permit any limitation of the liability of a director or officer for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute (such as wrongful distributions).
Further, corporations and their shareholders will not have a cause of action against a director or officer of the corporation as a result of any act or failure to act, unless: (1) the presumption of the business judgment rule is rebutted; (2) the director’s or officer’s act or failure to act constituted a breach of a fiduciary duty; and (3) such breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law. This standard governs director and officer liability in all circumstances.

Issue	Delaware	Texas
Considerations by Directors Permitted by Statute
Under the DGCL, except for corporations that have opted to become public benefit corporations, directors of Delaware corporations do not have any express statutory authority to consider constituencies beyond stockholders when discharging their fiduciary duties. Delaware case law provides that fiduciary duties generally require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders and that directors can consider the interests of other constituencies so long as doing so serves the ultimate goal of value maximization.

Under the TBOC, in discharging the duties of a director and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.
In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose. Texas also has a public benefit corporation statute.

Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own. Factors to be considered include: (i) whether the corporation is financially able to exploit the opportunity; (ii) if the opportunity is within the corporation’s line of business; (iii) whether the corporation has an interest or expectancy in the opportunity; and (iv) whether by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation.
The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Texas law is generally similar to the Delaware corporate opportunity doctrine.
The TBOC permits a Texas entity to renounce, in its certificate of formation or by action of its board of directors, an interest or expectancy of the entity in, or an interest or expectancy of the entity in being offered an opportunity to participate in, specified business opportunities or a specified class or category of business opportunities presented to the entity or one or more of its directors, officers or owners.

Issue	Delaware	Texas
Indemnification of Directors and Officers
Under the DGCL, a Delaware corporation is permitted to indemnify any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful.
In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a Delaware corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Court of Chancery or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. This is not exclusive of any other indemnification rights, which may be granted by a Delaware corporation to its directors, officers, employees or agents.

Under the TBOC, a Texas corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against (i) judgments and (ii) expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (a) acted in good faith; (b) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. In addition, the TBOC permits indemnification of other persons as described in the section entitled “Persons Covered” below.
If, however, the person is found liable to a Texas corporation, or is found liable on the basis that he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

Issue	Delaware	Texas
Advancement of Expenses
Under the DGCL, expenses (including attorneys’ fees) incurred by a current or former officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding; provided that, in the case of a current director or officer, any such advancement shall be conditioned upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in Section 145 of the DGCL.
Under the TBOC, a corporation may pay or reimburse reasonable expenses incurred by a present director or officer who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

Procedure for Indemnification
Under the DGCL, a determination that indemnification of a current director or officer is appropriate generally must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders.

Under the TBOC, a determination that indemnification is appropriate generally must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.

Mandatory Indemnification
The DGCL requires a Delaware corporation to indemnify current directors and certain officers against expenses (including attorneys’ fees) actually and reasonably incurred in successfully defending, on the merits or otherwise, against any action, suit or proceeding described above, or any claim, issue or matter therein.
The TBOC requires indemnification for reasonable expenses actually incurred only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

Issue	Delaware	Texas
Persons Covered
Under the DGCL, directors and officers, but not employees, agents, or others, are entitled to mandatory indemnification for expenses incurred when successful on the merits or otherwise in defense of litigation. Other than in that instance, the DGCL authorizes a Delaware corporation to provide the same indemnification rights to directors, officers, employees, agents of the corporation, and those serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

Under the TBOC, a corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (1) the corporation’s governing documents; (2) general or specific action of the corporation’s board of directors; (3) resolution of the shareholders; (4) contract; or (5) common law. A corporation must indemnify an officer to the same extent that indemnification is required under the TBOC for a director. A determination of indemnification for a person who is not a director of a corporation, including an officer, employee, or agent, is not required to be made in accordance with the procedures set out in the relevant sections of the TBOC.

Rights Plans
Stockholder rights plans, but stockholder rights plans have generally been upheld by Delaware courts. Adoption of stockholder rights plans is viewed as a defensive action and is subject to enhanced scrutiny by the Delaware courts, with the burden initially on the board of directors to demonstrate that the adoption of the rights plan is reasonable in response to a reasonably identified threat posed.

Texas case law has generally upheld shareholder rights plans, but indicates that rights plans will be scrutinized for validity at the time of adoption and for continued validity in the face of changing circumstances.
In addition, the TBOC expressly permits directors to look to the “longterm” benefit to shareholders in taking action.

Issue	Delaware	Texas
Selection of Forum/Venue
Under the DGCL, a Delaware corporation’s certificate of incorporation or bylaws may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or bylaws may prohibit bringing such claims in the courts of Delaware.
“Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity; or (ii) as to which the DGCL confers jurisdiction upon the Delaware Court.
With respect to claims that are not internal corporate claims, a Delaware corporation’s certificate of incorporation or bylaws may require stockholders, when acting in their capacity as stockholders or in the right of the corporation, to bring any or all such claims only in one or more prescribed forums or venues, if such claims relate to the business of the corporation, the conduct of its affairs, or the rights or powers of the corporation or its stockholders, directors or officers; provided that such requirement is consistent with applicable jurisdictional requirements and allows a stockholder to bring such claims in at least one court in Delaware that has jurisdiction over such claims.

Under the TBOC, the governing documents of a Texas entity may require, consistent with applicable state and federal jurisdictional requirements, that any internal entity claims shall be brought only in a court in Texas and that one or more courts in Texas having jurisdiction shall serve as the exclusive forum and venue in such disputes. Further, a Texas corporation may include a waiver of jury trial concerning internal entity claims in its bylaws.
“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.

Issue	Delaware	Texas
Pre-Suit Demand in Derivative Suits
Under Delaware court rules and case law, in order for a stockholder to commence a derivative action on behalf of the corporation, the stockholder must: (1) make a demand on the company’s board of directors; or (2) show that demand would be futile.
Demand will be deemed futile if at least half the members of the board in receipt of the demand: (1) received a material personal benefit from the alleged misconduct that is the subject of the litigation demand; (2) faces a substantial likelihood of liability on any of the claims that would be the subject of the litigation demand; or (3) lacks independence from someone who received a material personal benefit from the alleged misconduct that would be the subject of the litigation demand or who would face a substantial likelihood of liability on any of the claims that are the subject of the litigation demand.
If demand is excused, the board of directors of Delaware corporation can form an independent special litigation to take control of the litigation. If such a committee determines dismissal is appropriate and moves to dismiss the derivative suit, the court will evaluate the independence and good faith of the committee, the reasonableness of its investigation into the subject of the demand, and the proffered reasons for dismissing the demand. The court will then apply its own judgment to determine whether the dismissal was in fact in the best interests of the corporation.
If a demand is received and the board or a board committee refuses to pursue litigation, the business judgment rule applies to the board or committee’s decision, and a plaintiff claiming wrongful demand refusal must allege particularized facts that raise a reasonable doubt as to whether the board’s determination to refuse the demand was the product of valid business judgment.

Texas is a universal demand jurisdiction. Under the TBOC, the focus is on harm to the corporation rather than the Delaware standard of futility. A shareholder may not institute a derivative proceeding until the 91st day after the date a written demand is filed with the corporation stating with particularity the act, omission, or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action.
The foregoing waiting period is not required or, if applicable, shall terminate if: (1) the shareholder has been notified that the demand has been rejected by the corporation; (2) the corporation is suffering irreparable injury; or (3) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

Issue	Delaware	Texas
Stock Ownership Requirement for Derivative Suits; Jury Trials
Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law, and the plaintiff maintains such ownership throughout the litigation. The Company understands that certain Delaware corporations have included an ownership threshold for derivative claims in their bylaws; however, the Delaware Courts have not opined on the enforceability of these provisions.
Jury trials are generally not available in the Delaware Court of Chancery, which is the Court in which stockholder suits relating to the internal affairs of a Delaware corporation must be filed.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (1) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (2) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. Further, publicly traded corporations and corporations with over 500 shareholders, may set an ownership threshold in their governing documents (not to exceed 3%) that shareholders must satisfy to bring a derivative claim.
Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee. A corporation may include a waiver of jury trial in its bylaws, and such waiver will constitute an intentional consent to waiver if enforced against a party approving the bylaws or acquiring a security after such bylaws are adopted, continuing to hold a security of a public company after the bylaws are adopted, or by other methods permitted under law.

Issue	Delaware	Texas
Dissent and Appraisal Rights
Under the DGCL, a stockholder of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the fair value of their shares as determined by the Delaware Court of Chancery.
Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication, transfer or continuance if (i) prior to the effective time of the transaction the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders, and (ii) in the merger, consolidation conversion, domestication, transfer or continuance they receive solely shares of stock of the surviving corporation or entity or of any other corporation which shares at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders.

Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (A) listed on a national securities exchange; or (B) held of record by at least 2,000 owners; (2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (A) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or (ii) held of record by at least 2,000 owners; (B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or (C) any combination of the ownership interests and cash above.

Issue	Delaware	Texas

Under the TBOC, an owner of an ownership interest in a Texas domestic entity subject to dissenters’ rights is entitled to dissent from an amendment to a Texas for-profit corporation’s certificate of formation to add required provisions to elect to be a public benefit corporation or delete required provisions, which in effect cancels the corporation’s election to be a public benefit corporation if the owner owns shares that were entitled to vote on the amendment; except if the shares held by the owner are part of a class or series of shares listed on a national securities exchange or held of record by at least 2,000 owners.

Independence of Corporate Code	Delaware does not have an applicable statute.
The TBOC provides that the plain meaning of its terms may not be supplanted, contravened, or modified by the laws or judicial decisions of any other jurisdiction; however, an officer or director is not in breach of their duties if they consider other jurisdictions.

Judicial Certification of Committees and Panels	Delaware does not have an applicable statute.
A corporation may request that a court, at the start of a transaction or investigation of a derivative claim, judicially certify the independence and disinterestedness of directors on special committees reviewing transactions or individuals on panels reviewing derivative claims. Future challenges to independence or disinterestedness would require new facts.

Regulation of Proxy Advisors	Delaware does not have an applicable statute.
A proxy advisor that makes a voting recommendation concerning the shares of a Texas corporation, or a corporation headquartered in Texas, must either make such recommendation solely in the financial interests of shareholders or disclose the non-financial factors that subordinate shareholder financial interest.

Threshold for Stockholder Proposals	Delaware does not have an applicable statute.
A Texas public corporation that is either headquartered in Texas or that is listed on a Texas stock exchange may prohibit shareholders from including proposals on the corporation’s proxy unless they have held more than the lesser of (1) $1,000,000 of stock or (2) at least 3% of the corporation’s voting shares, for a continuous period of at least six months before the date of the meeting and throughout the entire duration of the meeting. The proposing shareholder must also solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal.

Certain Matters That Will Not Change After Reincorporation
Apart from being governed by the Texas Charter, Texas Bylaws and the TBOC, upon completion of the Reincorporation, the Company will continue to exist, without interruption, in the form of a Texas corporation. By virtue of the Reincorporation, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Texas Corporation and will be the property of the Texas Corporation. In addition, the Texas Corporation will have all debts, liabilities and duties of the Company and the same may be enforced against the Texas Corporation.
Eligible Derivative Actions
In addition, the Plan of Conversion provides that the Reincorporation will not extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware Corporation (including any appeal therefrom) that is pending at the Effective Time or extinguish or adversely affect the standing or ability of any such person or entity to initiate such a derivative action or suit on behalf of the Delaware Corporation regarding acts, omissions or transactions occurring prior to the Effective Time if such person or entity was a stockholder or beneficial owner of the Delaware Corporation at the time of such act, omission or transaction; provided that, in each case, such person or entity shall maintain his or her status as a stockholder or beneficial owner of the Texas Corporation through the pendency of any such derivative action or suit (any such person or entity, a “Plaintiff,” and any such derivative action or suit, a “Derivative Action”). Following the Effective Time, the Texas Corporation will not assert that the Reincorporation, or the application of the laws of the State of Texas to the Texas Corporation, extinguished or adversely affected the standing or ability (as applicable) of any such Plaintiff to initiate or maintain any such Derivative Action.
No Change in Business, Jobs or Physical Location
The Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities, net worth (other than as a result of the costs related to the Reincorporation), or state of incorporation of any subsidiary of the Company.
Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Reincorporation. To the extent that the Reincorporation will require the consent or waiver of a third party, the Company will use commercially reasonable effects to obtain such consent or waiver before completing the Reincorporation. The Company does not expect that any such required consent will impede its ability to reincorporate to Texas. The Reincorporation will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Texas Corporation.
Multi-Class Capital Structure
The Delaware Charter sets forth the terms and conditions for the termination of the Company’s multi-class capital structure. Each share of the Company’s Class B common stock will automatically convert into one share of the Company’s Class A common stock immediately prior to the close of business on the earliest of (i) the date fixed by the Board of Directors that is no less than 61 days and no more than 180 days following the first time after 11:59 p.m. Eastern Time on April 1, 2021 that (A) the aggregate number of shares of Class B common stock held (in street name or as a holder of record) by Mr. Armstrong and his Permitted Entities, Permitted Foundations, Permitted IRAs and Permitted Transferees (all as defined in the Delaware Charter) is less than (B) 25% of the aggregate number of shares of Class B common stock held (in street name or as a holder of record) by the Founder and his Permitted Entities, Permitted Foundations, Permitted IRAs and Permitted Transferees at 11:59 p.m. Eastern Time on April 1, 2021, (ii) the date and time specified by (A) the affirmative vote of the holders of Class B common stock representing not less than two-thirds (2/3) of the voting power of all of the then-outstanding shares of Class B common stock, voting separately as a single class, and (B) the affirmative vote of not less than two-thirds (2/3) of the then-serving members of the Board of Directors, which must include the affirmative vote of Mr. Armstrong as a member of the Board of Directors if either (x) Mr. Armstrong is then serving as a member of the Board of Directors and he has not been terminated for Cause (as defined in the Delaware Charter) or resigned (except for Good Reason) (as defined in the Delaware Charter) from the position of Chief Executive Officer of the Company or (y) Mr. Armstrong has not been removed for Cause or resigned from the position of Chairperson of the Board of Directors, or (iii) the date of Mr. Armstrong’s death or Disability (as defined in the Delaware Charter), provided, that, in the case of (iii), the date of such automatic conversion may be delayed, but not for a total period of longer than six (6) months, to a date approved by a majority of the

Independent Directors (as defined in the Delaware Charter) then in office (each of the events referred to in (i)-(iii), an “Automatic Conversion Date”). The Texas Charter provides for the same Automatic Conversion Dates.

No Securities Law Consequences
We will continue to be a publicly held company following completion of the Reincorporation, and our Class A common stock will continue to be listed on The Nasdaq Global Select Market and traded under the symbol “COIN.” The Company will continue to file required periodic reports and other documents with the Securities and Exchange Commission (“SEC”). There is not expected to be any interruption in the trading of the Class A common stock as a result of the Reincorporation. Except as described below, we and our stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as we and our stockholders were prior to the Reincorporation.
Outstanding Convertible and Senior Notes
From and after the Effective Time, our outstanding 0.50% Convertible Senior Notes due 2026 (the “2026 Notes”), 0% Convertible Senior Notes due 2029 (the “2029 Notes”), 0.25% Convertible Senior Notes due 2030 (the “2030 Notes”) and 0% Convertible Senior Notes due 2032 (the “2032 Notes” and together with the 2026 Notes, the 2029 Notes and the 2030 Notes, the “Convertible Notes”) will be convertible, subject to the terms set forth in the relevant indenture governing the Convertible Notes, into a number of shares of the Texas Corporation’s Class A common stock equal to the number of shares of the Company’s Class A common stock such Convertible Notes were convertible into prior to the Effective Time.
We have determined that the Reincorporation may constitute a “Common Stock Change Event” pursuant to the Indenture, dated as of May 21, 2021, between the Company and U.S. Bank National Association, as trustee, governing the 2026 Notes (the “2026 Notes Indenture”), the Indenture, dated as of March 18, 2024, between the Company and U.S. Bank Trust Company, National Association, as trustee, governing the 2030 Notes (the “2030 Notes Indenture”), the Indenture, dated as of August 8, 2025, between the Company and U.S. Bank Trust Company, National Association, as trustee, governing the 2029 Notes (the “2029 Notes Indenture”), and the Indenture, dated as of August 8, 2025, between the Company and U.S. Bank Trust Company, National Association, as trustee, governing the 2032 Notes (the “2032 Notes Indenture”).
Accordingly, under the terms of the 2026 Notes Indenture and 2030 Notes Indenture, the holders of the 2026 Notes and 2030 Notes issued under the respective indenture will have the right to convert their Convertible Notes at any time from, and after, the effective date of the Reincorporation to, and including, the 35th trading day after the effective date at the Conversion Rate (as defined in the applicable Indenture) then applicable to the Convertible Notes.
In addition, each of the 2026 Notes Indenture, the 2029 Notes Indenture, the 2030 Notes Indenture and the 2032 Notes Indenture requires that, at or before the Effective Time of the Reincorporation, the Company must execute and deliver to the Trustee a supplemental indenture to make certain ministerial changes to each of the indentures.
Our outstanding 3.375% Senior Notes due 2028 and outstanding 3.625% Senior Notes due 2031 will not be impacted by the Reincorporation.
No Exchange of Stock Certificates Required
Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of the Company’s Class A common stock or Class B common stock will automatically be converted into one share of the Texas Corporation’s Class A common stock or Class B common stock, as applicable, and any stock certificates or book-entry entitlements you then hold will represent the same number of shares of the Texas Corporation as they represented of the Company immediately prior to the Effective Time.
No Material Accounting Implications
Effecting the Reincorporation will not have any material accounting implications.
Anti-Takeover Implications of the Reincorporation
The Reincorporation is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company or obtain representation on the Board of Directors. Moreover, as of the Record Date, Mr. Armstrong and the independent trustee of trusts established by Mr. Armstrong, collectively, are able to exercise voting rights with respect to a majority of the voting power of the Company's outstanding capital stock, and accordingly have the ability to discourage, delay, or prevent any attempt to acquire control of the Company. Nevertheless, certain effects of the Reincorporation may be considered to have anti-takeover implications by virtue of the Company being subject to Texas law.
A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the Board of Directors can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, transactions approved by the Board of Directors may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the Company and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets. The Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give the Board of Directors the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value.
Delaware law and the Delaware Charter and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. Texas law includes some additional features that may deter hostile takeover attempts. Texas law prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders. Another potential area of difference involves cash-out transactions and “Revlon duties.” Texas law allows directors to take into account “the long-term and short-term interests of the corporation and the stockholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.” Similarly, under Delaware law, the decision whether to sell the company or “just say no” is a business judgment for the board of directors in which they can take into account the corporation’s long-term interests. But once the board of directors determines to pursue a change of control transaction, Delaware law requires the directors to act reasonably to obtain the best price available.
The Board of Directors may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Information Statement, if warranted from time to time in the judgment of the Board of Directors.
Certain Federal Income Tax Consequences
The Reincorporation is intended to be a tax-free reorganization under Section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (“Code”). Accordingly, we expect that, for U.S. federal income tax purposes, no gain or loss will be recognized by the Company, the Texas Corporation or the stockholders of the Company who receive Class A common stock and/or Class B common stock of the Texas Corporation (the “Texas common stock”) for their Class A common stock and/or Class B common stock of the Company (the “Delaware common stock”) in connection with the Reincorporation. The aggregate tax basis of the Texas common stock received by a stockholder of the Company as a result of the Reincorporation will be the same as the aggregate tax basis of the

Delaware common stock converted into that Texas common stock held by that stockholder as a capital asset at the time of the Reincorporation. Each stockholder’s holding period of shares of Texas common stock received in the Reincorporation will include the holding period of the shares of Delaware common stock converted into those shares of Texas common stock, provided the shares are held by such stockholder as a capital asset at the time of the Reincorporation.
This Information Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, stockholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Information Statement does not address the tax consequences under any state, local or foreign laws. State, local or foreign income tax consequences to stockholders may vary from the U.S. federal income tax consequences described above, and stockholders are urged to consult their own tax advisors as to the consequences to them of the Reincorporation under all applicable tax laws.
This discussion is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this Information Statement, all of which are subject to change or different interpretations, possibly with retroactive effect. The Company has neither requested nor received, and does not intend to request, a ruling from the Internal Revenue Service regarding the consequences of the Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.
You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.
Class A Stockholder Appraisal Rights
HOLDERS OF OUR CLASS A COMMON STOCK ARE NOT ENTITLED TO APPRAISAL RIGHTS WITH RESPECT TO THE REINCORPORATION DESCRIBED IN THIS INFORMATION STATEMENT.
Class B Stockholder Appraisal Rights
If the Reincorporation is completed, holders of record and beneficial owners of our Class B common stock who (1) did not consent to or otherwise vote in favor of the Reincorporation; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL (“Section 262”); and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Reincorporation under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to a record holder of the Company’s Class B common stock, all references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of the Company’s Class B common stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that record holders (or beneficial owners) of our Class B common stock exercise their appraisal rights under Section 262.
RECORD HOLDERS (AND BENEFICIAL OWNERS) OF OUR CLASS B COMMON STOCK SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.

Under Section 262, if the Reincorporation is completed, holders of record and beneficial owners of our Class B common stock who (1) deliver a written demand for appraisal of such person’s shares of our Class B common stock to us within 20 days after the date of this Information Statement; (2) did not consent to or otherwise vote in favor of the Reincorporation; (3) continuously hold of record or beneficially own such shares on the date of making the demand for appraisal through the Effective Time; and (4) otherwise comply with the procedures set forth in Section 262 may be entitled to have their shares of our Class B common stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the shares of the Class B common stock of the Texas Corporation set forth in the Plan of Conversion, for the “fair value” of their shares of our Class B common stock, exclusive of any element of value arising from the accomplishment or expectation of the Reincorporation, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the converted corporation in the Reincorporation to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below.
Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares subject to appraisal will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the converted corporation makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest theretofore accrued, unless paid at that time). The converted corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, when a conversion is approved by written consent without a meeting pursuant to Section 228 of the DGCL, as is the case with the Reincorporation, Section 262 requires that either the converting corporation before the effective date of the conversion, or the converted entity within 10 days after such effective date, notify each stockholder of the converting corporation who is entitled to appraisal rights of the approval of the conversion that appraisal rights are available and include in such notice either a copy of Section 262 or information directing the stockholder to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This Information Statement constitutes our notice to the holders of record and beneficial owners of our Class B common stock of the approval of the Reincorporation and that appraisal rights are available in connection therewith, and the full text of Section 262 is available at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262, which may be accessed without subscription or cost. Because this Information Statement does not notify stockholders of the effective date of the Reincorporation, then either (i) the converting corporation shall send a second notice before the Effective Time notifying each of the holders of Class B common stock that are entitled to appraisal rights of the effective date of the Reincorporation or (ii) the converted corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with Section 262 and any beneficial owner who has demanded appraisal under subsection (d)(3) of Section 262.
In connection with the Reincorporation, any holder of record or beneficial owner of shares of our Class B common stock who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses appraisal rights will be entitled to receive the Class B common stock of the Texas Corporation described in the Plan of Conversion. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of our Class B common stock, we believe that if a person is considering exercising such rights, such person should seek the advice of legal counsel.
Class B stockholders wishing to exercise the right to seek an appraisal of their shares of our Class B common stock must do ALL of the following:

•such person must not consent to or otherwise vote in favor of the Reincorporation;
•such person must deliver to us a written demand for appraisal within 20 days after the date of this Information Statement (which is the date the notice required by Section 228(e) of the DGCL was given); and
•such person must continuously hold of record the shares of our Class B common stock from the date of making the demand through the Effective Time (a person will lose appraisal rights if the person transfers the shares before the Effective Time).
A beneficial owner of our Class B common stock may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with the procedures of subsection (d)(2) of Section 262 summarized above, provided that (i) such beneficial owner continuously owns such shares through the Effective Time and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of Section 262.
Filing Written Demand
A person wishing to exercise appraisal rights must deliver to us, within 20 days after the date of this Information Statement, a written demand for the appraisal of such person’s shares. In addition, that person must not consent to or otherwise vote in favor of the Reincorporation. A person exercising appraisal rights must own or hold, as applicable, beneficially or of record, the shares on the date the written demand for appraisal is delivered and must continue to hold or own, as applicable, the shares through the Effective Time. Neither withholding consent nor abstaining from voting or failing to vote with respect to the approval of the Reincorporation will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. A person’s failure to make the written demand within 20 days after the date of this Information Statement will constitute a waiver of appraisal rights.
In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform us of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares of Class B common stock. If a stockholder of record is submitting a demand with respect to shares owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner in such capacity, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. A stockholder of record, such as a brokerage firm, bank, trust or other nominee, who holds shares of Class B common stock as nominee or intermediary for one or more beneficial owners may exercise appraisal rights with respect to shares of Class B common stock held for one or more beneficial owners while not exercising appraisal rights for other beneficial owners. In that case, the written demand should state the number of shares of Class B common stock as to which appraisal is sought. Where no number of shares of Class B common stock is expressly mentioned, the demand will be presumed to cover all shares of Class B common stock held in the name of the stockholder of record.
In the case of a written demand for appraisal made by a beneficial owner in such person’s own name, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the converted corporation and to be set forth on the verified list (as defined below).
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:

Coinbase Global, Inc.
One Madison Avenue, Suite 2400
New York, New York 10010
Attention: Corporate Secretary
At any time within 60 days after the Effective Time, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal with respect to some or all of such person’s shares and accept the terms offered pursuant to the Reincorporation, by delivering to us, as the converted corporation, a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time may only be made with the written approval of the converted corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below) to the Delaware Court of Chancery; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered in the Reincorporation within 60 days after the Effective Time. If the proceedings are not dismissed, the appraisal proceeding shall be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court shall determine the fair value of the shares of the Class B common stock exclusive of any element of value arising from the accomplishment or expectation of the Reincorporation, together with interest, if any, to be paid upon the amount determined to be the fair value. The fair value determined in any such appraisal proceeding could be less than, equal to or more than the value of the Class B common stock of the Texas Corporation being offered pursuant to the Plan of Conversion.
Filing a Petition for Appraisal
Within 120 days after the Effective Time, but not thereafter, the converted corporation or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the converted corporation in the case of a petition filed by any person other than the converted corporation, demanding a determination of the fair value of the shares of Class B common stock held by all dissenting stockholders. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Class B common stock. Accordingly, any persons who desire to have their shares of our Class B common stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of our Class B common stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could result in the loss of appraisal rights.
Within 120 days after the Effective Time, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the converted corporation a statement setting forth the aggregate number of shares not voted in favor of the approval of the Reincorporation and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal on such person’s own behalf, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within 10 days after receipt by the converted corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by a stockholder or beneficial owner of Class B common stock, service of a copy thereof must be made upon the converted corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing on such petition to the converted corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice are borne by the converted corporation.
After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. Accordingly, persons holding stock represented by stock certificates and wishing to seek appraisal of their shares are cautioned to retain their stock certificates pending resolution of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the converted corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of our Class B common stock, exclusive of any element of value arising from the accomplishment or expectation of the Reincorporation, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the converted corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the converted corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (x) the difference, if any, between the amount paid by the converted corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest accrued before such voluntary cash payment, unless paid at that time.
In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the transaction that “throw any light on future prospects” of the corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation” of the transaction. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the [transaction] and not the product of speculation, may be considered.”
ALTHOUGH WE BELIEVE THAT THE VALUE OF THE CLASS B COMMON STOCK OF THE TEXAS CORPORATION TO BE ISSUED IN CONNECTION WITH THE REINCORPORATION IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS AND BENEFICIAL

OWNERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE VALUE OF THE TEXAS CORPORATION CLASS B COMMON STOCK TO BE ISSUED IN CONNECTION WITH THE REINCORPORATION.
We do not anticipate offering more than the applicable shares of Class B common stock of the Texas Corporation in connection with the Reincorporation to any persons exercising appraisal rights, and we reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our Class B common stock is less than the value of the Class B common stock of the Texas Corporation to be issued in connection with the Reincorporation.
The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the converted corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to subsection (k) of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of shares of our Class B common stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, or if no petition for appraisal is filed within 120 days after the Effective Time, such person will be deemed to have accepted the terms offered in the Reincorporation.
From and after the Effective Time, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of our Class B common stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time).
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
As of October 31, 2025, we had 9 holders of record of our Class B common stock and 41,481,347 shares of our Class B common stock outstanding.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 31, 2025 for:
•each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our Class A common stock or Class B common stock;
•each of our named executive officers;
•all of our current directors;
•all of our directors and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose, including for determining a Staggered Board End Date as described in the Delaware Charter. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.
Applicable beneficial ownership percentages are based on 228,176,267 shares of Class A common stock and 41,481,347 shares of Class B common stock outstanding as of October 31, 2025. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of October 31, 2025, restricted stock units (“RSUs”) that are expected to vest and settle within 60 days of October 31, 2025 and shares purchasable under our 2021 Employee Stock Purchase Plan (the “2021 ESPP”) within 60 days of October 31, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the stock options, RSUs or right to purchase shares under the 2021 ESPP for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Coinbase Global, Inc., One Madison Avenue, Suite 2400, New York, New York 10010.

	Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock		% of Total Voting Power(1)
Name of Beneficial Owner	Number (#)	Percent (%)	Number (#)	Percent (%)
Greater than 5% stockholders
The Vanguard Group(2)	24,175,749	10.6	—	—	2.3
BlackRock, Inc.(3)	14,618,089	6.4	—	—	1.4
Trusts established by Brian Armstrong with Independent Trustee(4)	—	—	9,892,859	23.8	18.7
Named executive officers and directors:
Brian Armstrong(5)	8,367,972	3.5	25,689,618	61.9	49.0
Emilie Choi(6)	1,440,598	*	110,000	*	*
Alesia Haas(7)	243,477	*	617,668	1.5	1.2
Paul Grewal(8)	515,821	*	—	—	*
Lawrence Brock(9)	72,171	*	—	—	*
Marc L. Andreessen(10)	1,151,418	*	—	—	*
Paul Clement(11)	2,000	*	—	—	*
Christa Davies(12)	19,000	*	—	—	*
Frederick Ernest Ehrsam III(13)	11,881	*	5,882,412	14.2	11.1
Kelly A. Kramer(14)	33,651	*	—	—	*
Chris Lehane(15)	1,928	*	—	—	*
Tobias Lütke(16)	222,315	*	—	—	*
Gokul Rajaram(17)	10,687	*	—	—	*
Fred Wilson(18)	267,389	*	—	—	*
All executive officers and directors as a group (14 persons)(19)	12,360,308	5.0	32,299,698	76.5	60.8

*Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)Percentage of total voting power represents voting power with respect to all shares of our common stock, as a single class outstanding as of October 31, 2025. The holders of our Class B common stock are entitled to twenty votes per share, and holders of our Class A common stock are entitled to one vote per share. Shares of our Class A common stock or Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of October 31, 2025, RSUs that are expected to vest and settle within 60 days of October 31, 2025 and shares purchasable under our 2021 ESPP within 60 days of October 31, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the stock options, RSUs or right to purchase shares under the 2021 ESPP for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)Based solely on the Schedule 13G filed with the SEC on June 5, 2025 reporting beneficial ownership as of May 30, 2025. The Vanguard Group has shared voting power with respect to 265,628 shares of our Class A common stock, sole dispositive power with respect to 23,181,168 shares of our Class A common stock, and shared dispositive power with respect to 994,581 shares of our Class A common stock. The Vanguard Group’s address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
(3)Based solely on the Schedule 13G filed with the SEC on July 16, 2025 reporting beneficial ownership as of June 30, 2025. BlackRock, Inc. has sole voting power with respect to 13,173,600 shares of our Class A common stock and sole dispositive power with respect to 14,618,089 shares of our Class A common stock. BlackRock, Inc.’s address is 50 Hudson Yards, New York, NY 10001.
(4)Based solely on information provided to us by Jeffrey Billings, the independent trustee for the trusts established by Brian Armstrong. Represents (i) 5,841,466 shares of Class B common stock held by the Brian Armstrong 2018 Irrevocable Trust, of which Mr. Billings is trustee; (ii) 2,719,574 shares of Class B common stock held by The Armstrong 2014 Irrevocable Trust, of which Mr. Billings is trustee; (iii) 601,637 shares of Class B common stock held by the Brian Armstrong Legacy Trust, of which Mr. Billings in trustee; and (iv) 730,182 shares of Class B common stock held by Brian Armstrong 2018 Non-Grantor Trust, of which Mr. Billings is trustee. The address for Mr. Billings is c/o Godfrey & Kahn, S.C., Suite 1800, 833 E. Michigan Street, Milwaukee, WI 53202.
(5)Represents (i) 8,367,446 shares underlying options to purchase Class A common stock that are exercisable within 60 days of October 31, 2025; (ii) 526 shares of Class A common stock held by held by The Brian Armstrong Living Trust, of which Mr. Armstrong is trustee; (iii) 22,731,225 shares of Class B common stock held by The Brian Armstrong Living Trust, of which Mr. Armstrong is trustee; and (iv) 2,958,393 shares of Class B common stock held by The Ehrsam 2014 Irrevocable Trust, of which Mr. Armstrong is trustee.
(6)Represents (i) 187,802 shares of Class A common stock held by Ms. Choi; (ii) 1,093,262 shares underlying options to purchase Class A common stock that are exercisable within 60 days of October 31, 2025; (iii) 110,000 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of October 31, 2025; (iv) 28,980 shares of Class A common stock subject to RSUs that are settleable within 60 days of October 31, 2025; (v) a maximum of 102 shares of Class A common stock that are issuable under our 2021 ESPP within 60 days of October 31, 2025; (vi) 23,199 shares of Class A common stock held by the Starvurst Non-Exempt Trust, of which Ms. Choi’s spouse is co-trustee; (vii) 49,643 shares of Class A common stock held by the Starvurst Exempt Trust, of which Ms. Choi’s spouse is co-trustee; and (viii) 57,610 shares of Class A common stock held by Sixers LLC, of which the Coinbase Annuity Trust is the sole member, of which Ms. Choi’s spouse is the trustee.
(7)Represents (i) 84,820 shares of Class A common stock held by Ms. Haas; (ii) 145,202 shares underlying options to purchase Class A common stock that are exercisable within 60 days of October 31, 2025; (iii) 617,668 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of October 31, 2025; (iv) 9,971 shares of Class A common stock subject to RSUs that are settleable within 60 days of October 31, 2025; and (v) 3,484 shares of Class A common stock held by ACB 2021, LLC, of which Ms. Haas is sole member.
(8)Represents (i) 82,328 shares of Class A common stock held by Mr. Grewal; (ii) 422,704 shares underlying options to purchase Class A common stock that are exercisable within 60 days of October 31, 2025; and (iii) 10,789 shares of Class A common stock subject to RSUs that are settleable within 60 days of October 31, 2025.
(9)Represents (i) 478 shares of Class A common stock held by Mr. Brock; (ii) 40,379 shares underlying options to purchase Class A common stock that are exercisable within 60 days of October 31, 2025; (iii) 10,485 shares of Class A common stock subject to RSUs that are settleable within 60 days of October 31, 2025; (iv) a maximum of 102 shares of Class A common stock that are issuable under our 2021 ESPP within 60 days of October 31, 2025; and (v) 20,727 shares of Class A common stock held by 4JMB LLC, of which Mr. Brock is the sole member.
(10)Represents (i) 1,148,850 shares of Class A common stock held of record by the LAMA Community Trust, of which Mr. Andreessen and his spouse are trustees and (ii) 2,568 shares of Class A common stock held of record by AD Holdings, LLC, of which Mr. Andreessen is a manager. Mr. Andreessen, a member of our Board of Directors, may be deemed to share voting and dispositive power with regard to the shares held directly by the LAMA Community Trust and AD Holdings, LLC. The address for Mr. Andreessen is c/o Andreessen Horowitz, 2865 Sand Hill Road, Suite 101, Menlo Park, CA 94025.
(11)Represents 2,000 shares of Class A common stock held by Mr. Clement.
(12)Represents (i) 2,000 shares of Class A common stock held by Ms. Davies, and (ii) 17,000 shares of Class A common stock held by an irrevocable trust, of which Ms. Davies is a beneficiary.
(13)Represents (i) 11,881 shares of Class A common stock held by Mr. Ehrsam and (ii) 5,882,412 shares of Class B common stock held by The Frederick Ernest Ehrsam III Living Trust, of which Mr. Ehrsam is trustee.
(14)Represents 33,651 shares of Class A common stock held by Ms. Kramer.

(15)Represents 1,928 shares of Class A common stock held by Mr. Lehane.
(16)Represents (i) 13,485 shares of Class A common stock held by Mr. Lütke and (ii) 208,830 shares of Class A common stock held by 7910240 Canada Inc., of which Mr. Lütke is the sole director.
(17)Represents (i) 1,492 shares of Class A common stock held by Mr. Rajaram and (ii) 9,195 shares of Class A common stock held by the Rajaram Family Revocable Trust, of which Mr. Rajaram is the trustee.
(18)Represents (i) 214,973 shares of Class A common stock by Mr. Wilson and his spouse; (ii) 50,000 shares of Class A common stock held by The Fred and Joanne Wilson 2012 Delaware Trust, of which Mr. Wilson’s spouse is the grantor; and (iii) 2,416 shares of Class A common stock held by FJW Partners LLC, of which Mr. Wilson and his spouse are managing members.
(19)Represents (i) 2,230,886 shares of Class A common stock; (ii) 31,572,030 shares of Class B common stock; (iii) 10,068,993 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of October 31, 2025; (iv) 727,668 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of October 31, 2025; (v) 60,225 shares of Class A common stock subject to RSUs that are settleable within 60 days of October 31, 2025; and (vi) a maximum of 204 shares of Class A common stock that are issuable under our 2021 ESPP within 60 days of October 31, 2025.

Delivery of Documents to Security Holders Sharing an Address
If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address, and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at One Madison Avenue, Suite 2400, New York, New York 10010.
If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.
This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Consenting Stockholders’ approval of the Reincorporation, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.
Where You Can Find More Information About Us
We file our annual, periodic and current reports, and other required information, electronically with the SEC and this information is available at www.sec.gov. We also make available on our website at www.coinbase.com, free of charge, copies of these reports and other information as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.
We use our Investor Relations website (investor.coinbase.com), our blog (blog.coinbase.com), press releases, public conference calls and webcasts, our X feed (@coinbase), Brian Armstrong’s X feed (@brian_armstrong), our LinkedIn page, and our YouTube channel as means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD. The information disclosed by the foregoing channels could be deemed to be material information. As such, we encourage investors, the media, and others to follow the channels listed above and to review the information disclosed through such channels. The contents of the websites referred to above are not intended to be incorporated by reference into this Information Statement or in any other report or document we file with the SEC, and any references to websites are intended to be inactive textual references only.

By Order of the Board of Directors,

Chairman of the Board of Directors
_________, 2025

Appendix A
RESOLUTIONS
OF THE BOARD OF DIRECTORS (the “Board”)
OF COINBASE GLOBAL, INC. (the “Company”)

Reincorporation of the Company to the State of Texas by Conversion
WHEREAS, as part of its ongoing oversight, direction and management of the business of the Company, and in furtherance of the Company’s commitment to promoting effective corporate governance, the Board formed a special committee of the Board (the “Special Committee”) to evaluate the merits of remaining a Delaware corporation versus reincorporating outside of Delaware (such potential reincorporation, the “Potential Reincorporation”) and delegated authority to the Special Committee to: (i) review and evaluate the Potential Reincorporation, (ii) negotiate (or oversee the negotiation of) and to reject the Potential Reincorporation, and (iii) if approved, make a recommendation to the Board on the Potential Reincorporation.
WHEREAS, the Special Committee considered various factors during its evaluation of the Potential Reincorporation, including the current state of Delaware law, including with respect to reincorporation, any risks associated with the Potential Reincorporation to the Company and its stockholders, and the relative merits to the Company and its stockholders of various state laws, including Delaware, Nevada and Texas.
WHEREAS, following its evaluation of the Potential Reincorporation, the Special Committee reported its findings to the Board, determined that a reincorporation of the Company from the State of Delaware to the State of Texas was in the best interests of the Company and its stockholders and recommended that the Board approve a reincorporation of the Company from the State of Delaware to the State of Texas.
WHEREAS, having discussed and considered the Special Committee’s recommendation, the Board has determined that (i) approving and effecting a reincorporation of the Company from the State of Delaware to the State of Texas by the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas, pursuant to and in accordance with Section 266 of the DGCL, Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”), and the proposed Plan of Conversion (the “Plan of Conversion”), in the form attached hereto as Exhibit A (such conversion, the “Reincorporation”) and (ii) approving and adopting the Plan of Conversion, the proposed Texas certificate of formation (the “Texas Charter”) and the proposed Texas bylaws (the “Texas Bylaws” and, together with the Texas Charter, the “Texas Governing Documents”), in the forms attached hereto as Exhibit B and Exhibit C, respectively, are in the best interests of the Company and its stockholders.
WHEREAS, upon the Reincorporation, the Company will cease to be governed by the laws of the State of Delaware, and its existing restated certificate of incorporation and amended and restated bylaws and will become a corporation governed by the laws of the State of Texas (the “Texas Corporation”) and the Texas Governing Documents.
WHEREAS, following receipt of stockholder approval of the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and these resolutions approving the Reincorporation, the Reincorporation, unless abandoned by the Board, will become effective at the date and time (the “Effective Time”) specified in each of (i) the certificate of conversion meeting the requirements of the relevant provisions of the TBOC to be properly executed and filed in accordance with such sections and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL to be properly executed and filed in accordance with such section.
WHEREAS, at the Effective Time, by virtue of the Reincorporation and without any further action by the Company, the Texas Corporation, the holders thereof, or any other person, (i) each share of Class A common stock, par value $0.00001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class A common stock, par value $0.00001 per share, of the Texas Corporation; and (ii) each share of Class B common stock, par value $0.00001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class B common stock, par value $0.00001 per share, of the Texas Corporation.
WHEREAS, at the Effective Time, pursuant to the Plan of Conversion, by virtue of the Reincorporation and without any further action by the Company, the Texas Corporation, the holders thereof or any other person, any warrant, stock option, performance-based stock option,
1

restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the Class A common stock or Class B common stock or other equity securities of the Company (including, but not limited to, any convertible notes, including the Company’s convertible senior notes due 2026, the convertible senior notes due 2029, the convertible senior notes due 2030 and the convertible senior notes due 2032) (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, stock option, performance-based stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the same amount of Class A common stock or Class B common stock or other equity securities of the Texas Corporation, respectively, and, if applicable, with the same exercise, purchase or conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security as in effect immediately prior to the Effective Time.
NOW, THEREFORE, BE IT RESOLVED, that the Board hereby determines that the Reincorporation, the Plan of Conversion and the Texas Governing Documents are in the best interests of the Company and its stockholders and approves, adopts and declares advisable the Reincorporation (by means of conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas), the Plan of Conversion and the Texas Governing Documents.
RESOLVED FURTHER, that the Board hereby directs that the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and these resolutions approving the Reincorporation be submitted for approval and adoption, respectively, by the stockholders of the Company by written consent in lieu of a meeting.
RESOLVED FURTHER, that the Board hereby recommends that the stockholders of the Company approve the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and adopt these resolutions.
RESOLVED FURTHER, that following receipt of stockholder approval of the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and the adoption of these resolutions, the officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Reincorporation, including, without limitation, (a) the execution and filing of the Delaware Certificate of Conversion; (b) the execution and filing of the Texas Certificate of Conversion and the Texas Charter); (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Reincorporation; (e) the submission of all required notifications to the Nasdaq Stock Market LLC or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Reincorporation.
RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company of the Reincorporation (including the Plan of Conversion and the Texas Governing Documents) and the adoption of these resolutions, the Board may, at any time prior to the Effective Time, abandon the Reincorporation and the Plan of Conversion without further action by the stockholders of the Company if the Board determines that the Reincorporation is no longer in the best interests of the Company and its stockholders.
RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Time, any outstanding stock certificates or shares of Class A Common Stock or Class B common stock of the Company in uncertificated book-entry form that immediately prior to the Effective Time represented issued and outstanding shares of Class A common Stock or Class B common stock of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of Class A common stock or Class B common stock, as applicable, of the Texas Corporation.
RESOLVED FURTHER, that any shares of Class A common stock or Class B common stock of the Texas Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.
Approval of State of Texas Indemnity Agreement
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WHEREAS, having discussed and considered the Special Committee’s recommendation, the Board has determined that it is in the best interests of the Company and its stockholders to approve and adopt a form of indemnity agreement (the “Texas Indemnity Agreement”), in substantially the form attached hereto as Exhibit D, to be entered into with each of the Company’s current and future directors, officers and other members of the Company’s management as deemed appropriate by any of the Authorized Officers following the Reincorporation.
NOW, THEREFORE, BE IT RESOLVED, that the Texas Indemnity Agreement is hereby approved for the Company to enter into following the Reincorporation with each of the Company’s current and future directors, officers and other members of the Company’s management as deemed appropriate by any of the Authorized Officers (with such changes thereto as the Authorized Officers, each of them with full authority to act without the others, may determinate, in consultation with legal counsel, as necessary or desirable (such approval to be conclusively evidenced by any such Authorized Officer’s execution thereof)).
RESOLVED FURTHER, that the Authorized Officers, each of them with full authority to act without the others, are hereby authorized and empowered to enter into an Texas Indemnity Agreement with each of the Company’s current and future officers and directors and other members of the Company’s management as deemed appropriate by any of the Authorized Officers, each of them with full authority to act without the others.
Related Stockholder Matters
Record Date
RESOLVED, that the close of business on October 31, 2025, be, and it hereby is, fixed as the record date for determining the stockholders of record of the Company entitled to consent to the Reincorporation without a meeting.
Information Statement Materials and Securities and Exchange Commission Filings
RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized and directed on behalf of the Company and in its name to take any and all actions deemed necessary and appropriate to prepare an information statement and a notice of stockholder action by written consent as required by Section 228(e) of the DGCL and any and all related documents which such officers shall determine necessary or desirable in connection with the Reincorporation (collectively, the “Information Statement Materials”).
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed on behalf of the Company and in its name to take any action to prepare or cause to be prepared and to file or cause to be filed with the Securities and Exchange Commission (the “SEC”) and to prepare, execute and file any and all documents, applications, statements, reports, registrations, schedules, documents, information or filings and other papers and instruments (and any amendments or supplements thereto), which may be required from time to time by applicable law or regulation or by applicable authorities in connection with the foregoing resolutions or related or incidental thereto, including, without limitation, the Information Statement Materials, together with any and all amendments and supplements thereto which such Authorized Officers shall determine to be necessary or appropriate, with the approval and authorization thereof to be conclusively evidenced by the execution or filing of such amendments or supplements, and one or more Current Reports on Form 8-K to report any of the matters contemplated by the foregoing resolutions by the Company and any and all additional documents and information required to be filed therewith, as shall be deemed necessary or advisable under the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and any appropriate self-regulatory commissions or state securities commissions.
RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to mail or cause to be mailed or otherwise furnished or made available to the stockholders of the Company all documents as shall be necessary or advisable in connection with the Reincorporation, including, without limitation, the Information Statement Materials.
Continuation of Employment Letters and Agreements, Employee Benefits Plans and Agreements, and Incentive Compensation Plans and Agreements
RESOLVED, at the Effective Time, automatically by virtue of the Reincorporation and without any further action by the Company, the Texas Corporation or any other person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Company is a party, or otherwise maintains, sponsors or contributes (including both cash and equity incentive plans), shall continue
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to be a plan or agreement of the Texas Corporation on the same terms and conditions and any references to the Company and the Board (or any committee thereof) thereunder shall mean the Texas Corporation and its board of directors (or any committee thereof) on and after the Effective Time; and to the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of the Class A common stock or Class B common stock or other equity securities of the Company, as of the Effective Time, automatically by virtue of the Reincorporation and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of the Class A common stock or Class B common stock or other equity securities of the Texas Corporation, respectively.
RESOLVED FURTHER, that, pursuant to the terms of the Company’s Amended and Restated 2013 Stock Plan, the Company’s 2019 Equity Incentive Plan, the Company’s 2021 Equity Incentive Plan, the Company’s 2021 Employee Stock Purchase Plan, and the Bison Trails Co. 2018 Stock Plan (together, the “Company Plans”) and the authority of Board to administer the Company Plans, it is hereby determined and confirmed that, in connection with the Reincorporation, the shares of Class A Common Stock or Class B common stock of the Company subject to each Company Plan and all outstanding awards thereunder, shall be adjusted pursuant to the terms of such Company Plan in the manner described in the immediately preceding resolution.
Approval of Supplemental Indentures and Reservation of Shares
WHEREAS, the Company and U.S. Bank Trust Company, National Association (the “Trustee”) previously entered into (i) that certain Indenture, dated as of May 21, 2021 (the “2026 Notes Indenture”), pursuant to which the Company issued its 0.50% Convertible Senior Notes due 2026 (the “2026 Notes”), (ii) that certain Indenture, dated as of March 18, 2024 (the “2030 Notes Indenture”), pursuant to which the Company issued its 0.25% Convertible Senior Notes due 2030 (the “2030 Notes”), (iii) that certain Indenture, dated as of August 8, 2025 (the “2029 Notes Indenture”), pursuant to which the Company issued its 0% Convertible Senior Notes due 2029 (the “2029 Notes”), and (iv) that certain Indenture, dated as of August 8, 2025 (the “2032 Notes Indenture” and together with the 2026 Notes Indenture, the 2030 Notes Indenture and the 2029 Notes Indenture, the “Indentures”), pursuant to which the Company issued its 0% Convertible Senior Notes due 2032 (the “2032 Notes” and together with the 2026 Notes, the 2029 Notes and the 2030 Notes, the “Notes”).
WHEREAS, the Reincorporation may constitute a Common Stock Change Event (as defined in each of the Indentures).
WHEREAS, pursuant to Section 5.09 of each of the Indentures, the Company is required to execute and deliver to the Trustee a supplemental indenture to each of the Indentures (the “Supplemental Indentures”) upon the occurrence of a Common Stock Change Event to, among other things, cause any shares of the Class A common stock of the Company required to be delivered upon conversion of the applicable series of Notes in accordance with their terms to instead, following the Reincorporation, be convertible into the Class A common stock of the Texas Corporation.
WHEREAS, pursuant to Section 5.01(C)(3)(b) of each of the 2026 Notes Indenture and 2030 Notes Indenture, if a Common Stock Change Event occurs, then holders of the 2026 Notes and 2030 Notes may convert such Notes at any time from and after, the effective date of the Common Stock Change Event to, and including, the thirty-fifth trading day after such effective date.
WHEREAS, pursuant to Section 8.01(F) of each of the Indentures, the Company and the Trustee may amend or supplement each of the Indentures without the consent of any holder of the Notes in connection with a Common Stock Change Event.
NOW, THEREFORE, BE IT RESOLVED, that, in connection with the consummation of the Reincorporation, the Company be, and hereby is, authorized to enter into the Supplemental Indentures and to make such other changes or amendments to the indentures governing the Notes as any Authorized Officer shall, in such Authorized Officer’s discretion, deem necessary or appropriate in connection with the Reincorporation, such approval to be conclusively evidenced by the execution thereof by such Authorized Officer.
RESOLVED FURTHER, that the Authorized Officers are authorized to take any and all additional actions on behalf of the Company that any Authorized Officer, in such Authorized Officer’s discretion, deem necessary to effect performance of the Company’s obligations under the Indentures and the Supplemental Indentures, including, but not limited to, the giving of any notices or the delivery of any certificates required by the Indentures or the Supplemental Indentures.
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RESOLVED FURTHER, that the Company hereby reserves such number of authorized but unissued shares of the Class A common stock of the Texas Corporation as may from time to time be issuable upon conversion of the Notes, including with respect to any adjustment to the applicable conversion rate in connection with a “make-whole fundamental change” or a notice of redemption (the “Convertible Note Shares”); and that upon conversion of the Notes in accordance with their terms, the issuance by the Texas Corporation of such number of such Convertible Note Shares as the Texas Corporation may be required to issue in accordance with the terms of such Notes shall be, and the same hereby is, authorized and approved; and when issued in accordance with the terms and conditions of the Notes, such Convertible Note Shares will be duly authorized, validly issued, fully paid and non-assessable.
General
RESOLVED, that any and all acts, transactions, agreements or certificates previously signed on behalf of the Company by the Authorized Officers consistent with the foregoing resolutions and in furtherance thereof be, and they hereby are, approved and ratified in all respects as the true acts and deeds of the Company with the same force and effect as if each such act, transaction, agreement or certificate had been specifically authorized in advance by resolution of the Board and that the Authorized Officer did execute the same.
RESOLVED FURTHER, that the Authorized Officers and all other officers be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company and in its name, to take, or cause to be taken, any and all actions, to execute and deliver any and all agreements, certificates, assignments, instruments or other documents, and to do any and all things that, in the judgment of such officer or officers, may be necessary or advisable to effectuate the foregoing resolutions; such execution and delivery by any such officer or officers of any such agreement, certificate, assignment, instrument or other document or the doing by any of them of any such act (including the authorization of any change in any such agreement, certificate, assignment, instrument or other document) shall conclusively establish both the authority of such person so to do from the Company and the approval of the Board.
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Appendix B
PLAN OF CONVERSION
OF
COINBASE GLOBAL, INC.

This Plan of Conversion (this “Plan of Conversion”) is adopted as of _______, 2025 to convert Coinbase Global, Inc., a Delaware corporation (the “Delaware Corporation”), to a Texas corporation to be known as “Coinbase Global, Inc.” (the “Texas Corporation”).
1.Converting Entity. The Delaware Corporation is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).
2.Converted Entity. The Texas Corporation shall be a corporation organized under the Texas Business Organizations Code (the “TBOC”). The name of the Texas Corporation shall be Coinbase Global, Inc.
3. The Conversion. The Delaware Corporation shall be converted to the Texas Corporation (the “Conversion”) pursuant to Title 1, Chapter 10, Subchapter C of the TBOC and Section 266 of the DGCL.
4.Filing of Conversion Documents; Effective Time. As soon as practicable following the satisfaction of the conditions set forth in Section 9 hereof, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12 hereof, the Delaware Corporation shall cause (i) a certificate of conversion in the form required by the TBOC (the “Texas Certificate of Conversion”) and executed in accordance with the relevant provisions of the TBOC to be filed with the Secretary of State of the State of Texas, (ii) a certificate of formation in the form attached hereto as Exhibit A (the “Certificate of Formation” to be executed and filed with the Secretary of State of the State of Texas, and (iii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Delaware Certificate of Conversion”) to be properly executed and filed with the Secretary of State of the State of Delaware in accordance with such section, and otherwise make all other filings or recordings as required by the TBOC or DGCL in connection with the Conversion. The Conversion shall become effective at the time specified in the Texas Certificate of Conversion and the Delaware Certificate of Conversion as the effective time of the Conversion (the “Effective Time”). The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in this Plan of Conversion. The Texas Corporation will be responsible for the payment of all of the Delaware Corporation’s fees and franchise taxes and will be responsible for all of its debts and liabilities.
5. Certificate of Formation and Bylaws. At the Effective Time, the Certificate of Formation and Bylaws of the Texas Corporation, in the form attached hereto as Exhibit B, shall govern the Texas Corporation until amended in accordance with their respective terms and applicable law.
6.  Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or the Texas Corporation, or their respective stockholders, (i) the members of the Board of Directors of the Delaware Corporation (the “Delaware Board”) as of immediately prior to the Effective Time shall continue as, and shall constitute, all of the members of the board of directors of the Texas Corporation (the “Texas Board”), with each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) the chair of the Delaware Board and the lead independent director of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, the chair of the Texas Board and the lead independent director of the Texas Board, respectively, each to serve at the pleasure of the Texas Board; (iii) each committee of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, constituted as a committee of the Texas Board on the same terms and with the same powers and authority as the applicable committee of the Delaware Board as of immediately prior to the Effective Time, and the members of each committee of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, the members of each such committee of the Texas Board, each to serve at the pleasure of the Texas Board; and (iv) the officers of the Delaware Corporation as of immediately prior to the Effective Time shall continue as, and shall constitute, all of the officers of the Texas Corporation (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), with each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.
7. Effect on Capital Stock of the Delaware Corporation. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation, the Texas Corporation, the stockholders thereof or any other person, (i) each share of Class A common stock, par value $0.00001 per share, of the Delaware Corporation issued and outstanding immediately prior to the Effective Time shall be automatically converted into one (1) share of Class A common stock, par value $0.00001 per share, of the Texas Corporation; and (ii) each share of Class B common stock, par value $0.00001 per share, of the Delaware Corporation issued and outstanding immediately prior to the Effective Time shall be automatically converted into one (1) share of Class B common stock, par value $0.00001 per share, of the Texas Corporation. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and
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outstanding shares of Class A common stock or Class B common stock of the Delaware Corporation shall be deemed for all purposes to evidence ownership of and to represent shares of Class A common stock or Class B common stock, as applicable, of the Texas Corporation and shall be so registered on the books and records of the Texas Corporation and its transfer agent; and (y) all of the issued and outstanding shares of Class A common stock and Class B common stock of the Delaware Corporation that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Texas Corporation into which such shares of the Delaware Corporation have been converted as herein provided in accordance with the customary procedures of the Delaware Corporation’s transfer agent. Any shares of Class A common stock or Class B common stock of the Texas Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.
8.Other Effects of the Conversion.
(a)At the Effective Time, any warrant, stock option, performance-based stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award, or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the Class A common stock or Class B common stock or other equity securities of the Delaware Corporation (including, but not limited to, any convertible notes, including the Delaware Corporation’s convertible senior notes due 2026, the Delaware Corporation’s convertible senior notes due 2029, the Delaware Corporation’s convertible senior notes due 2030 and the Delaware Corporation’s convertible senior notes due 2032), whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”)), shall from and after the Effective Time, constitute a warrant, stock option, performance-based stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the same amount of Class A common stock or Class B common stock or other equity securities of the Texas Corporation, respectively, and, if applicable, with the same exercise, purchase or conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security as in effect immediately prior to the Effective Time.
(b)At the Effective Time, automatically by virtue of the Conversion and without any further action by the Delaware Corporation, the Texas Corporation or any other person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement, or other similar plan or agreement to which the Delaware Corporation is a party, or otherwise maintains, sponsors or contributes (including both cash and equity incentive plans), shall continue to be a plan or agreement of the Texas Corporation on the same terms and conditions and any references to the Delaware Corporation and the Delaware Board (or any committee thereof) thereunder shall mean the Texas Corporation and Texas Board (or any committee thereof) on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of the Class A common stock or Class B common stock or other equity securities of the Delaware Corporation, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of the Class A common stock or Class B common stock or other equity securities of the Texas Corporation, respectively. Pursuant to the terms of the Company’s Amended and Restated 2013 Stock Plan, the Company’s 2019 Equity Incentive Plan, the Company’s 2021 Equity Incentive Plan, the Company’s 2021 Employee Stock Purchase Plan, and the Bison Trails Co. 2018 Stock Plan (together, the “Delaware Plans”) and the authority of Delaware Board to administer the Delaware Plans, the shares of Class A common Stock or Class B common stock of the Delaware Corporation subject to each Delaware Plan and all outstanding awards thereunder shall be adjusted pursuant to the terms of such Delaware Plan in the manner described above.
(c)At the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Delaware Corporation is a party shall continue to be an agreement of the Texas Corporation on the same terms and conditions and any references to the Delaware Corporation thereunder shall, on and after the Effective Time, mean the Texas Corporation.
(d)The Conversion shall not (i) extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware Corporation (including any appeal therefrom) that is pending at the Effective Time or (ii) extinguish or adversely affect the standing or ability of any person or entity to initiate a derivative action or suit on behalf of the Delaware Corporation regarding acts, omissions or transactions occurring prior to the Effective Time if such person or entity was a stockholder or beneficial owner of the Delaware Corporation at the time of such act, omission or transaction; provided that, in each case, such person or entity shall maintain his or her status as a stockholder or beneficial owner of the Texas Corporation through the pendency of any such derivative action or suit (any such a person or entity, a “Plaintiff,” and any such derivative action or suit, a “Derivative Action”). Following the Effective Time, the Texas Corporation shall not assert that the Conversion, or the application of the laws of the State of Texas to the Texas Corporation, extinguished or adversely affected the standing or ability (as applicable) of any Plaintiff to initiate or maintain any Derivative Action.
9.Conditions Precedent. Completion of the Conversion is subject to the following conditions:
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(a)the resolution of the Delaware Board approving the Conversion and this Plan of Conversion pursuant to and in accordance with applicable law;
(b)this Plan of Conversion shall have been adopted and approved by the affirmative vote or consent of a majority of the aggregate voting power of the shares of the Class A common stock and Class B common stock of the Delaware Corporation outstanding and entitled to vote thereon, voting together as a single class; and
(c)any regulatory or contractual approvals that the Delaware Board or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.
All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(c) may be waived by the Delaware Board or any duly authorized committee thereof, and any determination by the Delaware Board or any duly authorized committee thereof prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive to the fullest extent permitted by applicable law. The filing of the Texas Certificate of Conversion with the Texas Secretary of State, and the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State, shall be evidence that all conditions to the Conversion have been met or validly waived.
10.Effect of Conversion. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266 of the DGCL and shall, for all purposes of the laws of the State of Texas, have the effects set forth in Title 1, Chapter 10, Subchapter C Section 10.106 of the TBOC.
11.Record of Conversion. Prior to the Conversion (unless this Plan of Conversion shall have been terminated as provided in Section 12 hereof), a copy of this Plan of Conversion will be kept at the principal place of business of the Delaware Corporation and, upon the written request of any stockholder of the Delaware Corporation to the Secretary of the Delaware Corporation, a copy of this Plan of Conversion shall be promptly delivered to such stockholder. From and after the Effective Time, a copy of this Plan of Conversion will continue to be kept at the principal place of business of the Texas Corporation and, upon the written request of any stockholder of the Texas Corporation to the Secretary of the Texas Corporation, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.
12.Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Delaware Corporation as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred if, in the opinion of the Delaware Board, such action would be in the best interests of the Delaware Corporation and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.
13.Foreign Qualifications of the Texas Corporation. For the purpose of authorizing the Texas Corporation to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Texas Corporation to transact business, the officers of the Texas Corporation are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Texas Corporation, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Texas Corporation to transact business therein, and whenever it is expedient for the Texas Corporation to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Texas Corporation to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Texas Corporation prior to the Effective Time in furtherance of this Section 13 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Texas Corporation.
14.Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.
[Remainder of Page Intentionally Left Blank]
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This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

Coinbase Global, Inc.

By:
	Name:	Paul Grewal
	Its:	Secretary

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Appendix C
COINBASE GLOBAL, INC.
RESTATED CERTIFICATE OF INCORPORATION

Coinbase Global, Inc., a Delaware corporation, hereby certifies as follows:
1.The name of this corporation is Coinbase Global, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State was January 27, 2014.
2.The Restated Certificate of Incorporation of this corporation attached hereto as Exhibit A, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Certificate of Incorporation of this corporation, as previously amended and/or restated, has been duly adopted by this corporation’s Board of Directors and by the stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, with the approval of this corporation’s stockholders having been given by written consent without a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, this corporation has caused this Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.

Dated: April 1, 2021	Coinbase Global, Inc.

	By:	/s/ Brian Armstrong
	Name:	Brian Armstrong
	Title:	Chief Executive Officer
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EXHIBIT A
COINBASE GLOBAL, INC.
RESTATED CERTIFICATE OF INCORPORATION

ARTICLE I: NAME
The name of this corporation is Coinbase Global, Inc. (the “Corporation”).
ARTICLE II: AGENT FOR SERVICE OF PROCESS
The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, Zip Code 19801, and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.
ARTICLE III: PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).
ARTICLE IV: AUTHORIZED STOCK
1.Total Authorized.
1.1.The total number of shares of all classes of stock that the Corporation has authority to issue is 11,500,000,000 shares, consisting of four classes: 10,000,000,000 shares of Class A Common Stock, $0.00001 par value per share (“Class A Common Stock”); 500,000,000 shares of Class B Common Stock, $0.00001 par value per share (“Class B Common Stock”); 500,000,000 shares of Common Stock, $0.00001 par value per share (the “Common Stock”); and 500,000,000 shares of Preferred Stock, $0.00001 par value per share (the “Preferred Stock”).
1.2.The number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of the Class A Common Stock or Class B Common Stock voting separately as a class shall be required therefor.
2.Common Stock and Preferred Stock.
2.1.The Corporation’s Board of Directors (“Board of Directors”) is authorized, subject to any limitations prescribed by the law of the State of Delaware, by resolution or resolutions adopted from time to time, to provide for the issuance of shares of Common Stock or Preferred Stock in one or more series, and, by filing a certificate of designation pursuant to the applicable law of the State of Delaware (“Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, powers (including voting powers), preferences and relative, participating, optional or other special rights (and the qualifications, limitations or restrictions thereof) of the shares of each such series and, except where otherwise provided in the applicable Certificate of Designation, to increase (but not above the total number of authorized shares of the Common Stock or Preferred Stock, as applicable) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. Notwithstanding the first sentence of this Section 2.1 of Article IV, during the period commencing immediately following a Staggered Board Start Date and ending upon the next Staggered Board End Date (each as defined below), any filing of a Certificate of Designation providing for the authorization of shares of Common Stock or Preferred Stock entitling the holder of such shares to the right to more than one (1) vote per share must be approved by a majority of the directors then in office, which must include the affirmative vote of the Founder (as defined below) as a member of the Board of Directors if (x) the Founder is then serving as a member of the Board of Directors and (y) no Automatic Conversion (as defined below) has occurred. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation.
2.2.Except as otherwise expressly provided in any Certificate of Designation designating any series of Common Stock or Preferred Stock pursuant to the foregoing provisions of this Article IV, (i) any new series of Common Stock or Preferred Stock may be designated, fixed and determined as provided herein by the Board of Directors without approval of the holders of the Class A Common Stock or Class B Common Stock or the holders of Common Stock or Preferred Stock, or any series thereof, and (ii) any such new series may have
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powers, preferences and rights, including, without limitation, voting powers, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Class A Common Stock, Class B Common Stock, any series of the Common Stock or Preferred Stock, or any future class or series of capital stock of the Corporation.
3.Rights of Class A Common Stock and Class B Common Stock.
3.1.Equal Status. Except as otherwise provided in this Restated Certificate of Incorporation or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and upon any liquidation, dissolution or winding up of the Corporation), share ratably and be identical in all respects and as to all matters.
3.2.Voting Rights. Except as otherwise expressly provided by this Restated Certificate of Incorporation or as required by law, the holders of shares of Class A Common Stock and Class B Common Stock shall (a) at all times vote together as a single class on all matters (including the election of directors) submitted to a vote of the stockholders of the Corporation, (b) be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”) and (c) be entitled to vote upon such matters and in such manner as may be provided by applicable law; provided, however, that, except as otherwise required by law, holders of shares of Class A Common Stock and Class B Common Stock shall not be entitled to vote on any amendment to this Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Common Stock or Preferred Stock) that relates solely to the terms of one or more outstanding series of Common Stock or Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Common Stock or Preferred Stock). Except as otherwise expressly provided herein or required by applicable law, each holder of Class A Common Stock shall have the right to one (1) vote per share of Class A Common Stock held of record by such holder and each holder of Class B Common Stock shall have the right to twenty (20) votes per share of Class B Common Stock held of record by such holder.
3.3.Dividends and Distribution Rights. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board of Directors out of any assets of the Corporation legally available therefor; provided, however, that in the event a dividend is paid in the form of shares of Class A Common Stock or Class B Common Stock (or rights to acquire such shares), then holders of Class A Common Stock shall receive shares of Class A Common Stock (or rights to acquire such shares, as the case may be) and holders of Class B Common Stock shall receive shares of Class B Common Stock (or rights to acquire such shares, as the case may be), with holders of shares of Class A Common Stock and Class B Common Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock or Class B Common Stock, as applicable. Notwithstanding the foregoing, the Board of Directors may pay or make a disparate dividend or distribution per share of Class A Common Stock or Class B Common Stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable, the timing of the payment, or otherwise) if (i) such disparate dividend or distribution is approved in advance by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class or (ii) such disparate dividend or distribution is paid in the form of securities (or the right to receive securities) of another entity, and (a) the holders of Class A Common Stock receive securities entitling the holder thereof to cast one vote per security (or the right to receive such securities, as applicable) and (b) the holders of Class B Common Stock shall receive securities entitling the holder thereof to cast twenty votes per security (or the right to receive such securities, as applicable). The terms of any securities distributed to stockholders pursuant to the preceding clause (ii) shall be substantially identical, other than with respect to voting rights.
3.4.Subdivisions, Combinations or Reclassifications. Shares of Class A Common Stock or Class B Common Stock may not be subdivided, combined or reclassified unless the shares of the other class are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved in advance by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
3.5.Liquidation, Dissolution or Winding Up. Subject to the preferential or other rights of any holders of Common Stock or Preferred Stock then outstanding, upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of Class A Common Stock and Class B Common Stock will be entitled to receive ratably, on a per share basis, all assets of the Corporation available for distribution to its stockholders unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote of
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the holders of a majority of the voting power of all of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
3.6.Merger or Consolidation. In the case of any distribution or payment made or other consideration paid in respect, or upon conversion or exchange, of the shares of Class A Common Stock or Class B Common Stock upon the merger or consolidation of the Corporation with or into any other entity, or in the case of any other transaction having an effect on stockholders substantially similar to that resulting from a merger or consolidation, such distribution or payment shall be made, or other consideration shall be paid, ratably on a per share basis among the holders of the Class A Common Stock and Class B Common Stock as a single class; provided, however, that shares of one such class may receive different or disproportionate distributions, payments, or other consideration in connection with such merger, consolidation or other transaction if (i) the only difference in the per share distribution, payment, or other consideration to the holders of the Class A Common Stock and Class B Common Stock is that any securities that a holder of a share of Class B Common Stock receives as part of such merger, consolidation or other transaction upon conversion or in exchange for such holder’s Class B Common Stock shall have twenty times the voting power of any securities that a holder of a share of Class A Common Stock receives as part of such merger, consolidation or other transaction upon conversion or in exchange for such holder’s Class A Common Stock, or (ii) such merger, consolidation or other transaction is approved by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
3.7.Determinations by the Board of Directors. In case of an ambiguity in the application of any provision set forth in this Section 3 of this Article IV or in the meaning of any term or definition set forth in this Section 3 of this Article IV, the Board of Directors, or a committee thereof, shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors (or a committee thereof, as applicable) in accordance with the preceding sentence shall be conclusive and binding on the stockholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors (or a committee thereof, as applicable), and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
ARTICLE V: CLASS B COMMON STOCK CONVERSION
1.Optional Conversion. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the Corporation. Before any holder of Class B Common Stock shall be entitled to convert any of such holder’s shares of such Class B Common Stock into shares of Class A Common Stock, such holder shall deliver an instruction, duly signed and authenticated in accordance with any procedures set forth in the Bylaws or any policies of the Corporation then in effect (which will be available upon request therefor made to the Secretary), at the principal corporate office of the Corporation or of any transfer agent for the Class B Common Stock, and shall give written notice to the Corporation at its principal corporate office of such holder’s election to convert the same and shall state therein the name or names in which the shares of Class A Common Stock issuable on conversion thereof are to be registered on the books of the Corporation. The Corporation shall, as soon as practicable thereafter, register on the Corporation’s books ownership of the number of shares of Class A Common Stock to which such record holder of Class B Common Stock, or to which the nominee or nominees of such record holder, shall be entitled as aforesaid. Such conversion shall be deemed to have occurred immediately prior to the close of business on the date such notice of the election to convert is received by the Corporation, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of such date.
2.Automatic Conversion. Each share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, be converted into one (1) fully paid and nonassessable share of Class A Common Stock immediately prior to the close of business on the earliest of (i) the date fixed by the Board of Directors that is no less than 61 days and no more than 180 days following the first time after 11:59 p.m. Eastern Time on the Effective Date that (A) the aggregate number of shares of Class B Common Stock held (in street name or as a holder of record) by Founder and his Permitted Entities, Permitted Foundations, Permitted IRAs and Permitted Transferees is less than (B) 25% of the aggregate number of shares of Class B Common Stock held (in street name or as a holder of record) by Founder and his Permitted Entities, Permitted Foundations, Permitted IRAs and Permitted Transferees at 11:59 p.m. Eastern Time on the Effective Date, (ii) the date and time specified by (A) the affirmative vote of the holders of Class B Common Stock representing not less than two-thirds (2/3) of the voting power of all of the then-outstanding shares of Class B Common Stock, voting separately as a single class, and (B) the affirmative vote of not less than two-thirds (2/3) of the then-serving members of the Board of Directors, which must include the affirmative vote of the Founder as a member of the Board of Directors if either (x) the Founder is then serving as a member of the Board of Directors and the Founder has not been terminated for Cause (as defined below) or resigned (except for Good Reason) (as defined below) from the position of Chief Executive Officer of the Corporation or (y) the Founder has not been removed for Cause or resigned from the position of Chairperson of the Board of Directors or (iii) the date of the Founder’s death or Disability (as defined below), provided, that, in the case of (iii), the date of such automatic conversion may be delayed, but not for a total period of longer than six (6) months, to a date approved by a majority of the
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Independent Directors then in office (each of the events referred to in (i)-(iii) are referred to herein as an “Automatic Conversion”). The Corporation shall provide notice of the Automatic Conversion of shares of Class B Common Stock pursuant to this Section 2 of Article V to record holders of such shares of Class B Common Stock as soon as practicable following the Automatic Conversion. Such notice shall be provided by any means then permitted by the General Corporation Law; provided, however, that no failure to give such notice nor any defect therein shall affect the validity of the Automatic Conversion. Upon and after the Automatic Conversion, the person registered on the Corporation’s books as the record holder of the shares of Class B Common Stock so converted immediately prior to the Automatic Conversion shall be registered on the Corporation’s books as the record holder of the shares of Class A Common Stock issued upon Automatic Conversion of such shares of Class B Common Stock, without further action on the part of the record holder thereof. Immediately upon the effectiveness of the Automatic Conversion, the rights of the holders of shares of Class B Common Stock as such shall cease, and the holders shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock into which such shares of Class B Common Stock were converted.
3.Conversion on Transfer. Each share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, be converted into one (1) fully paid and nonassessable share of Class A Common Stock, upon the occurrence of a Transfer (as defined below), other than a Permitted Transfer (as defined below), of such share of Class B Common Stock.
4.Policies and Procedures. The Corporation may, from time to time, establish such policies and procedures, not in violation of applicable law or this Restated Certificate of Incorporation or the Bylaws, relating to the conversion of shares of the Class B Common Stock into shares of Class A Common Stock as it may deem necessary or advisable. If the Corporation has reason to believe that a Transfer that is not a Permitted Transfer has occurred, the Corporation may request that the purported transferor furnish affidavits or other evidence to the Corporation as it reasonably deems necessary to determine whether a Transfer that is not a Permitted Transfer has occurred, and if such transferor does not within ten (10) days after the date of such request furnish sufficient (as determined by the Board of Directors or a committee thereof) evidence to the Corporation (in the manner provided in the request) to enable the Corporation to determine that no such Transfer has occurred, any such shares of Class B Common Stock, to the extent not previously converted, shall be automatically converted into shares of Class A Common Stock on a one-to-one basis, and such conversion shall thereupon be registered on the books and records of the Corporation. In connection with any action of stockholders taken at a meeting, the stock ledger of the Corporation shall be presumptive evidence as to who are the stockholders entitled to vote in person or by proxy at any meeting of stockholders and the classes of shares held by each such stockholder and the number of shares of each class held by such stockholder.
5.Definitions.
(a)“Cause” shall mean the Founder’s conviction of a felony crime involving dishonesty, breach of trust, or physical harm to any person; provided that with respect to any conviction by a tribunal outside of the United States, “Cause” shall not exist if the Founder acted on the advice of legal counsel or in the good faith belief that such action was legal and in the best interests of the Corporation.
(b)“Convertible Security” shall mean any evidences of indebtedness, shares of Common Stock or Preferred Stock or other securities (other than shares of Class B Common Stock) convertible into or exchangeable for Class B Common Stock, either directly or indirectly.
(c)Disability” shall mean, with respect to the Founder, the permanent and total disability of the Founder such that the Founder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death within 12 months or which has lasted or can be expected to last for a continuous period of not less than 12 months as determined by a licensed medical practitioner jointly selected by a majority of the then-serving members of the Board of Directors, including the Founder to the extent the Founder is then serving as a member of the Board of Directors. If the Founder is incapable of selecting a licensed physician, then the Founder’s spouse shall make the selection on behalf of the Founder, or in the absence or incapacity of the Founder’s spouse, the Founder’s adult children by majority vote shall make the selection on behalf of the Founder, or in the absence of adult children of such Founder or their inability to act by majority vote, a natural person then acting as the successor trustee of a revocable living trust which was created by the Founder and which holds shares of all classes of capital stock of the Corporation having more voting power than any other revocable living trust created by the Founder shall make the selection on behalf of the Founder, or in absence of any such successor trustee, the legal guardian or conservator of the estate of the Founder shall make the selection on behalf of the Founder.
(d)“Family Member” shall mean with respect to any natural person who is a Qualified Stockholder, the spouse, domestic partner, parents, grandparents, lineal descendants, siblings and lineal descendants of siblings of such Qualified Stockholder. Lineal descendants shall include adopted persons, but only so long as they are adopted while a minor.
(e)“Founder” shall mean Brian Armstrong.
(f)“Good Reason” shall mean the occurrence of any of the following events or conditions, without the Founder’s express written consent (which consent may be denied, withheld or delayed for any
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reason): (A) a reduction in the Founder’s title from Chief Executive Officer or the material reduction in Founder’s authority, duties or responsibilities as in effect as of the date hereof, including without limitation the appointment of any other executive to the Corporation having equal or greater authority, duties or responsibilities than the Founder; a requirement that the Founder report to any person(s) other than the Board of Directors or a committee thereof; the termination of persons reporting directly to the Founder by resolution of the Board, in which the Founder did not consent to such resolution; or a material reduction in the proportion of the Corporation’s budget over which the Founder has authority; or (B) any action or inaction that constitutes a material breach by the Corporation of any agreement between the Corporation and the Founder, which breach is not cured within thirty (30) days after receipt of written notice describing in detail such breach to the Corporation from the Founder.
(g)“Effective Date” shall mean the date on which the Securities and Exchange Commission (the “Commission”) declares effective the Corporation’s registration statement on Form S-1 (No. 333-253482).
(h)“Independent Directors” shall mean the members of the Board of Directors designated as independent directors in accordance with the requirements of any national stock exchange under which the Corporation’s equity securities are listed for trading that are generally applicable to companies with common equity securities listed thereon.
(i)“Option” shall mean rights, options, restricted stock units or warrants to subscribe for, purchase or otherwise acquire Class B Common Stock or Convertible Securities (as defined above).
(j)“Parent” of an entity shall mean any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity or is otherwise entitled to elect a majority of the members of the board of directors, or entitled to appoint or act as the governing body, of such entity.
(k)“Permitted Entity” shall mean with respect to a Qualified Stockholder: (a) a Permitted Trust solely for the benefit of (without taking into account provisions commonly referred to as “common disaster,” “remote contingent disposition” or “ultimate contingent disposition” provisions or similar provisions, unless and until such provisions actually become operative to the current benefit of the beneficiaries designated therein) (1) such Qualified Stockholder, (2) one or more Family Members of such Qualified Stockholder, (3) one or more Permitted Foundations of such Qualified Stockholder, and/or (4) any other Permitted Entity of such Qualified Stockholder; or (b) any general partnership, limited partnership, limited liability company, corporation or other entity exclusively owned by (1) such Qualified Stockholder, (2) one or more Family Members of such Qualified Stockholder, or (3) any other Permitted Entity of such Qualified Stockholder.
(l)“Permitted Foundation” shall mean with respect to a Qualified Stockholder: a trust or private non-operating organization that is tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), so long as such Qualified Stockholder has dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust or organization and the Transfer to such trust does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust or organization) to such Qualified Stockholder.
(m)“Permitted IRA” shall mean an Individual Retirement Account, as defined in Section 408(a) of the Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which a Qualified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Code; provided that in each case such Qualified Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust.
(n)“Permitted Transfer” shall mean, and be restricted to, any Transfer of a share of Class B Common Stock:
(i)by a Qualified Stockholder to (A) one or more Family Members of such Qualified Stockholder, (B) any Permitted Entity of such Qualified Stockholder, (C) any Permitted Foundation of such Qualified Stockholder, or (D) any Permitted IRA of such Qualified Stockholder; or
(ii)by a Permitted Entity, Permitted Foundation or Permitted IRA of a Qualified Stockholder to (A) such Qualified Stockholder or one or more Family Members of such Qualified Stockholder, or (B) any other Permitted Entity of such Qualified Stockholder.
(o)“Permitted Transferee” shall mean a transferee of shares of Class B Common Stock received in a Permitted Transfer.
(p)“Permitted Trust” shall mean a bona fide trust where each trustee is (i) a Qualified Stockholder, (ii) a Family Member of such Qualified Stockholder, or (iii) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies and bank trust departments.
(q)“Qualified Stockholder” shall mean: (a) the record holder of a share of Class B Common Stock as of the Effective Date; (b) the initial record holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Date pursuant to the exercise or exchange or conversion of any Option or Convertible Security that, in each case, was outstanding as of the Effective Date; (c) each natural person who, prior to the Effective Date, Transferred shares of Class B Common Stock of the Corporation to a
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Permitted Entity, Permitted Foundation or Permitted IRA that is or becomes a Qualified Stockholder; (d) each natural person who Transferred shares of, or equity awards for, Class B Common Stock (including any Option exercisable or Convertible Security exchangeable for or convertible into shares of Class B Common Stock) to a Permitted Entity, Permitted Foundation or Permitted IRA that is or becomes a Qualified Stockholder; and (e) a Permitted Transferee.
(r)“Transfer” of a share of Class B Common Stock shall mean any direct or indirect sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), which transfer, to the fullest extent permitted by law, may be initiated by the Corporation to a Corporation-sponsored brokerage account pursuant to an opt-in or opt-out notice provided by the Corporation to the holders of Class B Common Stock in connection with the initial listing of the Corporation’s equity securities on any national stock exchange, or the transfer of, or entering into a binding agreement with respect to, Voting Control over such share by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Section 5 of Article V:
(i)the granting of a revocable proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders;
(ii)entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;
(iii)entering into a voting trust, agreement or arrangement (with or without granting a proxy) pursuant to a written agreement to which the Corporation is a party;
(iv)the pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee (including the exercise of any proxy authority granted pursuant to such pledge) shall constitute a Transfer unless such foreclosure or similar action qualifies as a Permitted Transfer;
(v)the fact that, as of the Effective Date or at any time after the Effective Date, the spouse of any holder of Class B Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a Transfer of such shares of Class B Common Stock; provided that any transfer of shares by any holder of shares of Class B Common Stock to such holder’s spouse, including a transfer in connection with a divorce proceeding, domestic relations order or similar legal requirement, shall constitute a “Transfer” of such shares of Class B Common Stock unless otherwise exempt from the definition of Transfer;
(vi)entering into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;
(vii)any redemption, purchase or acquisition by the Corporation of a share of Class B Common Stock and any subsequent reissuance by the Corporation of such share; or
(viii)in connection with a merger or consolidation of the Corporation with or into any other entity, or in the case of any other transaction having an effect on stockholders substantially similar to that resulting from a merger or consolidation, that has been approved by the Board of Directors, the entering into a support, voting, tender or similar agreement or arrangement (in each case, with or without the grant of a proxy) that has also been approved by the Board of Directors.
A Transfer shall also be deemed to have occurred with respect to a share of Class B Common Stock beneficially held by (i) an entity that is a Permitted Entity, Permitted Foundation or Permitted IRA, if there occurs any act or circumstance that causes such entity to no longer be a Permitted Entity (including on account of operation of provisions commonly referred to as “common disaster,” “remote contingent disposition” or “ultimate contingent disposition” provisions or similar provisions to the current benefit of beneficiaries designated therein, unless, for the avoidance of doubt, such beneficiaries are solely (1) the Qualified Stockholder of such Permitted Entity, (2) one or more Family Members of the Qualified Stockholder of such Permitted Entity, (3) one or more Permitted Foundations of the Qualified Stockholder of such Permitted Entity, and/or (4) any other Permitted Entity of the
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Qualified Stockholder of such Permitted Entity), Permitted Foundation or Permitted IRA or (ii) an entity that is a Qualified Stockholder, if, in either case, there occurs a Transfer on a cumulative basis, from and after the Effective Date, of a majority of the voting power of the voting securities or securities that otherwise entitle a party to elect a majority of the members of the board of directors or governing body, of such entity or any direct or indirect Parent of such entity, other than a Transfer to parties that are, as of the Effective Date, holders of voting securities of any such entity or Parent of such entity.
(s)“Voting Control” shall mean, with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.
6.Status of Converted Stock. In the event any shares of Class B Common Stock are converted into shares of Class A Common Stock pursuant to this Article V, the shares of Class B Common Stock so converted shall be retired and shall not be reissued by the Corporation.
7.Effect of Conversion on Payment of Dividends. Notwithstanding anything to the contrary in Sections 1, 2 or 3 of this Article V, if the date on which any share of Class B Common Stock is converted into Class A Common Stock pursuant to the provisions of Sections 1, 2 or 3 of this Article V occurs after the record date for the determination of the holders of Class B Common Stock entitled to receive any dividend or distribution to be paid on the shares of Class B Common Stock, the holder of such shares of Class B Common Stock as of such record date will be entitled to receive such dividend or distribution on such payment date; provided, that, notwithstanding any other provision of this Restated Certificate of Incorporation, to the extent that any such dividend or distribution is payable in shares of Class B Common Stock, such shares of Class B Common Stock shall automatically be converted to Class A Common Stock, on a one to one basis.
8.Reservation. The Corporation shall at all times reserve and keep available, out of its authorized and unissued shares of Class A Common Stock, solely for the purpose of effecting conversions of shares of Class B Common Stock into Class A Common Stock, such number of duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock. If at any time the number of authorized and unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock, the Corporation shall promptly take such corporate action as may be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, obtaining the requisite stockholder approval of any necessary amendment to this Restated Certificate of Incorporation. All shares of Class A Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and non-assessable shares. The Corporation shall take all such action as may be necessary to ensure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or regulation.
9.Determinations by the Board of Directors. In case of an ambiguity in the application of any provision set forth in this Article V or in the meaning of any term or definition set forth in this Article V, the Board of Directors, or a committee thereof, shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors (or a committee thereof, as applicable) in accordance with the preceding sentence shall be conclusive and binding on the stockholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors (or a committee thereof, as applicable), and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
ARTICLE VI: AMENDMENT OF BYLAWS
The Board of Directors shall have the power to adopt, amend or repeal the Bylaws. Any adoption, amendment or repeal of the Bylaws by the Board of Directors shall require the approval of a majority of the Whole Board; provided, however, that during the period commencing immediately following a Staggered Board Start Date and ending upon the next Staggered Board End Date, the affirmative vote of all the directors then in office shall be required for the Board to amend or adopt a provision inconsistent with Section 1.12.1(a) or Section 1.12.3 of Article I of the Bylaws. For purposes of this Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, notwithstanding any other provision of this Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws, provided, further, that, in the case of any proposed adoption, amendment or repeal of any provisions of the Bylaws that is approved by at least two-thirds (2/3) of the Whole Board and submitted to the stockholders for adoption thereby, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to adopt, amend or repeal
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any such provision of the Bylaws. Notwithstanding the foregoing, but in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Restated Certificate of Incorporation, during the period commencing immediately following a Staggered Board End Date and ending upon the next Staggered Board Start Date contemplated by clause (ii) of the definition thereof (if any), the stockholders shall have the power to adopt, amend or repeal any provision of the Bylaws pursuant to the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class.
ARTICLE VII: MATTERS RELATING TO THE BOARD OF DIRECTORS
1.Director Powers. Except as otherwise provided by the General Corporation Law or this Restated Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
2.Terms; Removal; Number of Directors; Vacancies and Newly Created Directorships.
2.1.Effective upon each Staggered Board Start Date, the Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III, respectively. The terms of office of the directors serving in the inaugural classes of Class I, Class II and Class III, respectively, shall expire at the first, second and third annual meetings of stockholders, respectively, held after such effectiveness, and their successors shall be elected for a term expiring at the third annual meeting following their election, subject to the other provisions of this Article VII. In connection with any Staggered Board Start Date, the Board of Directors is authorized to assign directors already in office to one of the three classes, with such assignment effective at such time as the division of the Board of Directors into classes becomes effective pursuant to this paragraph.
2.2.Effective upon a Staggered Board End Date, the division of the directors into three classes shall terminate, provided that directors elected to three-year terms before such termination shall serve the remainder of the terms to which they were elected. Directors elected at an annual meeting of stockholders held after a Staggered Board End Date and before a subsequent Staggered Board Start Date shall be elected at such meeting for a term expiring at the next annual meeting of stockholders following their election.
2.3.Except in the event of a removal with or without cause, as applicable, in no event shall the term of any director be shortened by the occurrence of a Staggered Board Start Date or a Staggered Board End Date. For the avoidance of doubt, each of a Staggered Board Start Date and a Staggered Board End Date may occur more than once.
2.4.“Staggered Board End Date” shall mean the close of business on the first date, after a Staggered Board Start Date, that the Corporation certifies upon the direction of the Board of Directors acting in good faith that the Founder and his Permitted Entities, Permitted Foundations, Permitted IRAs and Permitted Transferees hold directly or indirectly (in street name and as holders of record) a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors.
2.5.“Staggered Board Start Date” shall mean each of (i) the effectiveness of the filing of the Restated Certificate of Incorporation first inserting this sentence and (ii) following any Staggered Board End Date, the close of business on the twentieth (20th) business day after the Corporation certifies upon the direction of the Board of Directors acting in good faith that the Founder and his Permitted Entities, Permitted Foundations, Permitted IRAs and Permitted Transferees cease to hold directly or indirectly (in street name and as holders of record) a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors.
2.6.Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission.
2.7.Directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class; provided that directors may be removed with or without cause by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting as a single class, during the period commencing immediately after a Staggered Board End Date and ending upon the next Staggered Board Start Date (if any).
2.8.The total number of directors constituting the Whole Board shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any director.
2.9.Any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall be filled only by the affirmative
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vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been assigned expires and until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Notwithstanding the first sentence of this Section 2.9 of this Article VII, during the period commencing immediately following a Staggered Board Start Date and ending upon the next Staggered Board End Date, a vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors must be approved by the affirmative vote of all of the directors then in office and shall not be filled by the stockholders.
2.10.The foregoing provisions of this Section 2 of Article VII shall not apply to any directorship elected separately by one or more classes or series of Common Stock or Preferred Stock hereinafter designated pursuant to Article IV, Section 2.1 unless the terms of such designation so provide.
2.11.In case of an ambiguity in the application of any provision set forth in this Section 2 of Article VII or in the meaning of any term or definition set forth in this Section 2 of Article VII (including any such term used in any other provision of this Restated Certificate of Incorporation), the Board of Directors, or a committee thereof, shall have the power, in its sole discretion, to determine the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors (or a committee thereof, as applicable) in accordance with the preceding sentence shall be conclusive and binding on the stockholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors (or a committee thereof, as applicable), and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
3.Vote by Ballot. Election of directors need not be by written ballot unless the Bylaws shall so provide.
ARTICLE VIII: DIRECTOR LIABILITY
1.Limitation of Liability. To the fullest extent permitted by law, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2.Change in Rights. Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article VIII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
ARTICLE IX: MATTERS RELATING TO STOCKHOLDERS
1.No Action by Written Consent of Stockholders. Subject to the rights of any series of Common Stock or Preferred Stock then outstanding, no action shall be taken by the stockholders of the Corporation except at a duly called annual or special meeting of stockholders and no action shall be taken by the stockholders of the Corporation by written consent in lieu of a meeting. Notwithstanding the foregoing, during the period commencing immediately after a Staggered Board End Date and ending upon the next Staggered Board Start Date contemplated by clause (ii) of the definition thereof (if any), any action required or permitted to be taken at any meeting of the stockholders of the Corporation, may be taken without a meeting if holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, consent thereto in writing or by electronic transmission.
2.Special Meeting of Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Chairperson of the Board, the Chief Executive Officer or the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, and may not be called by the stockholders or any other person or persons.
3.Advance Notice of Stockholder Nominations and Business Transacted at Special Meetings. Advance notice of stockholder nominations for the election of directors of the Corporation and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws. Business transacted at special meetings of stockholders shall be limited to the purpose or purposes stated in the notice of meeting.
ARTICLE X: SEVERABILITY
If any provision of this Restated Certificate of Incorporation shall be held to be invalid, illegal, or unenforceable, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of this Restated Certificate of Incorporation (including without limitation,
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all portions of any section of this Restated Certificate of Incorporation containing any such provision held to be invalid, illegal, or unenforceable, which is not invalid, illegal, or unenforceable) shall remain in full force and effect.
ARTICLE XI: AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
1.General. The Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any provision of this Restated Certificate of Incorporation (including any Certificate of Designation) or any provision of law that might otherwise permit a lesser vote or no vote (but subject to Section 2 of Article IV hereof), but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Restated Certificate of Incorporation (including any Certificate of Designation), and subject to Sections 1 and 2.1 of Article IV, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, this Section 1 of this Article XI, Sections 1.2 and 2 of Article IV, or Article V, Article VI, Article VII, Article VIII, Article IX, Article X or Article XII (the “Specified Provisions”); provided, further, that if two-thirds (2/3) of the Whole Board has approved such amendment or repeal of, or any provision inconsistent with, the Specified Provisions, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class (in addition to any other vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, including any Certificate of Designation), shall be required to amend or repeal, or adopt any provision inconsistent with, the Specified Provisions. Notwithstanding the foregoing, prior to the Automatic Conversion, and in addition to any other vote required pursuant to this Article XI, the Corporation shall not amend or repeal, or adopt any provision inconsistent with, any provision of this Restated Certificate of Incorporation relating to the voting, conversion or other rights, powers, preferences, privileges or restrictions of the Class B Common Stock, without the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of Class B Common Stock, voting separately as a single class.
2.Changes to or Inconsistent with Section 3 of Article IV. Notwithstanding any other provision of this Restated Certificate of Incorporation (including any Certificate of Designation) or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Restated Certificate of Incorporation (including any Certificate of Designation), the affirmative vote of the holders of Class A Common Stock representing at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of Class A Common Stock, voting separately as a single class, and the affirmative vote of the holders of Class B Common Stock representing at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of Class B Common Stock, voting as a separate class, shall be required to amend or repeal, or to adopt any provision inconsistent with, Section 3 of Article IV or this Section 2 of this Article XI.
ARTICLE XII: CHOICE OF FORUM; Exclusive Forum
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim that is based upon a breach of a fiduciary duty owed by, or other wrongdoing by, any current or former director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders; (c) any action asserting a claim against the Corporation or any current or former director, officer, stockholder, employee or agent of the Corporation arising pursuant to any provision of the General Corporation Law, this Restated Certificate of Incorporation or the Bylaws or as to which the General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware; (d) any action to interpret, apply, enforce or determine the validity of this Restated Certificate of Incorporation or the Bylaws; (e) any action asserting a claim against the Corporation governed by the internal affairs doctrine; or (f) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the General Corporation Law. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or any successor thereto or, to the fullest extent permitted by law, under the Exchange Act, or any successor thereto. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article XII. Failure to enforce the foregoing provisions of this Article XII would cause the Corporation irreparable harm, and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.
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Appendix D
COINBASE GLOBAL, INC.
(a Delaware corporation)
AMENDED AND RESTATED BYLAWS
As Effective February 1, 2023

(ii)

(iii)

COINBASE GLOBAL, INC.
(a Delaware corporation)
AMENDED AND RESTATED BYLAWS

ARTICLE I. STOCKHOLDERS
Section 1.1 Annual Meetings. If required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date and time as the Board of Directors (the “Board”) of Coinbase Global, Inc. (the “Corporation”) shall each year fix. The meeting may be held either at a place, within or without the State of Delaware as permitted by the Delaware General Corporation Law (the “DGCL”), or by means of remote communication as the Board in its sole discretion may determine. Any proper business may be transacted at the annual meeting.
Section 1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes shall be called in the manner set forth in the Restated Certificate of Incorporation of the Corporation (as the same may be amended and/or restated from time to time, the “Certificate of Incorporation”). The special meeting may be held either at a place, within or without the State of Delaware, or by means of remote communication as the Board in its sole discretion may determine. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of the meeting.
Section 1.3 Notice of Meetings. Notice of all meetings of stockholders shall be given in accordance with applicable law (including, without limitation, as set forth in Section 7.1 of these Bylaws) stating the date, time and place, if any, of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for determining the stockholders entitled to notice of the meeting). In the case of a special meeting, such notice shall also set forth the purpose or purposes for which the meeting is called. Unless otherwise required by applicable law or the Certificate of Incorporation, notice of any meeting of stockholders shall be given not less than ten (10), nor more than sixty (60), days before the date of the meeting to each stockholder of record entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.
Section 1.4 Adjournments. Notwithstanding Section 1.5 of these Bylaws, the chairperson of the meeting shall have the power to adjourn the meeting to another time, date and place (if any) regardless of whether a quorum is present, at any time and for any reason. Any meeting of stockholders, annual or special, may be adjourned from time to time (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication),and notice need not be given of any such adjourned meeting if the time, date and place (if any) thereof and the means of remote communication (if any) by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with Section 222(a) of the DGCL, provided, however, that if the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If, after the adjournment, a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. To the fullest extent permitted by law, if a quorum is present at the original meeting, it shall also be deemed present at the adjourned meeting. To the fullest extent permitted by law, the Board may postpone, reschedule or cancel at any time and for any reason any previously scheduled special or annual meeting of stockholders before it (or any adjournment) is to be held, regardless of whether any notice or public disclosure with respect to any such meeting (or adjournment) has been sent or made pursuant to Section 1.3 hereof or otherwise, in which case notice shall be provided to the stockholders of the new date, time and place, if any, of the meeting as provided in Section 1.3 above.
Section 1.5 Quorum. Except as otherwise required by applicable law or provided by the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the holders of a majority of the voting power of the shares of stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or classes or series of stock is required by applicable law or the Certificate of Incorporation, the holders of a majority of the voting power of the shares of such class or classes or series of the stock issued and outstanding and entitled to vote on such matter, present in person or represented by proxy at the meeting, shall constitute a quorum entitled to take action with respect to the vote on such matter. If a quorum shall fail to attend any meeting, the chairperson of the meeting or, if directed to be voted on by the chairperson of the meeting, the holders of a majority of the voting power of the shares entitled to vote who are present in person or represented by proxy at
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the meeting may adjourn the meeting. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum, including, to the fullest extent permitted by law, at any adjournment thereof (unless a new record date is fixed for the adjourned meeting).
Section 1.6 Organization. Meetings of stockholders shall be presided over by (a) such person as the Board may designate, or (b) in the absence of such a person, the Chairperson of the Board, or (c) in the absence of such person, the Lead Independent Director, or, (d) in the absence of such person, the Chief Executive Officer of the Corporation, or (e) in the absence of such person, the President of the Corporation, or (f) in the absence of such person, by a Vice President. The Secretary of the Corporation shall act as secretary of the meeting, but in such person’s absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.
Section 1.7 Voting; Proxies. Each stockholder of record entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy. Such a proxy may be prepared, transmitted and delivered in any manner permitted by applicable law. Except as may be required in the Certificate of Incorporation, directors shall be elected by a plurality of the votes cast by the holders of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. At all meetings of stockholders at which a quorum is present, unless a different or minimum vote is required by applicable law, rule or regulation applicable to the Corporation or its securities, the rules or regulations of any stock exchange applicable to the Corporation, the Certificate of Incorporation or these Bylaws, in which case such different or minimum vote shall be the applicable vote on the matter, every matter other than the election of directors shall be decided by the affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or represented by proxy at the meeting and are voted for or against the matter (or if there are two or more classes or series of stock entitled to vote as separate classes, then in the case of each class or series, the holders of a majority of the voting power of the shares of stock of that class or series present in person or represented by proxy at the meeting voting for or against such matter).
Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board.
Section 1.8 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at 5:00 p.m. Eastern Time on the day next preceding the day on which notice is given, or, if notice is waived, at 5:00 p.m. Eastern Time on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which shall not be more than sixty (60) days prior to such action. If no such record date is fixed by the Board, then the record date for determining stockholders for any such purpose shall be at 5:00 p.m. Eastern Time on the day on which the Board adopts the resolution relating thereto.
Section 1.9 List of Stockholders Entitled to Vote. The Corporation shall prepare, no later than the tenth (10th) day before each meeting of stockholders, a complete list of stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing herein shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of ten (10) days ending on the day before the meeting date in accordance with Section 219 of the DGCL. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 1.9 or to vote in person or by proxy at any meeting of stockholders. Notwithstanding the foregoing, the Corporation may maintain and authorize examination of the list of stockholders in any manner expressly permitted by the DGCL at the time.
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Section 1.10 Inspectors of Elections.
1.10.1 Applicability. Unless otherwise required by the Certificate of Incorporation or by applicable law, the following provisions of this Section 1.10 shall apply only if and when the Corporation has a class of voting stock that is: (a) listed on a national securities exchange; (b) authorized for quotation on an interdealer quotation system of a registered national securities association; or (c) held of record by more than two thousand (2,000) stockholders. In all other cases, observance of the provisions of this Section 1.10 shall be optional, and at the discretion of the Board.
1.10.2 Appointment. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairperson of the meeting shall appoint one or more inspectors to act at the meeting.
1.10.3 Inspector’s Oath. Each inspector of election, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability.
1.10.4 Duties of Inspectors. At a meeting of stockholders, the inspectors of election shall (a) ascertain the number of shares outstanding and the voting power of each share, (b) determine the shares represented at a meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.
1.10.5 Opening and Closing of Polls. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise.
1.10.6 Determinations. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Section 211(a)(2)b.(i) or (iii) of the DGCL, or in accordance with Sections 211(e) or 212(c)(2) of the DGCL, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification of their determinations pursuant to this Section 1.10 shall specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.
Section 1.11 Conduct of Meetings. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairperson of any meeting of stockholders shall have the right and authority to convene and (for any reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairperson of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairperson of the meeting or the Board shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time (if any) allotted to questions or comments by participants; (vi) restricting the use of audio/video recording devices and cell phones; (vii) complying with any state and local laws and regulations concerning safety and security; (viii) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting; and (ix) any additional attendance or other procedures or requirements for proponents submitting a proposal pursuant to Rule 14a-8 promulgated under the Exchange Act (defined below). The chairperson of any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such chairperson should so determine, such chairperson shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
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Section 1.12 Notice of Stockholder Business; Nominations.
1.12.1 Annual Meeting of Stockholders.
(a) Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only: (i) pursuant to the Corporation’s notice of such meeting (or any supplement thereto), (ii) by or at the direction of the Board or any committee thereof, or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this Section 1.12 (the “Record Stockholder”), who is entitled to vote at such meeting and who complies with the notice and other procedures set forth in this Section 1.12 in all applicable respects. For the avoidance of doubt, the foregoing clause (iii) shall be the exclusive means for a stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)), at an annual meeting of stockholders, and such stockholder must fully comply with the notice and other procedures set forth in this Section 1.12 to bring such nominations or other business properly before an annual meeting. During the period commencing immediately following a Staggered Board Start Date (as defined in the Certificate of Incorporation) and ending upon the next Staggered Board End Date (as defined in the Certificate of Incorporation), a nomination made pursuant to the Corporation’s notice of meeting (or any supplement thereto) pursuant to the foregoing clause (i) or a nomination made by or at the direction of the Board or a committee thereof pursuant to the foregoing clause (ii), in each case, must be approved by the affirmative vote of all of the directors then in office.
(b) For nominations or other business to be properly brought before an annual meeting by a Record Stockholder pursuant to Section 1.12.1(a):
(i) the Record Stockholder must have given timely notice thereof to the Corporation in the manner contemplated by Section 1.13 of Article I hereof and have provided any updates or supplements to such notice at the times and in the forms required by this Section 1.12;
(ii) such other business (other than the nomination of persons for election to the Board) must otherwise be a proper matter for stockholder action;
(iii) (A) if the Proposing Person (as defined below) has provided the Corporation with a Solicitation Notice (as defined below) in the case of a proposal other than the nomination of persons for election to the Board, such Proposing Person must have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal and must have included in such materials the Solicitation Notice, or (B) if the Proposing Person has delivered a notice of nomination or nominations, such Proposing Person must certify to the Corporation in writing, that it has complied with and will comply with the requirements of Rule 14a-19 promulgated under the Exchange Act, if applicable, and the Proposing Person shall deliver, no later than five (5) business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof, reasonable evidence that it has complied with such requirements (and for the avoidance of doubt any such nominee shall be disqualified from standing for election or re-election if the Proposing Person fails to deliver a proxy statement in a manner consistent with such Proposing Person’s Solicitation Notice); and
(iv) in the case of a proposal other than the nomination of persons for election to the Board, if no Solicitation Notice relating thereto has been timely provided pursuant to this Section 1.12, the Proposing Person proposing such business must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 1.12.
To be timely, (i) a Record Stockholder’s notice must be delivered to the Corporation in the manner contemplated by Section 1.13 of Article I hereof not later than 5:00 p.m. Eastern Time on the ninetieth (90th) day nor earlier than 5:00 p.m. Eastern Time on the one hundred and twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the Record Stockholder to be timely must be so delivered (A) no earlier than 5:00 p.m. Eastern Time on the one hundred and twentieth (120th) day prior to such annual meeting and (B) no later than 5:00 p.m. Eastern Time on the later of the ninetieth (90th) day prior to such annual meeting or 5:00 p.m. Eastern Time on the tenth (10th) day following the day on which Public Announcement (as defined below) of the date of such meeting is first made by the Corporation, (ii) in the case of a proposal for the nomination of persons for election to the Board, the Record Stockholder shall have complied in all respects with the requirements of Section 14 of the Exchange Act, including, without limitation, if applicable, the requirements of Rule 14a-19 (as such rule and regulations may be amended from time to time by the Securities and Exchange Commission, including any Securities and Exchange Commission Staff interpretations relating thereto) and (iii) in the case of a proposal for the nomination of persons for election to the Board, the Board or an executive officer designated thereby shall have determined that the Record Stockholder has satisfied the requirements of this Section 1.12. In no event shall an adjournment, postponement or rescheduling (or the Public Announcement thereof) of an annual meeting for which notice has been given or a Public Announcement of the meeting date has
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been made commence a new time period (or extend any time period) for providing the Record Stockholder’s notice. Notwithstanding anything in this Section 1.12.1 to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is increased and there is no Public Announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least ten (10) days prior to the last day a stockholder may deliver a notice in accordance with the first sentence of this paragraph, a stockholder’s notice required by this Section 1.12.1 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporation in the manner contemplated by Section 1.13 of Article I hereof not later than the close of business on the tenth (10th) day following the day on which such Public Announcement is first made by the Corporation.
(c) As to each person whom the Record Stockholder proposes to nominate for election or reelection as a director, in addition to the matters set forth in paragraph (e) below, such Record Stockholder’s notice shall set forth:
(i) the name, age, business address and residence address of such person;
(ii) the principal occupation or employment of such nominee;
(iii) the class, series and number of any shares of stock of the Corporation that are beneficially owned or owned of record by such person or any Associated Person (as defined in Section 1.12.4(c));
(iv) the date or dates such shares were acquired and the investment intent of such acquisition;
(v) all other information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or would be otherwise required, in each case pursuant to and in accordance with Section 14(a) (or any successor provision) under the Exchange Act and the rules and regulations thereunder;
(vi) such person’s consent (A) to being named in the Corporation’s proxy statement as a nominee in any proxy materials relating to the Corporation’s next meeting, (B) to the public disclosure of information regarding or related to such person provided to the Corporation by such person or otherwise pursuant to this Section 1.12 and (C) to serving as a director, if elected;
(vii) whether such person meets the independence requirements of the stock exchange upon which the Corporation’s Class A Common Stock is primarily traded;
(viii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such Proposing Person or any of its respective affiliates and associates, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Proposing Person or any of its respective affiliates and associates were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;
(ix) a description of any position of such person as an officer or director of any Competitor (as defined below) within the three years preceding the submission of the notice;
(x) a description of any business or personal interests that could place such person in a potential conflict of interest with the Corporation or any of its subsidiaries; and
(xi) all completed and signed questionnaires, and the representation and agreement, required by Section 1.12.2 of these Bylaws.
The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules.
(d) As to any business other than the nomination of a director or directors that the Record Stockholder proposes to bring before the meeting, in addition to the matters set forth in paragraph (e) below, such Record Stockholder’s notice shall set forth:
(i) a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the text of the proposed amendment), the reasons for conducting such business at the meeting and any material interest or substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in
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such business of such Proposing Person, including any anticipated benefit to any Proposing Person therefrom; and
(ii) a description of all agreements, arrangements and understandings between or among any such Proposing Person and any of its respective affiliates or associates, on the one hand, and any other person or persons, on the other hand, (including their names) in connection with the proposal of such business by such Proposing Person;
(e) As to each Proposing Person giving the notice, such Record Stockholder’s notice shall set forth:
(i) the current name and address of such Proposing Person, including, if applicable, their name and address as they appear on the Corporation’s stock ledger, if different;
(ii) (A) the class or series and number of shares of stock of the Corporation that are directly or indirectly owned of record or beneficially owned by such Proposing Person, including any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, and (B) a certification regarding whether such Proposing Person, if any, has complied with all applicable federal, state and other legal requirements in connection with such Proposing Person’s acquisition of shares of capital stock or other securities of the Corporation and/or such Proposing Person’s acts or omissions as a stockholder of the Corporation;
(iii) whether and the extent to which (A) any derivative interest in the Corporation’s equity securities (including without limitation any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of the Corporation or otherwise, and any cash-settled equity swap, total return swap, synthetic equity position or similar derivative arrangement (any of the foregoing, a “Derivative Instrument”), as well as any rights to dividends on the shares of any class or series of shares of the Corporation that are separated or separable from the underlying shares of the Corporation) or (B) any short interest in any security of the Corporation (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any increase or decrease in the value of the subject security, including through performance-related fees), including without limitation whether and the extent to which any ongoing hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including without limitation any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such Proposing Person with respect to any share of stock of the Corporation (any of the foregoing, a “Short Interest”) is held directly or indirectly by or for the benefit of such Proposing Person;
(iv) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Proposing Person or any of its respective affiliates or associates is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;
(v) any direct or indirect material interest in any material contract or agreement with the Corporation, any affiliate of the Corporation or any Competitor (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement);
(vi) any significant equity interests or any Derivative Instruments or Short Interests in any Competitor held by such Proposing Person and/or any of its respective affiliates or associates;
(vii) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any Competitor, on the other hand;
(viii) all information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) or an amendment pursuant to Rule 13d-2(a) if such a statement were required to be filed under the Exchange Act and the rules and regulations promulgated thereunder by such Proposing Person and/or any of its respective affiliates or associates;
(ix) any other information relating to such Proposing Person that would be required to be disclosed in proxy materials or other filings required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business or nomination proposed to be brought before the meeting pursuant to Section 14(a) (or any successor provision) under the Exchange Act and the rules and regulations thereunder;
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(x) such Proposing Person’s consent to the public disclosure of information provided to the Corporation pursuant to this Section 1.12;
(xi) a complete description of any agreement, arrangement or understanding (whether oral or in writing) (including any knowledge that another person or entity is Acting in Concert (as defined in Section 1.12.4(c)) with such Proposing Person) between or among such Proposing Person, any of its respective affiliates or associates and any other person (including their names) with respect to the nomination or other business;
(xii) a representation that the Record Stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person (including virtually in the case of a meeting conducted solely by means of remote communication) or by proxy at the meeting to propose such business or nomination;
(xiii) in the case of a proposal other than the nomination of persons for election to the Board, a representation whether such Proposing Person intends (or is part of a group that intends) to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal (an affirmative statement of such intent being a “Solicitation Notice”);
(xiv) in the case of a nomination or nominations, a representation that such Proposing Person intends to solicit the holders of shares representing at least 67% of the voting power of the shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19, and the name of each participant (as defined in Item 4 of Exchange Act Schedule 14A) in such solicitation;
(xv) a complete and accurate description of any pending or, to such Proposing Person’s knowledge, threatened legal proceeding in which such Proposing Person is a party or participant involving the Corporation or, to such Proposing Person’s knowledge, any current or former officer, director, affiliate or associate of the Corporation; and
(xvi) any proxy, contract, arrangement, or relationship pursuant to which the Proposing Person has a right to vote, directly or indirectly, any shares of any security of the Corporation.
The disclosures to be made pursuant to the foregoing clauses (ii), (iii), (iv) and (vi) shall not include any information with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.
(f) A Record Stockholder providing notice required by this Section 1.12 shall update such notice, and any other information provided to the Corporation, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for determining the stockholders entitled to notice of the meeting and (ii) 5:00 p.m. Eastern Time on the tenth (10th) business day prior to the meeting or any adjournment, postponement or rescheduling thereof. In the case of an update pursuant to clause (i) of the foregoing sentence, such update shall be delivered to the Corporation in the manner contemplated by Section 1.13 of Article I hereof not later than five (5) business days after the record date for determining the stockholders entitled to notice of the meeting, and in the case of an update and supplement pursuant to clause (ii) of the foregoing sentence, such update and supplement shall be delivered to the Corporation in the manner contemplated by Section 1.13 of Article I hereof not later than eight (8) business days prior to the date for the meeting, and, if practicable, any adjournment, postponement or rescheduling thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed). Notwithstanding the foregoing, if a Proposing Person no longer plans to solicit proxies in accordance with its representation pursuant to Section 1.12.1(e)(xiv), the Record Stockholder shall inform the Corporation of this change by delivering notice to the Corporation in the manner contemplated by Section 1.13 of Article I hereof no later than two (2) business days after the occurrence of such change. A Record Stockholder shall also update its notice so that the information required by Section 1.21.1(e)(viii) is current through the date of the meeting or any adjournment, postponement, or rescheduling thereof, and such update shall be delivered to the Corporation in the manner contemplated by Section 1.13 of Article I hereof no later than two (2) business days after the occurrence of any material change to the information previously disclosed pursuant to Section 1.12.1(e)(viii). For the avoidance of doubt, the obligation to update as set forth in this paragraph shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a Record Stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or nomination or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of the stockholders. If a Record Stockholder providing notice required by this Section 1.12 fails to provide any update in accordance with this Section 1.12, the information as to which such update relates may be deemed not to have been provided in accordance with these Bylaws.
(g) If any information submitted pursuant to this Section 1.12 is inaccurate or incomplete in any material respect (as determined by the Board or a committee thereof), such information shall be deemed not to have been
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provided in accordance with these Bylaws. A Record Stockholder shall notify the Corporation in the manner contemplated by Section 1.13 of Article I hereof of any inaccuracy or change in any information submitted within two (2) business days after becoming aware of such inaccuracy or change, and any such notification shall clearly identify the inaccuracy or change, it being understood that no such notification will cure any deficiencies or inaccuracies with respect to any prior submission by such Record Stockholder. Upon request of the Secretary on behalf of the Board (or a duly authorized committee thereof), the Record Stockholder shall provide, within seven (7) business days after delivery of such request (or such longer period as may be specified in such request), (1) written verification, reasonably satisfactory to the Board, any committee thereof, or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted and (2) a written affirmation of any information submitted as of an earlier date. If the Record Stockholder fails to provide such written verification or affirmation within such period, the information as to which written verification or affirmation was requested may be deemed not to have been provided in accordance with these Bylaws.
(g) Notwithstanding anything in Section 1.12 or any other provision of the Bylaws to the contrary, any person who has been determined by a majority of the Whole Board to have violated Section 2.11 of these Bylaws or a Board Confidentiality Policy (as defined below) while serving as a director of the Corporation in the preceding five (5) years shall be ineligible to be nominated to serve as a member of the Board, absent a prior waiver for such nomination approved by two-thirds of the Whole Board.
1.12.2 Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee of any stockholder for election or reelection as a director of the Corporation, the person proposed to be nominated must deliver (in accordance with the time periods prescribed for delivery of notice under Section 1.12 of these Bylaws) to the Corporation in the manner contemplated by Section 1.13 of Article I hereof: (1) all completed and signed questionnaires prepared by the Corporation (including those questionnaires required of the Corporation’s directors and any other questionnaire the Corporation determines is necessary or advisable to ascertain the background of such nominee (or the background of any other person or entity on whose behalf, directly or indirectly, the nomination is being made) and to assess whether such nominee will satisfy any qualifications or requirements imposed by the Certificate of Incorporation or these Bylaws, any law, rule, regulation or listing standard that may be applicable to the Corporation, and the Corporation’s corporate governance policies and guidelines), which questionnaire(s) shall be provided by the Secretary of the Corporation within ten (10) days of a request made by a stockholder, which request must be delivered to the Corporation in the manner contemplated by Section 1.13 of Article I hereof, and (2) a signed representation and agreement (in the form available from the Secretary upon request, which request must be delivered to the Corporation in the manner contemplated by Section 1.13 of Article I hereof) that such person: (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any Compensation Arrangement (as defined below) that has not been disclosed therein, (c) if elected as a director of the Corporation, will comply with all informational and similar requirements of applicable insurance policies and laws and regulations in connection with service or action as a director of the Corporation, (d) if elected as a director of the Corporation, will comply with all corporate governance, conflict of interest, stock ownership requirements, confidentiality and trading policies and guidelines of the Corporation publicly disclosed from time to time, (e) if elected as a director of the Corporation, will act in the best interests of the Corporation and its stockholders and not in the interests of individual constituencies, (f) consents to being named as a nominee in any proxy materials relating to the Corporation’s next meeting and agrees to serve if elected as a director, (g) intends to serve as a director for the full term for which such individual is to stand for election, (h) represents and warrants that his or her candidacy or, if elected, Board membership would not violate applicable state or federal law, the Certificate of Incorporation, these Bylaws, or the rules of any stock exchange on which shares of the Corporation’s Class A Common Stock are traded, and (i) will provide facts, statements, and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects, and that do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.
1.12.3 Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of such meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of such meeting (a) by or at the direction of the Board or any committee thereof or (b) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice of the special meeting, who shall be entitled to vote at the meeting and who complies with the notice and other procedures set forth in this Section 1.12.3 in all applicable respects. During the period commencing immediately following a Staggered Board Start Date and ending upon the next Staggered Board End Date, a nomination made by or at the direction of the Board or a committee thereof pursuant to the foregoing clause (a) must be approved by the affirmative vote of all of the directors then in office. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if (A) the stockholder’s notice required by Section 1.12.1(b) of these Bylaws shall be delivered to the
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Corporation in the manner contemplated by Section 1.13 of Article I hereof (i) no earlier than the one hundred and twentieth (120th) day prior to such special meeting and (ii) no later than 5:00 p.m. Eastern Time on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting, (B) the stockholder has complied in all respects with the requirements of Section 14 of the Exchange Act, including, without limitation, if applicable, the requirements of Rule 14a-19 (as such rule and regulations may be amended from time to time by the Securities and Exchange Commission, including any Securities and Exchange Staff interpretations relating thereto) and (C) the Board or an executive officer designated thereby has determined that the stockholder has satisfied the requirements of Section 1.12. In no event shall an adjournment, postponement or rescheduling (or the Public Announcement thereof) of a special meeting commence a new time period (or extend any time period) for providing such notice.
1.12.4 General.
(a) (i) Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 1.12 shall be eligible to be elected at a meeting of stockholders and serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.12. The number of nominees a stockholder may nominate for election at a meeting of stockholders (or in the case of a Record Stockholder giving the notice on behalf of another Proposing Person, the number of nominees a stockholder may nominate for election at the meeting on behalf of such Proposing Person) shall not exceed the number of directors to be elected at such meeting. Except as otherwise provided by law or these Bylaws, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.12 (including satisfying the information requirements set forth herein with accurate and complete information) and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded (and any such nominee shall be disqualified), including that if a stockholder provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the Corporation of notices required thereunder in a timely manner, then the Corporation shall disregard any proxies or votes solicited for such stockholder’s director nominees (and any such nominee shall be disqualified). Notwithstanding the foregoing provisions of this Section 1.12, unless otherwise required by law or otherwise determined by the chairperson of the meeting or the Board of Directors, if the stockholder (or a Qualified Representative of the stockholder (as defined below)) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business (whether pursuant to the requirements of these Bylaws or in accordance with Rule 14a-8 under the Exchange Act), such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. If a stockholder has given timely notice as required herein to make a nomination or bring a proposal of other business before any annual or special meeting of stockholders of the Corporation and intends to authorize a Qualified Representative to act for such stockholder as a proxy to present the nomination or proposal at such meeting, the stockholder shall give notice of such authorization to the Corporation in the manner contemplated by Section 1.13 of Article I hereof not less than three (3) business days before the date of such meeting, including the name and contact information for such person. Notwithstanding the foregoing provisions of Section 1.12, unless otherwise required by law, no stockholder shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such stockholder has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder in a timely manner.
(ii) The Board may request that any Proposing Person, and any proposed nominee of such Proposing Person, furnish such additional information as may be reasonably required by the Board. Such Proposing Person and/or proposed nominee thereof shall provide such additional information within ten (10) days after it has been requested by the Board. The Board may require any such proposed nominee to submit to interviews with the Board or any committee thereof, and such proposed nominee shall make themself available for any such interviews within no less than ten (10) business days following the date of such request.
(b) Notwithstanding the foregoing provisions of this Section 1.12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein, for the avoidance of doubt including, but not limited to, Rule 14a-19 of the Exchange Act. Nothing in this Section 1.12 shall be deemed to affect any rights of (a) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) the holders of any series of Common Stock or Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.
(c) For purposes of these Bylaws the following definitions shall apply:
(A) a person shall be deemed to be “Acting in Concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or toward a common goal relating to the management,
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governance or control of the Corporation in substantial parallel with, such other person where (1) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (2) at least one additional factor suggests that such persons intend to act in concert or in substantial parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions or making or soliciting invitations to act in concert or in substantial parallel; provided that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) (or any successor provision) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person;
(B) “affiliate” and “associate” shall have the meanings ascribed thereto in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”); provided, however, that the term “partner” as used in the definition of “associate” shall not include any limited partner that is not involved in the management of the relevant partnership;
(C) “Associated Person” shall mean with respect to any subject stockholder or other person (including any proposed nominee) (1) any person directly or indirectly controlling, controlled by or under common control with such stockholder or other person, (2) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder or other person, (3) any associate of such stockholder or other person, and (4) any person directly or indirectly controlling, controlled by or under common control or Acting in Concert with any such Associated Person;
(D) “Compensation Arrangement” shall mean any direct or indirect compensatory payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation, including any agreement, arrangement or understanding with respect to any direct or indirect compensation, reimbursement or indemnification in connection with candidacy, nomination, service or action as a nominee or as a director of the Corporation;
(E) “Competitor” shall mean any entity that provides products or services that compete with or are alternatives to the principal products produced or services provided by the Corporation or its affiliates;
(F) “Proposing Person” shall mean (1) the Record Stockholder providing the notice of business proposed to be brought before an annual meeting or nomination of persons for election to the Board at a stockholder meeting, (2) the beneficial owner or beneficial owners, if different, on whose behalf the notice of business proposed to be brought before the annual meeting or nomination of persons for election to the Board at a stockholder meeting is made, and (3) any Associated Person on whose behalf the notice of business proposed to be brought before the annual meeting or nomination of persons for election to the Board at a stockholder meeting is made;
(G) “Public Announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; and
(H) to be considered a “Qualified Representative” of a stockholder, a person must be a duly authorized officer, manager, trustee or partner of such stockholder or must be authorized by a writing executed by such stockholder (or an electronic transmission) delivered to the Corporation, in the manner contemplated by Section 1.13 of Article I hereof, prior to the making of such nomination or proposal at such meeting (and in any event not fewer than five days before the meeting) stating that such person is authorized by such stockholder to act for such stockholder as a proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction thereof, at the meeting. The Secretary of the Corporation, or any other person who shall be appointed to serve as secretary of the meeting, may require, on behalf of the Corporation, reasonable and appropriate documentation to verify the status of a person purporting to be a “Qualified Representative” for purposes hereof.
Section 1.13 Delivery to the Corporation. Whenever this Article I requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such delivery to the Corporation shall be effected only via electronic mail to the electronic mail address designated by the Corporation and disclosed in the Corporation’s proxy materials and/or identified on the Corporation’s investor relations website. For purposes of this Section 1.13, the term “electronic mail” shall mean an electronic transmission (as defined in Section 232(d)(1) of the DGCL) directed to the aforementioned electronic mail address.
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ARTICLE II. BOARD OF DIRECTORS
Section 2.1 Number; Qualifications. The total number of directors constituting the Whole Board shall be fixed from time to time in the manner set forth in the Certificate of Incorporation and the term “Whole Board” shall have the meaning specified in the Certificate of Incorporation. No decrease in the authorized number of directors constituting the Whole Board shall shorten the term of any incumbent director. Directors need not be stockholders of the Corporation.
Section 2.2 Election; Resignation; Removal; Vacancies. Election of directors need not be by written ballot. Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Any director may resign by delivering a resignation in writing or by electronic transmission to the Corporation or to the Chairperson of the Board, the Chief Executive Officer, or the Secretary. Such resignation shall be effective upon delivery unless it is specified to be effective at a later time or upon the happening of an event. Subject to the special rights of holders of any series of Preferred Stock to elect directors, directors may be removed only as provided by the Certificate of Incorporation and applicable law. All vacancies occurring in the Board and any newly created directorships resulting from any increase in the authorized number of directors shall be filled in the manner set forth in the Certificate of Incorporation.
Section 2.3 Regular Meetings. Regular meetings of the Board may be held at such places, within or without the State of Delaware, and at such times as the Board may from time to time determine. Notice of regular meetings need not be given if the date, times and places thereof are fixed by resolution of the Board.
Section 2.4 Special Meetings. Special meetings of the Board may be called by the Chairperson of the Board, the Chief Executive Officer, the Lead Independent Director or a majority of the members of the Board then in office and may be held at any time, date or place, within or without the State of Delaware, as the person or persons calling the meeting shall fix. Notice of the time, date and place of such meeting shall be given, orally, in writing or by electronic transmission (including electronic mail), by or at the direction of the person or persons calling the meeting to all directors at least four (4) days before the meeting if the notice is mailed, or at least twenty-four (24) hours before the meeting if such notice is given by telephone, hand delivery or electronic mail or other means of electronic transmission; provided, however, that if, under the circumstances, the Chairperson of the Board, the Lead Independent Director or the Chief Executive Officer calling a special meeting deems that more immediate action is necessary or appropriate, notice may be delivered on the day of such special meeting. Unless otherwise indicated in the notice, any and all business may be transacted at a special meeting.
Section 2.5 Remote Meetings Permitted. Members of the Board, or any committee of the Board, may participate in a meeting of the Board or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to conference telephone or other communications equipment shall constitute presence in person at such meeting.
Section 2.6 Quorum; Vote Required for Action. At all meetings of the Board, a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time. Except as otherwise provided herein or in the Certificate of Incorporation, or required by law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.
Section 2.7 Organization. Meetings of the Board shall be presided over by (a) the Chairperson of the Board, or (b) in the absence of such person, the Lead Independent Director, or (c) in such person’s absence, by the Chief Executive Officer, or (d) in such person’s absence, by a chairperson chosen by the Board at the meeting. The Secretary shall act as secretary of the meeting, but in such person’s absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.
Section 2.8 Unanimous Action by Directors in Lieu of a Meeting. Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the writing or writings or electronic transmission or transmissions shall be filed with the minutes of proceedings of the Board or committee, as applicable. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 2.9 Powers. Except as otherwise provided by the Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.
Section 2.10 Compensation of Directors. Members of the Board, as such, may receive, pursuant to a resolution of the Board, fees and other compensation for their services as directors, including without limitation their services as members of committees of the Board.
Section 2.11 Confidentiality. Each director shall maintain the confidentiality of, and shall not share with any third party person or entity (including third parties that originally sponsored, nominated or designated such director (the “Sponsoring Party”)), any non-public information learned in their capacities as directors, including
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communications among Board members in their capacities as directors. The Board may adopt a board confidentiality policy further implementing and interpreting this bylaw (a “Board Confidentiality Policy”). All directors are required to comply with this bylaw and any such Board Confidentiality Policy unless such director or the Sponsoring Party for such director has entered into a specific written agreement with the Corporation, in either case as approved by the Board, providing otherwise with respect to such confidential information.
Section 2.12 Emergency Bylaws. This Section 2.12 shall be operative during any emergency condition as contemplated by Section 110 of the DGCL (an “Emergency”), notwithstanding any different or conflicting provisions in these Bylaws, the Certificate of Incorporation or the DGCL. In the event of any Emergency, or other similar emergency condition, the director or directors in attendance at a meeting of the Board or a standing committee thereof shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board as they shall deem necessary and appropriate. In the event that no directors are able to attend a meeting of the Board or any committee thereof in an Emergency, then the Designated Officers in attendance shall serve as directors, or committee members, as the case may be, for the meeting and will have full powers to act as directors, or committee members, as the case may be, of the Corporation. Except as the Board may otherwise determine, during any Emergency, the Corporation and its directors and officers, may exercise any authority and take any action or measure contemplated by Section 110 of the DGCL. For purposes of this Section 2.12, the term “Designated Officer” means an officer identified on a numbered list of officers of the Corporation who shall be deemed to be, in the order in which they appear on the list up until a quorum is obtained, directors of the Corporation, or members of a committee of the Board, as the case may be, for purposes of obtaining a quorum during an Emergency, if a quorum of directors or committee members, as the case may be, cannot otherwise be obtained during such Emergency, which list of Designated Officers shall be approved by the Board from time to time but in any event prior to such time or times as an Emergency may have occurred.
Section 2.13 Chairperson of the Board. The Board may, in its sole discretion, elect a chairperson of the Board. Subject to the provisions of Section 2.7 of these Bylaws, the Chairperson of the Board shall have the power to preside at all meetings of the Board and shall have such other powers and duties as provided in these Bylaws and as the Board may from time to time prescribe. The Chairperson of the Board may or may not be an officer of the Corporation.
Section 2.14 Lead Independent Director. The Board may, in its discretion, elect a lead independent director from among its members that are Independent Directors (as defined below) (such director, the “Lead Independent Director”). The Lead Independent Director shall preside at all Board meetings at which the Chairperson of the Board is not present and shall exercise such other powers and duties as may from time to time be assigned to him or her by the Board or as prescribed by these Bylaws. For purposes of these Bylaws, “Independent Director” has the meaning ascribed to such term under the rules of the exchange upon which the Corporation’s Class A Common Stock is primarily traded.
ARTICLE III. COMMITTEES
Section 3.1 Committees. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting of such committee who are not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in a resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving, adopting, or recommending to the stockholders any action or matter (other than the election or removal of members of the Board) expressly required by the DGCL to be submitted to stockholders for approval or (b) adopting, amending or repealing any bylaw of the Corporation.
Section 3.2 Committee Rules. Each committee shall keep records of its proceedings and make such reports as the Board may from time to time request. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these Bylaws. Except as otherwise provided in the Certificate of Incorporation, these Bylaws or the resolution of the Board designating the committee, any committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and may delegate to any such subcommittee any or all of the powers and authority of the committee.
ARTICLE IV. OFFICERS
Section 4.1 Generally. The officers of the Corporation shall consist of a Chief Executive Officer (who may be the Chairperson of the Board or the President), a President, a Secretary and a Treasurer and may consist of such other officers, including, without limitation, a Chief Financial Officer, and one or more Vice Presidents, as may from time to time be appointed by the Board. All officers shall be elected by the Board; provided, however,
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that the Board may empower the Chief Executive Officer of the Corporation to appoint any officer other than the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer. Except as otherwise provided by law, by the Certificate of Incorporation or these Bylaws, each officer shall hold office until such officer’s successor is duly elected and qualified or until such officer’s earlier resignation, death, disqualification or removal. Any number of offices may be held by the same person. Any officer may resign by delivering a resignation in writing or by electronic transmission to the Corporation or to the Chairperson of the Board, the Chief Executive Officer, or the Secretary. Such resignation shall be effective upon delivery unless it is specified to be effective at some later time or upon the happening of some later event. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board and the Board may, in its discretion, leave unfilled, for such period as it may determine, any offices. Each such successor shall hold office for the unexpired term of such officer’s predecessor and until a successor is duly elected and qualified or until such officer’s earlier resignation, death, disqualification or removal.
Section 4.2 Chief Executive Officer. Subject to the control of the Board and such supervisory powers, if any, as may be given by the Board, the powers and duties of the Chief Executive Officer of the Corporation are:
(a) to act as the general manager and, subject to the control of the Board, to have general supervision, direction and control of the business and affairs of the Corporation; and
(b) to affix the signature of the Corporation to all deeds, conveyances, mortgages, guarantees, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Corporation; and, subject to the direction of the Board, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation.
Section 4.3 President. The person holding the office of Chief Executive Officer shall be the President of the Corporation unless the Board shall have designated one individual as the President and a different individual as the Chief Executive Officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board, and subject to the supervisory powers of the Chief Executive Officer (if the Chief Executive Officer is an officer other than the President), and subject to such supervisory powers and authority as may be given by the Board to the Chairperson of the Board, and/or to any other officer, the President shall have the responsibility for the general management and control of the business and affairs of the Corporation and the general supervision and direction of all of the officers, employees and agents of the Corporation (other than the Chief Executive Officer, if the Chief Executive Officer is an officer other than the President) and shall perform all duties and have all powers that are commonly incident to the office of President or that are delegated to the President by the Board.
Section 4.4 Chief Operating Officer. Subject to the direction of the Board and the Chief Executive Officer, the person holding the office of Chief Operating Officer shall have all such powers and duties as are commonly incident to the office of Chief Operating Officer or that are delegated to him or her by the Board or the Chief Executive Officer.
Section 4.5 Chief Financial Officer. The person holding the office of Chief Financial Officer shall be the Treasurer of the Corporation unless the Board shall have designated another officer as the Treasurer of the Corporation. Subject to the direction of the Board and the Chief Executive Officer, the Chief Financial Officer shall perform all duties and have all powers that are commonly incident to the office of Chief Financial Officer, or as the Board or the Chief Executive Officer may from time to time prescribe.
Section 4.6 Treasurer. The person holding the office of Treasurer shall have custody of all monies and securities of the Corporation. The Treasurer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions. The Treasurer shall also perform such other duties and have such other powers as are commonly incident to the office of Treasurer, or as the Board or the Chief Executive Officer may from time to time prescribe.
Section 4.7 Vice President. Each Vice President shall have all such powers and duties as are commonly incident to the office of Vice President or that are delegated to him or her by the Board or the Chief Executive Officer. A Vice President may be designated by the Board to perform the duties and exercise the powers of the Chief Executive Officer or President in the event of the Chief Executive Officer’s or President’s absence or disability.
Section 4.8 Secretary. The Secretary shall issue or cause to be issued all authorized notices for, and shall keep, or cause to be kept, minutes of all meetings of the stockholders and the Board. The Secretary shall have charge of the corporate minute books and similar records and shall perform such other duties and have such other powers as are commonly incident to the office of Secretary, or as the Board or the Chief Executive Officer may from time to time prescribe.
Section 4.9 Delegation of Authority. Notwithstanding any provision hereof, the Board may from time to time delegate the powers or duties of any officer of the Corporation to any other officers or agents of the Corporation, including, without limitation, Assistant Secretaries and Assistant Treasurers.
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Section 4.10 Removal. Any officer of the Corporation shall serve at the pleasure of the Board and may be removed at any time, with or without cause, by the Board; provided that if the Board has empowered the Chief Executive Officer to appoint any officer of the Corporation, then such officer may also be removed by the Chief Executive Officer. Such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation.
ARTICLE V. STOCK
Section 5.1 Certificates; Uncertificated Shares. The shares of capital stock of the Corporation shall be uncertificated shares; provided, however, that the resolution of the Board that the shares of capital stock of the Corporation shall be uncertificated shares shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation (or the transfer agent or registrar, as the case may be). Notwithstanding the foregoing, the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be certificated shares. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation, by any two authorized officers of the Corporation (it being understood that each of the Chairperson of the Board, the Vice-Chairperson of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary, and any Assistant Secretary shall be an authorized officer for such purpose), representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.
Section 5.2 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates or Uncertificated Shares. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it, against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
Section 5.3 Other Regulations. Subject to applicable law, the Certificate of Incorporation and these Bylaws, the issue, transfer, conversion and registration of shares represented by certificates and of uncertificated shares shall be governed by such other regulations as the Board may establish.
ARTICLE VI. INDEMNIFICATION
Section 6.1 Indemnification of Officers and Directors. Each person who was or is made a party to, or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, legislative, investigative, preliminary, informal or formal, or any other type whatsoever, including any arbitration or other alternative dispute resolution and including any appeal of the foregoing (a “Proceeding”), by reason of the fact that such person (or a person of whom such person is the legal representative), is or was a member of the Board of the Corporation or is or was an officer of the Corporation designated by the Board (or, if authorized by the Board, designated by the Chief Operating Officer of the Corporation) to be entitled to the indemnification and advancement rights set forth in this Article VI or, while serving in such capacity, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (for purposes of this Article VI, an “Indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expenses, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith, provided such Indemnitee acted in good faith and in a manner that the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful. Such indemnification shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation and shall inure to the benefit of such Indemnitees’ heirs, executors and administrators. Notwithstanding the foregoing, subject to Section 6.5 of this Article VI, the Corporation shall indemnify any such Indemnitee seeking indemnity in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board or such indemnification is authorized by an agreement approved by the Board.
Section 6.2 Advance of Expenses. Except as otherwise provided in a written indemnification agreement between the Corporation and the Indemnitee, the Corporation shall pay all reasonable expenses (including attorneys’ fees) incurred by an Indemnitee in defending any Proceeding as they are incurred or otherwise in advance of its final disposition; provided, however, that if the DGCL then so requires, the advancement of such
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expenses (i.e., payment of such expenses as incurred or otherwise in advance of the final disposition of the Proceeding) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay such amounts if it shall ultimately be determined by final judicial decision from which there is no appeal that such Indemnitee is not entitled to be indemnified under this Article VI or otherwise.
Section 6.3 Non-Exclusivity of Rights. The rights conferred on any person in this Article VI shall not be exclusive of any other right that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote or consent of stockholders or disinterested directors, or otherwise. Additionally, nothing in this Article VI shall limit the ability of the Corporation, in its discretion, to indemnify or advance expenses to persons whom the Corporation is not obligated to indemnify or advance expenses pursuant to this Article VI.
Section 6.4 Indemnification Contracts. The Board is, or as otherwise delegated by the Board to the officers of the Corporation, the officers are, authorized to cause the Corporation to enter into indemnification contracts with any member of the Board, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing indemnification or advancement rights to such person. Such rights may be greater than those provided in this Article VI.
Section 6.5 Right of Indemnitee to Bring Suit. The following shall apply to the extent not in conflict with any indemnification contract provided for in Section 6.4 of this Article VI.
6.5.1 Right to Bring Suit. If a claim under Section 6.1 or 6.2 of this Article VI is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If the Indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee also shall be entitled to be paid, to the fullest extent permitted by law, the expense of prosecuting or defending such suit. In any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the Indemnitee has not met any applicable standard for indemnification set forth in applicable law. In any suit brought by the Corporation to recover the advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in applicable law.
6.5.2 Effect of Determination. Neither the absence of a determination by or on behalf of the Corporation prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in applicable law, nor an actual determination by or on behalf of the Corporation that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit.
6.5.3 Burden of Proof. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VI, or otherwise, shall be on the Corporation.
Section 6.6 Successful Defense. To the extent that an Indemnitee has been successful on the merits or otherwise in defense of any Proceeding (or in defense of any claim, issue or matter therein), such Indemnitee shall be indemnified under this Section 6.6 against expenses (including attorneys’ fees) actually and reasonably incurred in connection with such defense. Indemnification under this Section 6.6 shall not be subject to satisfaction of a standard of conduct, and the Corporation may not assert the failure to satisfy a standard of conduct as a basis to deny indemnification or recover amounts advanced, including in a suit brought pursuant to Section 6.5 of this Article VI (notwithstanding anything to the contrary therein); provided, however, that, any Indemnitee who is not a current or former member of the Board or officer (as such term is defined in the final sentence of Section 145(c)(1) of the DGCL) shall be entitled to indemnification under Section 6.1 of this Article VI and this Section 6.6 only if such Indemnitee has satisfied the standard of conduct required for indemnification under Section 145(a) or Section 145(b) of the DGCL.
Section 6.7 Nature of Rights. The rights conferred upon Indemnitees in this Article VI shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a member of the Board, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. Any amendment, repeal or modification of any provision of this Article VI that adversely affects any right of an Indemnitee or an Indemnitee’s successors shall be prospective only, and shall not adversely affect any right or protection conferred on a person pursuant to this Article VI with respect to any Proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, repeal or modification.
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Section 6.8 Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any member of the Board, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
ARTICLE VII. NOTICES
Section 7.1 Notice.
7.1.1 Form and Delivery. Except as otherwise required by law, notice may be given in writing directed to a stockholder’s mailing address as it appears on the records of the Corporation and shall be given: (i) if mailed, when notice is deposited in the U.S. mail, postage prepaid; and (ii) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address. So long as the Corporation is subject to the Securities and Exchange Commission’s proxy rules set forth in Regulation 14A under the Exchange Act, notice shall be given in the manner required by such rules. To the extent permitted by such rules, or if the Corporation is not subject to Regulation 14A, notice may be given by electronic transmission directed to the stockholder’s electronic mail address, and if so given, shall be given when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by Section 232(e) of the DGCL. If notice is given by electronic mail, such notice shall comply with the applicable provisions of Sections 232(a) and 232(d) of the DGCL. Notice may be given by other forms of electronic transmission with the consent of a stockholder in the manner permitted by Section 232(b) of the DGCL and shall be deemed given as provided therein.
7.1.2 Affidavit of Giving Notice. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
Section 7.2 Waiver of Notice. Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, a written waiver of notice, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any waiver of notice.
ARTICLE VIII. INTERESTED DIRECTORS
Section 8.1 Interested Directors. No contract or transaction between the Corporation and one or more of its members of the Board or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are members of the board of directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof that authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (b) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee thereof, or the stockholders.
Section 8.2 Quorum. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes a contract or transaction described in Section 8.1.
ARTICLE IX. MISCELLANEOUS
Section 9.1 Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board.
Section 9.2 Seal. The Board may provide for a corporate seal, which may have the name of the Corporation inscribed thereon and shall otherwise be in such form as may be approved from time to time by the Board.
Section 9.3 Form of Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on or by means of, or be in the form of, any other information storage device, method or one or more electronic networks or databases (including one or more distributed electronic networks or databases), electronic or otherwise,
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provided that the records so kept can be converted into clearly legible paper form within a reasonable time and otherwise comply with the DGCL. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the DGCL.
Section 9.4 Reliance Upon Books and Records. A member of the Board, or a member of any committee designated by the Board shall, in the performance of such person’s duties, be fully protected in relying in good faith upon the books and records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.
Section 9.5 Certificate of Incorporation Governs. In the event of any conflict between the provisions of the Certificate of Incorporation and Bylaws, the provisions of the Certificate of Incorporation shall govern.
Section 9.6 Severability. If any provision of these Bylaws shall be held to be invalid, illegal, unenforceable or in conflict with the provisions of the Certificate of Incorporation, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Bylaws (including without limitation, all portions of any section of these Bylaws containing any such provision held to be invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation, that are not themselves invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation) shall remain in full force and effect.
Section 9.7 Time Periods. In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used (unless otherwise specified herein), the day of the doing of the act shall be excluded, and the day of the event shall be included.
ARTICLE X. AMENDMENT
Notwithstanding any other provision of these Bylaws, any alteration, amendment or repeal of these Bylaws, and any adoption of new Bylaws, shall require the approval of the Board or the stockholders of the Corporation as expressly provided in the Certificate of Incorporation.

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CERTIFICATION OF AMENDED AND RESTATED BYLAWS
OF
COINBASE GLOBAL, INC.
(a Delaware corporation)
I, Paul Grewal, certify that I am Secretary of Coinbase Global, Inc., a Delaware corporation (the “Corporation”), that I am duly authorized to make and deliver this certification, that the attached Bylaws are a true and complete copy of the Amended and Restated Bylaws of the Corporation in effect as of the date of this certificate.

Dated: February 1, 2023	/s/ Paul Grewal
Secretary

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Appendix E
COINBASE GLOBAL, INC.
CERTIFICATE OF FORMATION

Coinbase Global, Inc., a Texas corporation (the “Corporation”), hereby certifies as follows:
A.Coinbase Global, Inc., a Delaware corporation (the “Delaware Corporation”), with its initial mailing address at One Madison Avenue, Suite 2400, New York, New York 10010, was originally incorporated on January 27, 2014.
B.The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “Coinbase Global, Inc.” on [*] 2025, pursuant to a plan of conversion, under which the Delaware Corporation converted into the Corporation.
ARTICLE I: NAME
The name of this corporation is Coinbase Global, Inc.
ARTICLE II: AGENT FOR SERVICE OF PROCESS
The address of the registered office of the Corporation in the State of Texas is 1999 Bryan St #900, Dallas, Texas 75201 and the name of the registered agent of the Corporation in the State of Texas at such address is The Corporation Trust Company.
ARTICLE III: PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Business Organizations Code of the State of Texas (the “TBOC”).
ARTICLE IV: AUTHORIZED STOCK
1.Total Authorized.
1.1.The total number of shares of all classes of stock that the Corporation has authority to issue is 11,500,000,000 shares, consisting of four classes: 10,000,000,000 shares of Class A Common Stock, $0.00001 par value per share (“Class A Common Stock”); 500,000,000 shares of Class B Common Stock, $0.00001 par value per share (“Class B Common Stock”); 500,000,000 shares of Common Stock, $0.00001 par value per share (the “Common Stock”); and 500,000,000 shares of Preferred Stock, $0.00001 par value per share (the “Preferred Stock”).
1.2.The number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, and no vote of the holders of the Class A Common Stock or Class B Common Stock (or, unless otherwise set forth in the applicable Certificate of Designation, any class of Common Stock or Preferred Stock) voting separately as a class shall be required therefor.
2.Common Stock and Preferred Stock.
2.1.The Corporation’s Board of Directors (“Board of Directors”) is authorized, subject to any limitations prescribed by the law of the State of Texas, by resolution or resolutions adopted from time to time, to provide for the issuance of shares of Common Stock or Preferred Stock in one or more series, and, by filing a certificate of designation pursuant to the applicable law of the State of Texas (“Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, powers (including voting powers), preferences and relative, participating, optional or other special rights (and the qualifications, limitations or restrictions thereof) of the shares of each such series and, except where otherwise provided in the applicable Certificate of Designation, to increase (but not above the total number of authorized shares of the Common Stock or Preferred Stock, as applicable) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. Notwithstanding the first sentence of this Section 2.1 of Article IV, during the period commencing immediately following a Staggered Board Start Date and ending upon the next Staggered Board End Date (each as defined below), any filing of a Certificate of Designation providing for the authorization of shares of Common Stock or Preferred Stock entitling the holder of such shares to the right to more than one (1) vote per share must be approved by a majority of the directors then in office, which must include the affirmative vote of the Founder (as defined below) as a member of the Board of Directors if (x) the Founder is then serving as a member of the Board of Directors and (y) no Automatic Conversion (as defined below) has occurred. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of
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the Corporation entitled to vote thereon, voting as a single class, unless a separate vote of the holders of one or more series is required pursuant to the terms of any Certificate of Designation.
2.2.Except as otherwise expressly provided in any Certificate of Designation designating any series of Common Stock or Preferred Stock pursuant to the foregoing provisions of this Article IV, (i) any new series of Common Stock or Preferred Stock may be designated, fixed and determined as provided herein by the Board of Directors without approval of the holders of the Class A Common Stock or Class B Common Stock or the holders of Common Stock or Preferred Stock, or any series thereof, and (ii) any such new series may have powers, preferences and rights, including, without limitation, voting powers, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Class A Common Stock, Class B Common Stock, any series of the Common Stock or Preferred Stock, or any future class or series of capital stock of the Corporation.
3.Rights of Class A Common Stock and Class B Common Stock.
3.1.Equal Status. Except as otherwise provided in this Certificate of Formation or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and upon any liquidation, dissolution or winding up of the Corporation), share ratably and be identical in all respects and as to all matters.
3.2.Voting Rights. Except as otherwise expressly provided by this Certificate of Formation or as required by law, the holders of shares of Class A Common Stock and Class B Common Stock (and, except as provided the any applicable Certificate of Designation, the holders of shares of any class of Common Stock or Preferred Stock) shall (a) vote as a single class or series, and separate voting by class or series shall not (except as expressly set forth in Section 3.6 of this Article IV) be required for the purpose of approving any matter, including in connection with any “fundamental action” or “fundamental business transaction”, (b) be entitled to notice of any shareholders’ meeting in accordance with the Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”) and (c) be entitled to vote upon such matters and in such manner as may be provided by applicable law; provided, however, that, except as otherwise required by law, holders of shares of Class A Common Stock and Class B Common Stock shall not be entitled to vote on any amendment to this Certificate of Formation (including any Certificate of Designation relating to any series of Common Stock or Preferred Stock) that relates solely to the terms of one or more outstanding series of Common Stock or Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Formation (including any Certificate of Designation relating to any series of Common Stock or Preferred Stock). Except as otherwise expressly provided herein or required by applicable law, each holder of Class A Common Stock shall have the right to one (1) vote per share of Class A Common Stock held of record by such holder and each holder of Class B Common Stock shall have the right to twenty (20) votes per share of Class B Common Stock held of record by such holder. To the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of Common Stock or Preferred Stock as specified in this Certificate of Formation or in any Certificate of Designation, and further subject to the Bylaws and the provisions of this Certificate of Formation, the vote of shareholders holding a majority of the voting power of all of the then-outstanding issued and outstanding shares of stock entitled to vote on the matter shall be sufficient to approve, authorize, adopt, or to otherwise cause the Corporation to take, or affirm the Corporation’s taking of, any action, including any “fundamental business transaction” and “fundamental action” as defined in the TBOC. When voting as a single class, no class of shares that does not have voting rights shall have any right to participate in such vote.
3.3.Dividends and Distribution Rights. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board of Directors out of any assets of the Corporation legally available therefor; provided, however, that in the event a dividend is paid in the form of shares of Class A Common Stock or Class B Common Stock (or rights to acquire such shares), then holders of Class A Common Stock shall receive shares of Class A Common Stock (or rights to acquire such shares, as the case may be) and holders of Class B Common Stock shall receive shares of Class B Common Stock (or rights to acquire such shares, as the case may be), with holders of shares of Class A Common Stock and Class B Common Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock or Class B Common Stock, as applicable. Notwithstanding the foregoing, the Board of Directors may pay or make a disparate dividend or distribution per share of Class A Common Stock or Class B Common Stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable, the timing of the payment, or otherwise) if (i) such disparate dividend or distribution is approved in advance by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class or (ii) such disparate dividend or distribution is paid in the form of securities (or the right to receive securities) of another entity, and (a) the holders of Class A Common Stock receive securities entitling the holder thereof to cast one vote per security (or the right to receive such securities, as applicable) and (b) the holders of Class B Common Stock shall receive securities entitling the holder thereof to cast twenty votes per security (or the right to receive such securities, as applicable). The terms of any securities distributed to shareholders pursuant to the preceding clause (ii) shall be substantially identical, other than with respect to voting rights.
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3.4.Subdivisions, Combinations or Reclassifications. Shares of Class A Common Stock or Class B Common Stock may not be subdivided, combined or reclassified unless the shares of the other class are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved in advance by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
3.5.Liquidation, Dissolution or Winding Up. Subject to the preferential or other rights of any holders of Common Stock or Preferred Stock then outstanding, upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of Class A Common Stock and Class B Common Stock will be entitled to receive ratably, on a per share basis, all assets of the Corporation available for distribution to its shareholders unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
3.6.Merger or Consolidation. In the case of any distribution or payment made or other consideration paid in respect, or upon conversion or exchange, of the shares of Class A Common Stock or Class B Common Stock upon the merger or consolidation of the Corporation with or into any other entity, or in the case of any other transaction having an effect on shareholders substantially similar to that resulting from a merger or consolidation, such distribution or payment shall be made, or other consideration shall be paid, ratably on a per share basis among the holders of the Class A Common Stock and Class B Common Stock as a single class; provided, however, that shares of one such class may receive different or disproportionate distributions, payments, or other consideration in connection with such merger, consolidation or other transaction if (i) the only difference in the per share distribution, payment, or other consideration to the holders of the Class A Common Stock and Class B Common Stock is that any securities that a holder of a share of Class B Common Stock receives as part of such merger, consolidation or other transaction upon conversion or in exchange for such holder’s Class B Common Stock shall have twenty times the voting power of any securities that a holder of a share of Class A Common Stock receives as part of such merger, consolidation or other transaction upon conversion or in exchange for such holder’s Class A Common Stock, or (ii) such merger, consolidation or other transaction is approved by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
3.7.Determinations by the Board of Directors. In case of an ambiguity in the application of any provision set forth in this Section 3 of this Article IV or in the meaning of any term or definition set forth in this Section 3 of this Article IV, the Board of Directors, or a committee thereof, shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors (or a committee thereof, as applicable) in accordance with the preceding sentence shall be conclusive and binding on the shareholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors (or a committee thereof, as applicable), and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
ARTICLE V: CLASS B COMMON STOCK CONVERSION
1.Optional Conversion. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the Corporation. Before any holder of Class B Common Stock shall be entitled to convert any of such holder’s shares of such Class B Common Stock into shares of Class A Common Stock, such holder shall deliver an instruction, duly signed and authenticated in accordance with any procedures set forth in the Bylaws or any policies of the Corporation then in effect (which will be available upon request therefor made to the Secretary), at the principal corporate office of the Corporation or of any transfer agent for the Class B Common Stock, and shall give written notice to the Corporation at its principal corporate office of such holder’s election to convert the same and shall state therein the name or names in which the shares of Class A Common Stock issuable on conversion thereof are to be registered on the books of the Corporation. The Corporation shall, as soon as practicable thereafter, register on the Corporation’s books ownership of the number of shares of Class A Common Stock to which such record holder of Class B Common Stock, or to which the nominee or nominees of such record holder, shall be entitled as aforesaid. Such conversion shall be deemed to have occurred immediately prior to the close of business on the date such notice of the election to convert is received by the Corporation, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of such date.
2.Automatic Conversion. Each share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, be converted into one (1) fully paid and nonassessable share of Class A Common Stock immediately prior to the close of business on the earliest of (i) the date fixed by
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the Board of Directors that is no less than 61 days and no more than 180 days following the first time after 11:59 p.m. Eastern Time on the Effective Date that (A) the aggregate number of shares of Class B Common Stock held (in street name or as a holder of record) by Founder and his Permitted Entities, Permitted Foundations, Permitted IRAs and Permitted Transferees is less than (B) 25% of the aggregate number of shares of Class B Common Stock held (in street name or as a holder of record) by Founder and his Permitted Entities, Permitted Foundations, Permitted IRAs and Permitted Transferees at 11:59 p.m. Eastern Time on the Effective Date, (ii) the date and time specified by (A) the affirmative vote of the holders of Class B Common Stock representing not less than two-thirds (2/3) of the voting power of all of the then-outstanding shares of Class B Common Stock, voting separately as a single class, and (B) the affirmative vote of not less than two-thirds (2/3) of the then-serving members of the Board of Directors, which must include the affirmative vote of the Founder as a member of the Board of Directors if either (x) the Founder is then serving as a member of the Board of Directors and the Founder has not been terminated for Cause (as defined below) or resigned (except for Good Reason) (as defined below) from the position of Chief Executive Officer of the Corporation or (y) the Founder has not been removed for Cause or resigned from the position of Chairperson of the Board of Directors or (iii) the date of the Founder’s death or Disability (as defined below), provided, that, in the case of (iii), the date of such automatic conversion may be delayed, but not for a total period of longer than six (6) months, to a date approved by a majority of the Independent Directors then in office (each of the events referred to in (i)-(iii) are referred to herein as an “Automatic Conversion”). The Corporation shall provide notice of the Automatic Conversion of shares of Class B Common Stock pursuant to this Section 2 of Article V to record holders of such shares of Class B Common Stock as soon as practicable following the Automatic Conversion. Such notice shall be provided by any means then permitted by the TBOC; provided, however, that no failure to give such notice nor any defect therein shall affect the validity of the Automatic Conversion. Upon and after the Automatic Conversion, the person registered on the Corporation’s books as the record holder of the shares of Class B Common Stock so converted immediately prior to the Automatic Conversion shall be registered on the Corporation’s books as the record holder of the shares of Class A Common Stock issued upon Automatic Conversion of such shares of Class B Common Stock, without further action on the part of the record holder thereof. Immediately upon the effectiveness of the Automatic Conversion, the rights of the holders of shares of Class B Common Stock as such shall cease, and the holders shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock into which such shares of Class B Common Stock were converted.
3.Conversion on Transfer. Each share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, be converted into one (1) fully paid and nonassessable share of Class A Common Stock, upon the occurrence of a Transfer (as defined below), other than a Permitted Transfer (as defined below), of such share of Class B Common Stock.
4.Policies and Procedures. The Corporation may, from time to time, establish such policies and procedures, not in violation of applicable law or this Certificate of Formation or the Bylaws, relating to the conversion of shares of the Class B Common Stock into shares of Class A Common Stock as it may deem necessary or advisable. If the Corporation has reason to believe that a Transfer that is not a Permitted Transfer has occurred, the Corporation may request that the purported transferor furnish affidavits or other evidence to the Corporation as it reasonably deems necessary to determine whether a Transfer that is not a Permitted Transfer has occurred, and if such transferor does not within ten (10) days after the date of such request furnish sufficient (as determined by the Board of Directors or a committee thereof) evidence to the Corporation (in the manner provided in the request) to enable the Corporation to determine that no such Transfer has occurred, any such shares of Class B Common Stock, to the extent not previously converted, shall be automatically converted into shares of Class A Common Stock on a one-to-one basis, and such conversion shall thereupon be registered on the books and records of the Corporation. In connection with any action of shareholders taken at a meeting, the stock ledger of the Corporation shall be presumptive evidence as to who are the shareholders entitled to vote in person or by proxy at any meeting of shareholders and the classes of shares held by each such shareholder and the number of shares of each class held by such shareholder.
5.Definitions.
(a)“Cause” shall mean the Founder’s conviction of a felony crime involving dishonesty, breach of trust, or physical harm to any person; provided that with respect to any conviction by a tribunal outside of the United States, “Cause” shall not exist if the Founder acted on the advice of legal counsel or in the good faith belief that such action was legal and in the best interests of the Corporation.
(b)“Convertible Security” shall mean any evidences of indebtedness, shares of Common Stock or Preferred Stock or other securities (other than shares of Class B Common Stock) convertible into or exchangeable for Class B Common Stock, either directly or indirectly.
(c)“Disability” shall mean, with respect to the Founder, the permanent and total disability of the Founder such that the Founder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death within 12 months or which has lasted or can be expected to last for a continuous period of not less than 12 months as determined by a licensed medical practitioner jointly selected by a majority of the then-serving members of the Board of Directors, including the Founder to the extent the Founder is then serving as a member of the Board of Directors. If the Founder is incapable of selecting a licensed physician, then the Founder’s spouse shall make the
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selection on behalf of the Founder, or in the absence or incapacity of the Founder’s spouse, the Founder’s adult children by majority vote shall make the selection on behalf of the Founder, or in the absence of adult children of the Founder or their inability to act by majority vote, a natural person then acting as the successor trustee of a revocable living trust which was created by the Founder and which holds shares of all classes of capital stock of the Corporation having more voting power than any other revocable living trust created by the Founder shall make the selection on behalf of the Founder, or in absence of any such successor trustee, the legal guardian or conservator of the estate of the Founder shall make the selection on behalf of the Founder.
(d)“Family Member” shall mean with respect to any natural person who is a Qualified Shareholder, the spouse, domestic partner, parents, grandparents, lineal descendants, siblings and lineal descendants of siblings of such Qualified Shareholder. Lineal descendants shall include adopted persons, but only so long as they are adopted while a minor.
(e)“Founder” shall mean Brian Armstrong.
(f)“Good Reason” shall mean the occurrence of any of the following events or conditions, without the Founder’s express written consent (which consent may be denied, withheld or delayed for any reason): (A) a reduction in the Founder’s title from Chief Executive Officer or the material reduction in Founder’s authority, duties or responsibilities as in effect as of the date hereof, including without limitation the appointment of any other executive to the Corporation having equal or greater authority, duties or responsibilities than the Founder; a requirement that the Founder report to any person(s) other than the Board of Directors or a committee thereof; the termination of persons reporting directly to the Founder by resolution of the Board, in which the Founder did not consent to such resolution; or a material reduction in the proportion of the Corporation’s budget over which the Founder has authority; or (B) any action or inaction that constitutes a material breach by the Corporation of any agreement between the Corporation and the Founder, which breach is not cured within thirty (30) days after receipt of written notice describing in detail such breach to the Corporation from the Founder.
(g)“Effective Date” shall mean April 1, 2021.
(h)“Independent Directors” shall mean the members of the Board of Directors designated as independent directors in accordance with the requirements of any national securities exchange under which the Corporation’s equity securities are listed for trading that are generally applicable to companies with common equity securities listed thereon.
(i)“Option” shall mean rights, options, restricted stock units or warrants to subscribe for, purchase or otherwise acquire Class B Common Stock or Convertible Securities (as defined above).
(j)“Parent” of an entity shall mean any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity or is otherwise entitled to elect a majority of the members of the board of directors, or entitled to appoint or act as the governing body, of such entity.
(k)“Permitted Entity” shall mean with respect to a Qualified Shareholder: (a) a Permitted Trust solely for the benefit of (without taking into account provisions commonly referred to as “common disaster,” “remote contingent disposition” or “ultimate contingent disposition” provisions or similar provisions, unless and until such provisions actually become operative to the current benefit of the beneficiaries designated therein) (1) such Qualified Shareholder, (2) one or more Family Members of such Qualified Shareholder, (3) one or more Permitted Foundations of such Qualified Shareholder, and/or (4) any other Permitted Entity of such Qualified Shareholder; or (b) any general partnership, limited partnership, limited liability company, corporation or other entity exclusively owned by (1) such Qualified Shareholder, (2) one or more Family Members of such Qualified Shareholder, or (3) any other Permitted Entity of such Qualified Shareholder.
(l)“Permitted Foundation” shall mean with respect to a Qualified Shareholder: a trust or private non-operating organization that is tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), so long as such Qualified Shareholder has dispositive power and Voting Control with respect to the shares of Class B Common Stock held by such trust or organization and the Transfer to such trust does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust or organization) to such Qualified Shareholder.
(m)“Permitted IRA” shall mean an Individual Retirement Account, as defined in Section 408(a) of the Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which a Qualified Shareholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Code; provided that in each case such Qualified Shareholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust.
(n)“Permitted Transfer” shall mean, and be restricted to, any Transfer of a share of Class B Common Stock:
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(i)by a Qualified Shareholder to (A) one or more Family Members of such Qualified Shareholder, (B) any Permitted Entity of such Qualified Shareholder, (C) any Permitted Foundation of such Qualified Shareholder, or (D) any Permitted IRA of such Qualified Shareholder; or
(ii)by a Permitted Entity, Permitted Foundation or Permitted IRA of a Qualified Shareholder to (A) such Qualified Shareholder or one or more Family Members of such Qualified Shareholder, or (B) any other Permitted Entity of such Qualified Shareholder.
(o)“Permitted Transferee” shall mean a transferee of shares of Class B Common Stock received in a Permitted Transfer.
(p)“Permitted Trust” shall mean a bona fide trust where each trustee is (i) a Qualified Shareholder, (ii) a Family Member of such Qualified Shareholder, or (iii) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies and bank trust departments.
(q)“Qualified Shareholder” shall mean: (a) the record holder of a share of Class B Common Stock as of the Effective Date; (b) the initial record holder of any shares of Class B Common Stock that are originally issued by the Corporation after the Effective Date pursuant to the exercise or exchange or conversion of any Option or Convertible Security that, in each case, was outstanding as of the Effective Date; (c) each natural person who, prior to the Effective Date, Transferred shares of Class B Common Stock of the Corporation to a Permitted Entity, Permitted Foundation or Permitted IRA that is or becomes a Qualified Shareholder; (d) each natural person who Transferred shares of, or equity awards for, Class B Common Stock (including any Option exercisable or Convertible Security exchangeable for or convertible into shares of Class B Common Stock) to a Permitted Entity, Permitted Foundation or Permitted IRA that is or becomes a Qualified Shareholder; and (e) a Permitted Transferee.
(r)“Transfer” of a share of Class B Common Stock shall mean any direct or indirect sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), which transfer, to the fullest extent permitted by law, may be initiated by the Corporation to a Corporation-sponsored brokerage account pursuant to an opt-in or opt-out notice provided by the Corporation to the holders of Class B Common Stock in connection with the initial listing of the Corporation’s equity securities on any national securities exchange, or the transfer of, or entering into a binding agreement with respect to, Voting Control over such share by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Section 5 of Article V:
(i)the granting of a revocable proxy to officers or directors of the Corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of shareholders;
(ii)entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with shareholders who are holders of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission (the “Commission”) or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;
(iii)entering into a voting trust, agreement or arrangement (with or without granting a proxy) pursuant to a written agreement to which the Corporation is a party;
(iv)the pledge of shares of Class B Common Stock by a shareholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such shareholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee (including the exercise of any proxy authority granted pursuant to such pledge) shall constitute a Transfer unless such foreclosure or similar action qualifies as a Permitted Transfer;
(v)the fact that, as of the Effective Date or at any time after the Effective Date, the spouse of any holder of Class B Common Stock possesses or obtains an interest in such holder’s shares of Class B Common Stock arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a Transfer of such shares of Class B Common Stock; provided that any transfer of shares by any holder of shares of Class B Common Stock to such holder’s spouse, including a transfer in connection with a divorce proceeding, domestic relations order or similar legal requirement, shall constitute a “Transfer” of such shares of Class B Common Stock unless otherwise exempt from the definition of Transfer;
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(vi)entering into a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with a broker or other nominee; provided, however, that a sale of such shares of Class B Common Stock pursuant to such plan shall constitute a “Transfer” at the time of such sale;
(vii)any redemption, purchase or acquisition by the Corporation of a share of Class B Common Stock and any subsequent reissuance by the Corporation of such share; or
(viii)in connection with a merger or consolidation of the Corporation with or into any other entity, or in the case of any other transaction having an effect on shareholders substantially similar to that resulting from a merger or consolidation, that has been approved by the Board of Directors, the entering into a support, voting, tender or similar agreement or arrangement (in each case, with or without the grant of a proxy) that has also been approved by the Board of Directors.
A Transfer shall also be deemed to have occurred with respect to a share of Class B Common Stock beneficially held by (i) an entity that is a Permitted Entity, Permitted Foundation or Permitted IRA, if there occurs any act or circumstance that causes such entity to no longer be a Permitted Entity (including on account of operation of provisions commonly referred to as “common disaster,” “remote contingent disposition” or “ultimate contingent disposition” provisions or similar provisions to the current benefit of beneficiaries designated therein, unless, for the avoidance of doubt, such beneficiaries are solely (1) the Qualified Shareholder of such Permitted Entity, (2) one or more Family Members of the Qualified Shareholder of such Permitted Entity, (3) one or more Permitted Foundations of the Qualified Shareholder of such Permitted Entity, and/or (4) any other Permitted Entity of the Qualified Shareholder of such Permitted Entity), Permitted Foundation or Permitted IRA or (ii) an entity that is a Qualified Shareholder, if, in either case, there occurs a Transfer on a cumulative basis, from and after the Effective Date, of a majority of the voting power of the voting securities or securities that otherwise entitle a party to elect a majority of the members of the board of directors or governing body, of such entity or any direct or indirect Parent of such entity, other than a Transfer to parties that are, as of the Effective Date, holders of voting securities of any such entity or Parent of such entity.
(s)“Voting Control” shall mean, with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.
6.Status of Converted Stock. In the event any shares of Class B Common Stock are converted into shares of Class A Common Stock pursuant to this Article V, the shares of Class B Common Stock so converted shall be retired and shall not be reissued by the Corporation.
7.Effect of Conversion on Payment of Dividends. Notwithstanding anything to the contrary in Sections 1, 2 or 3 of this Article V, if the date on which any share of Class B Common Stock is converted into Class A Common Stock pursuant to the provisions of Sections 1, 2 or 3 of this Article V occurs after the record date for the determination of the holders of Class B Common Stock entitled to receive any dividend or distribution to be paid on the shares of Class B Common Stock, the holder of such shares of Class B Common Stock as of such record date will be entitled to receive such dividend or distribution on such payment date; provided, that, notwithstanding any other provision of this Certificate of Formation, to the extent that any such dividend or distribution is payable in shares of Class B Common Stock, such shares of Class B Common Stock shall automatically be converted to Class A Common Stock, on a one to one basis.
8.Reservation. The Corporation shall at all times reserve and keep available, out of its authorized and unissued shares of Class A Common Stock, solely for the purpose of effecting conversions of shares of Class B Common Stock into Class A Common Stock, such number of duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock. If at any time the number of authorized and unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock, the Corporation shall promptly take such corporate action as may be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, obtaining the requisite shareholder approval of any necessary amendment to this Certificate of Formation. All shares of Class A Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and non-assessable shares. The Corporation shall take all such action as may be necessary to ensure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or regulation.
9.Determinations by the Board of Directors. In case of an ambiguity in the application of any provision set forth in this Article V or in the meaning of any term or definition set forth in this Article V, the Board of Directors, or a committee thereof, shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors (or a committee thereof, as applicable) in accordance with the preceding sentence shall be conclusive and binding on the shareholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors (or a committee thereof, as applicable), and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
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ARTICLE VI: AMENDMENT OF BYLAWS
The Board of Directors shall have the power to adopt, amend or repeal the Bylaws. Any adoption, amendment or repeal of the Bylaws by the Board of Directors shall require the approval of a majority of the Whole Board; provided, however, that during the period commencing immediately following a Staggered Board Start Date and ending upon the next Staggered Board End Date, the affirmative vote of all the directors then in office shall be required for the Board to amend or adopt a provision inconsistent with Section 1.12.1(a) or Section 1.12.3 of Article I of the Bylaws. For purposes of this Certificate of Formation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The shareholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, notwithstanding any other provision of this Certificate of Formation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Formation, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required for the shareholders to adopt, amend or repeal any provision of the Bylaws, provided, further, that, in the case of any proposed adoption, amendment or repeal of any provisions of the Bylaws that is approved by at least two-thirds (2/3) of the Whole Board and submitted to the shareholders for adoption thereby, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to adopt, amend or repeal any such provision of the Bylaws. Notwithstanding the foregoing, but in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Formation, during the period commencing immediately following a Staggered Board End Date and ending upon the next Staggered Board Start Date contemplated by clause (ii) of the definition thereof (if any), the shareholders shall have the power to adopt, amend or repeal any provision of the Bylaws pursuant to the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class.
ARTICLE VII: MATTERS RELATING TO THE BOARD OF DIRECTORS
1.Director Powers. Except as otherwise provided by the TBOC or this Certificate of Formation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
2.Initial Directors. The number of directors constituting the initial Board of Directors is ten (10) and their names and addresses are as follows:

Name	Address
1. Brian Armstrong	One Madison Avenue, Suite 2400, New York NY 10010
2. Marc L. Andreessen	One Madison Avenue, Suite 2400, New York NY 10010
3. Paul Clement	One Madison Avenue, Suite 2400, New York NY 10010
4. Christa Davies	One Madison Avenue, Suite 2400, New York NY 10010
5. Frederick Ernest Ehrsam III	One Madison Avenue, Suite 2400, New York NY 10010
6. Kelly A. Kramer	One Madison Avenue, Suite 2400, New York NY 10010
7. Chris Lehane	One Madison Avenue, Suite 2400, New York NY 10010
8. Tobias Lütke	One Madison Avenue, Suite 2400, New York NY 10010
9. Gokul Rajaram	One Madison Avenue, Suite 2400, New York NY 10010
10. Fred Wilson	One Madison Avenue, Suite 2400, New York NY 10010
3.Terms; Removal; Number of Directors; Vacancies and Newly Created Directorships.
3.1.Effective upon each Staggered Board Start Date, the Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III, respectively. The terms of office of the directors serving in the inaugural classes of Class I, Class II and Class III, respectively, shall expire at the first, second and third annual meetings of shareholders, respectively, held after such effectiveness, and their successors shall be elected for a term expiring at the third annual meeting following their election, subject to the other provisions of this Article VII. In connection with any Staggered Board Start Date, the Board of Directors is authorized to assign directors already in office to one of the three classes, with such assignment effective at such time as the division of the Board of Directors into classes becomes effective pursuant to this paragraph.
3.2.Effective upon a Staggered Board End Date, the division of the directors into three classes shall terminate, provided that directors elected to three-year terms before such termination shall serve the remainder of the terms to which they were elected. Directors elected at an annual meeting of shareholders held
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after a Staggered Board End Date and before a subsequent Staggered Board Start Date shall be elected at such meeting for a term expiring at the next annual meeting of shareholders following their election.
3.3.Except in the event of a removal with or without cause, as applicable, in no event shall the term of any director be shortened by the occurrence of a Staggered Board Start Date or a Staggered Board End Date. For the avoidance of doubt, each of a Staggered Board Start Date and a Staggered Board End Date may occur more than once.
3.4.“Staggered Board End Date” shall mean each of (i) the effectiveness of the initial filing of this Certificate of Formation with the Texas Secretary of State and (ii) the close of business on the first date, after a Staggered Board Start Date, that the Corporation certifies upon the direction of the Board of Directors acting in good faith that the Founder and his Permitted Entities, Permitted Foundations, Permitted IRAs and Permitted Transferees hold directly or indirectly (in street name and as holders of record) a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors.
3.5.“Staggered Board Start Date” shall mean following any Staggered Board End Date, the close of business on the twentieth (20th) business day after the Corporation certifies upon the direction of the Board of Directors acting in good faith that the Founder and his Permitted Entities, Permitted Foundations, Permitted IRAs and Permitted Transferees cease to hold directly or indirectly (in street name and as holders of record) a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors.
3.6.Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission.
3.7.Directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class; provided that directors may be removed with or without cause by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting as a single class, during the period commencing immediately after a Staggered Board End Date and ending upon the next Staggered Board Start Date (if any).
3.8.The total number of directors constituting the Whole Board shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any director.
3.9.Any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors may be filled in any manner permitted by the TBOC, including by (a) a majority of the remaining directors then in office, although less than a quorum, or (b) the sole remaining director, in each case to the extent permitted by the TBOC. Any director elected to fill a vacancy in accordance with the preceding sentence shall hold office for the remainder of the unexpired term of the director’s predecessor; provided, however, that a director appointed by the Board of Directors to fill a vacancy resulting from an increase in the number of directors shall serve only until the next election of one or more directors by the shareholders at an annual or special meeting of shareholders or until such director’s earlier death, resignation, disqualification or removal. If a director is appointed by the Board of Directors to fill a vacancy created by the increase in the number of directors and the director was assigned to a class of the Board of Directors that is not otherwise up for re-election at the next annual or special meeting of shareholders, then at such shareholders’ meeting the director shall be included in the slate of nominees for election as directors at such meeting to serve for the remaining term associated with the class that the director was assigned by the Board of Directors. Notwithstanding the first sentence of this Section 3.9 of this Article VII, during the period commencing immediately following a Staggered Board Start Date and ending upon the next Staggered Board End Date, a vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, if filled by the Board of Directors, must be approved by the affirmative vote of all of the directors then in office.
3.10.The foregoing provisions of this Section 3 of Article VII shall not apply to any directorship elected separately by one or more classes or series of Common Stock or Preferred Stock hereinafter designated pursuant to Article IV, Section 2.1 unless the terms of such designation so provide.
3.11.In case of an ambiguity in the application of any provision set forth in this Section 3 of Article VII or in the meaning of any term or definition set forth in this Section 3 of Article VII (including any such term used in any other provision of this Certificate of Formation), the Board of Directors, or a committee thereof, shall have the power, in its sole discretion, to determine the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors (or a committee thereof, as applicable) in accordance with the preceding sentence shall be conclusive and binding on the shareholders of the Corporation. Such determination shall be evidenced in a writing adopted
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by the Board of Directors (or a committee thereof, as applicable), and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.
4.Vote by Ballot. Election of directors need not be by written ballot unless the Bylaws shall so provide.
ARTICLE VIII: DIRECTOR AND OFFICER LIABILITY
1.Limitation of Liability. To the fullest extent permitted by law, no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, unless such director or officer is found liable for (1) a breach of the director or officer’s duty of loyalty to the Corporation or its shareholders, (2) an act or omission not in good faith that (a) constitutes a breach of duty of the director or officer to the Corporation or (b) involves intentional misconduct or a knowing violation of law, (3) a transaction from which the director or officer received an improper personal benefit, or (4) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute. Without limiting the effect of the preceding sentence, if the TBOC is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended.
2.Change in Rights. Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Certificate of Formation inconsistent with this Article VIII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
ARTICLE IX: MATTERS RELATING TO SHAREHOLDERS
1.Action by Written Consent of Shareholders. Subject to the preferential or other rights of any holders of Common Stock or Preferred Stock then outstanding, any action required or permitted to be taken at any meeting of the shareholders of the Corporation, may be taken without a meeting if holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, consent thereto in writing or by electronic transmission; provided, however, that during the period commencing immediately following a Staggered Board Start Date and ending upon the next Staggered Board End Date, any action by written consent may only be taken if such written consent is signed by the holders of all then-outstanding shares entitled to vote on such action.
2.Special Meeting of Shareholders. Special meetings of the shareholders of the Corporation may be called only by the Chairperson of the Board, the Chief Executive Officer, the President, the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, or the holders of not less than 50% (or the highest percentage of ownership that may be set under the TBOC) of the voting power of all of the Corporation’s then issued and outstanding shares of stock entitled to vote at such special meeting.
3.Advance Notice of Shareholder Nominations and Business Transacted at Special Meetings. Advance notice of shareholder nominations for the election of directors of the Corporation and of business to be brought by shareholders before any meeting of shareholders of the Corporation shall be given in the manner provided in the Bylaws. Business transacted at special meetings of shareholders shall be limited to the purpose or purposes stated in the notice of meeting.
ARTICLE X: SEVERABILITY
If any provision of this Certificate of Formation shall be held to be invalid, illegal, or unenforceable, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of this Certificate of Formation (including without limitation, all portions of any section of this Certificate of Formation containing any such provision held to be invalid, illegal, or unenforceable, which is not invalid, illegal, or unenforceable) shall remain in full force and effect.
ARTICLE XI: AMENDMENT OF CERTIFICATE OF FORMATION
1.General. The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Formation in the manner prescribed by the laws of the State of Texas and all rights conferred upon shareholders are granted subject to this reservation; provided, however, that, notwithstanding any provision of this Certificate of Formation (including any Certificate of Designation) or any provision of law that might otherwise permit a lesser vote or no vote (but subject to Section 2 of Article IV hereof), but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Certificate of Formation (including any Certificate of Designation), and subject to Sections 1 and 2.1 of Article IV, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, this Section 1 of this Article XI, Sections 1.2 and 2 of Article IV, or Article V, Article VI, Article VII, Article VIII, Article IX, Article X or Article XII (the “Specified Provisions”); provided, further,
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that if two-thirds (2/3) of the Whole Board has approved such amendment or repeal of, or any provision inconsistent with, the Specified Provisions, then only the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class (in addition to any other vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Formation, including any Certificate of Designation), shall be required to amend or repeal, or adopt any provision inconsistent with, the Specified Provisions. Notwithstanding the foregoing, prior to the Automatic Conversion, and in addition to any other vote required pursuant to this Article XI, the Corporation shall not amend or repeal, or adopt any provision inconsistent with, any provision of this Certificate of Formation relating to the voting, conversion or other rights, powers, preferences, privileges or restrictions of the Class B Common Stock, without the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of Class B Common Stock, voting separately as a single class.
2.Changes to or Inconsistent with Section 3 of Article IV. Notwithstanding any other provision of this Certificate of Formation (including any Certificate of Designation) or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Certificate of Formation (including any Certificate of Designation), the affirmative vote of the holders of Class A Common Stock representing at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of Class A Common Stock, voting separately as a single class, and the affirmative vote of the holders of Class B Common Stock representing at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of Class B Common Stock, voting as a separate class, shall be required to amend or repeal, or to adopt any provision inconsistent with, Section 3 of Article IV or this Section 2 of this Article XI.
ARTICLE XII: JURY TRIAL WAIVER
Unless the Corporation consents in writing to a jury trial, the Corporation and each shareholder, director, and officer of the Corporation hereby irrevocably and unconditionally waive any right that the Corporation or such person may have to a trial by jury in any legal action, proceeding, cause of action, counterclaim, cross-claim or third-party claim arising out of or relating to any “internal entity claim” as that term is defined in Section 2.115 of the TBOC, and each shareholder agrees that such shareholder’s holding or acquisition of shares of stock of the Corporation or, to the extent permitted by law, options or rights to acquire shares of stock of the Corporation following the adoption of this Certificate of Formation constitutes such shareholder’s intentional and knowing waiver of any right to trial by jury with respect to such claims.
***
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Appendix F
COINBASE GLOBAL, INC.
(a Texas corporation)
BYLAWS

As Effective ______, 2025

(ii)

(iii)

ARTICLE I. SHAREHOLDERS
Section 1.1Annual Meetings. If required by applicable law, an annual meeting of shareholders shall be held for the election of directors at such date and time as the Board of Directors (the “Board”) of Coinbase Global, Inc. (the “Corporation”) shall each year fix. The meeting may be held either at a place, within or without the State of Texas as permitted by the Texas Business Organizations Code (the “TBOC”), or by means of remote communication as the Board in its sole discretion may determine. Any proper business may be transacted at the annual meeting.
Section 1.2Special Meetings. Special meetings of shareholders for any purpose or purposes shall be called in the manner set forth in the Certificate of Formation of the Corporation (as the same may be amended and/or restated from time to time, the “Certificate of Formation”). The special meeting may be held either at a place, within or without the State of Texas, or by means of remote communication as the Board in its sole discretion may determine. Business transacted at any special meeting of shareholders shall be limited to matters relating to the purpose or purposes stated in the notice of the meeting.
Section 1.3Notice of Meetings. Notice of all meetings of shareholders shall be given in accordance with applicable law (including, without limitation, as set forth in Section 7.1 of these Bylaws) stating the date, time and place, if any, of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, in case of a meeting held by remote communication, information on how to access the list of shareholders entitled to vote at the meeting, and the record date for determining the shareholders entitled to vote at the meeting (if such date is different from the record date for determining the shareholders entitled to notice of the meeting). In the case of a special meeting, such notice shall also set forth the purpose or purposes for which the meeting is called. Unless otherwise required by applicable law or the Certificate of Formation, notice of any meeting of shareholders shall be given not less than ten (10), nor more than sixty (60), days before the date of the meeting to each shareholder of record entitled to vote at such meeting as of the record date for determining the shareholders entitled to notice of the meeting.
Section 1.4Adjournments. Notwithstanding Section 1.5 of these Bylaws, the chairperson of the meeting shall have the power to adjourn the meeting to another time, date and place (if any) regardless of whether a quorum is present, at any time and for any reason. Any meeting of shareholders, annual or special, may be adjourned from time to time (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), and notice need not be given of any such adjourned meeting if the time, date and place (if any) thereof and the means of remote communication (if any) by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable shareholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with Section 21.353 of the TBOC, provided, however, that if the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If, after the adjournment, a new record date for determination of shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix as the record date for determining shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each shareholder of record as of the record date so fixed for notice of such adjourned meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. To the fullest extent permitted by law, if a quorum is present at the original meeting, it shall also be deemed present at the adjourned meeting. To the fullest extent permitted by law, the Board may postpone, reschedule or cancel at any time and for any reason any previously scheduled special or annual meeting of shareholders before it (or any adjournment) is to be held, regardless of whether any notice or public disclosure with respect to any such meeting (or adjournment) has been sent or made pursuant to Section 1.3 hereof or otherwise, in which case notice shall be provided to the shareholders of the new date, time and place, if any, of the meeting as provided in Section 1.3 above.
Section 1.5Quorum. Except as otherwise required by applicable law or provided by the Certificate of Formation or these Bylaws, at each meeting of shareholders the holders of a majority of the voting power of the shares of stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or classes or series of stock is required by applicable law or the Certificate of Formation, the holders of a majority of the voting power of the shares of such class or classes or series of the stock issued and outstanding and entitled to vote on such matter, present in person or represented by proxy at the meeting, shall constitute a quorum entitled to take action with respect to the vote on such matter. If a quorum shall fail to attend any meeting, the chairperson of the meeting or, if directed to be voted on by the chairperson of the meeting, the holders of a majority of the voting power of the shares entitled to vote who are present in person or represented by proxy at the meeting may adjourn the meeting. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum, including, to the fullest extent permitted by law, at any adjournment thereof (unless a new record date is fixed for the adjourned meeting).
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Section 1.6Organization. Meetings of shareholders shall be presided over by (a) such person as the Board may designate, or (b) in the absence of such a person, the Chairperson of the Board, or (c) in the absence of such person, the Lead Independent Director, or, (d) in the absence of such person, the Chief Executive Officer of the Corporation, or (e) in the absence of such person, the President of the Corporation, or (f) in the absence of such person, by a Vice President. The Secretary of the Corporation shall act as secretary of the meeting, but in such person’s absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.
Section 1.7Voting; Proxies. Each shareholder of record entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy. Such a proxy may be prepared, transmitted and delivered in any manner permitted by applicable law. Except as may be required in the Certificate of Formation, directors shall be elected by a plurality of the votes cast by the holders of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. At all meetings of shareholders at which a quorum is present, unless a different or minimum vote is required by applicable law, rule or regulation applicable to the Corporation or its securities, the rules or regulations of any stock exchange applicable to the Corporation, the Certificate of Formation or these Bylaws, in which case such different or minimum vote shall be the applicable vote on the matter, every matter other than the election of directors shall be decided by the affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or represented by proxy at the meeting and are voted for or against the matter (or if there are two or more classes or series of stock entitled to vote as separate classes, then in the case of each class or series, the holders of a majority of the voting power of the shares of stock of that class or series present in person or represented by proxy at the meeting voting for or against such matter).
Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board.
Section 1.8Fixing Date for Determination of Shareholders of Record. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at 5:00 p.m. Eastern Time on the day next preceding the day on which notice is given, or, if notice is waived, at 5:00 p.m. Eastern Time on the day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of shareholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance herewith at the adjourned meeting.
In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which shall not be more than sixty (60) days prior to such action. If no such record date is fixed by the Board, then the record date for determining shareholders for any such purpose shall be at 5:00 p.m. Eastern Time on the day on which the Board adopts the resolution relating thereto.
Section 1.9List of Shareholders Entitled to Vote. The Corporation shall prepare, no later than the eleventh (11th) day before each meeting of shareholders, a complete list of shareholders entitled to vote at the meeting, and such other information required by the TBOC, arranged in alphabetical order and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Nothing herein shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be kept on file at the registered office or principal executive office of the Corporation, and shall be open to the examination of any shareholder, for any purpose germane to the meeting, for a period of ten (10) days ending on the day before the meeting date in accordance with Section 21.372 of the TBOC. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the shareholders entitled to examine the list of shareholders required by this Section 1.9 or to vote in person or by proxy at any meeting of shareholders. Notwithstanding the foregoing, the Corporation may maintain and authorize examination of the list of shareholders in any manner expressly permitted by the TBOC at the time.
Section 1.10Inspectors of Elections.
1.10.1Applicability. Unless otherwise required by the Certificate of Formation or by applicable law, the following provisions of this Section 1.10 shall apply only if and when the Corporation has a class of voting stock
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that is: (a) listed on a national securities exchange; (b) authorized for quotation on an interdealer quotation system of a registered national securities association; or (c) held of record by more than two thousand (2,000) shareholders. In all other cases, observance of the provisions of this Section 1.10 shall be optional, and at the discretion of the Board.
1.10.2Appointment. The Corporation shall, in advance of any meeting of shareholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of shareholders, the chairperson of the meeting shall appoint one or more inspectors to act at the meeting.
1.10.3Inspector’s Oath. Each inspector of election, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability.
1.10.4Duties of Inspectors. At a meeting of shareholders, the inspectors of election shall (a) ascertain the number of shares outstanding and the voting power of each share, (b) determine the shares represented at a meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.
1.10.5Opening and Closing of Polls. The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Business Court (as defined below) upon application by a shareholder shall determine otherwise.
1.10.6Determinations. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Sections 21.354(a-1) or 21.367 of the TBOC, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the shareholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification of their determinations pursuant to this Section 1.10 shall specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.
Section 1.11Conduct of Meetings. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairperson of any meeting of shareholders shall have the right and authority to convene and (for any reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairperson of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to shareholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairperson of the meeting or the Board shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time (if any) allotted to questions or comments by participants; (vi) restricting the use of audio/video recording devices and cell phones; (vii) complying with any state and local laws and regulations concerning safety and security; (viii) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting; and (ix) any additional attendance or other procedures or requirements for proponents submitting a proposal pursuant to Rule 14a-8 promulgated under the Exchange Act (defined below). The chairperson of any meeting of shareholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such chairperson should so determine, such chairperson shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the chairperson of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 1.12Notice of Shareholder Business; Nominations.
1.12.1Annual Meeting of Shareholders.
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(a)Nominations of persons for election to the Board and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders only: (i) pursuant to the Corporation’s notice of such meeting (or any supplement thereto), (ii) by or at the direction of the Board or any committee thereof, or (iii) by any shareholder of the Corporation who was a shareholder of record at the time of giving of the notice provided for in this Section 1.12 (the “Record Shareholder”), who is entitled to vote at such meeting and who complies with the notice and other procedures set forth in this Section 1.12 in all applicable respects. For the avoidance of doubt, the foregoing clause (iii) shall be the exclusive means for a shareholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)), at an annual meeting of shareholders, and such shareholder must fully comply with the notice and other procedures set forth in this Section 1.12 to bring such nominations or other business properly before an annual meeting. During the period commencing immediately following a Staggered Board Start Date (as defined in the Certificate of Formation) and ending upon the next Staggered Board End Date (as defined in the Certificate of Formation), a nomination made pursuant to the Corporation’s notice of meeting (or any supplement thereto) pursuant to the foregoing clause (i) or a nomination made by or at the direction of the Board or a committee thereof pursuant to the foregoing clause (ii), in each case, must be approved by the affirmative vote of all of the directors then in office.
(b)For nominations or other business to be properly brought before an annual meeting by a Record Shareholder pursuant to Section 1.12.1(a):
(i)the Record Shareholder must have given timely notice thereof to the Corporation in the manner contemplated by Section 1.13 of Article I hereof and have provided any updates or supplements to such notice at the times and in the forms required by this Section 1.12;
(ii)such other business (other than the nomination of persons for election to the Board) must otherwise be a proper matter for shareholder action;
(iii)(A) if the Proposing Person (as defined below) has provided the Corporation with a Solicitation Notice (as defined below) in the case of a proposal other than the nomination of persons for election to the Board, such Proposing Person must have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal and must have included in such materials the Solicitation Notice, or (B) if the Proposing Person has delivered a notice of nomination or nominations, such Proposing Person must certify to the Corporation in writing, that it has complied with and will comply with the requirements of Rule 14a-19 promulgated under the Exchange Act, if applicable, and the Proposing Person shall deliver, no later than five (5) business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof, reasonable evidence that it has complied with such requirements (and for the avoidance of doubt any such nominee shall be disqualified from standing for election or re-election if the Proposing Person fails to deliver a proxy statement in a manner consistent with such Proposing Person’s Solicitation Notice); and
(iv)in the case of a proposal other than the nomination of persons for election to the Board, if no Solicitation Notice relating thereto has been timely provided pursuant to this Section 1.12, the Proposing Person proposing such business must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 1.12.
To be timely, (i) a Record Shareholder’s notice must be delivered to the Corporation in the manner contemplated by Section 1.13 of Article I hereof not later than 5:00 p.m. Eastern Time on the ninetieth (90th) day nor earlier than 5:00 p.m. Eastern Time on the one hundred and twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the Record Shareholder to be timely must be so delivered (A) no earlier than 5:00 p.m. Eastern Time on the one hundred and twentieth (120th) day prior to such annual meeting and (B) no later than 5:00 p.m. Eastern Time on the later of the ninetieth (90th) day prior to such annual meeting or 5:00 p.m. Eastern Time on the tenth (10th) day following the day on which Public Announcement (as defined below) of the date of such meeting is first made by the Corporation, (ii) in the case of a proposal for the nomination of persons for election to the Board, the Record Shareholder shall have complied in all respects with the requirements of Section 14 of the Exchange Act, including, without limitation, if applicable, the requirements of Rule 14a-19 (as such rule and regulations may be amended from time to time by the Securities and Exchange Commission, including any Securities and Exchange Commission Staff interpretations relating thereto) and (iii) in the case of a proposal for the nomination of persons for election to the Board, the Board or an executive officer designated thereby shall have determined that the Record Shareholder has satisfied the requirements of this Section 1.12. In no event shall an adjournment, postponement or rescheduling (or the Public Announcement thereof) of an annual meeting for which notice has been given or a Public Announcement of the meeting date has been made commence a new time period (or extend any time period) for providing the Record Shareholder’s notice. Notwithstanding anything in this Section 1.12.1 to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is increased and there is no Public Announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least ten (10) days prior to the last day a shareholder may deliver a notice in accordance with the
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first sentence of this paragraph, a shareholder’s notice required by this Section 1.12.1 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporation in the manner contemplated by Section 1.13 of Article I hereof not later than the close of business on the tenth (10th) day following the day on which such Public Announcement is first made by the Corporation.
(c)As to each person whom the Record Shareholder proposes to nominate for election or reelection as a director, in addition to the matters set forth in paragraph (e) below, such Record Shareholder’s notice shall set forth:
(i)the name, age, business address and residence address of such person;
(ii)the principal occupation or employment of such nominee;
(iii)the class, series and number of any shares of stock of the Corporation that are beneficially owned or owned of record by such person or any Associated Person (as defined in Section 1.12.4(c));
(iv)the date or dates such shares were acquired and the investment intent of such acquisition;
(v)all other information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or would be otherwise required, in each case pursuant to and in accordance with Section 14(a) (or any successor provision) under the Exchange Act and the rules and regulations thereunder;
(vi)such person’s consent (A) to being named in the Corporation’s proxy statement as a nominee in any proxy materials relating to the Corporation’s next meeting, (B) to the public disclosure of information regarding or related to such person provided to the Corporation by such person or otherwise pursuant to this Section 1.12 and (C) to serving as a director, if elected;
(vii)whether such person meets the independence requirements of the stock exchange upon which the Corporation’s Class A Common Stock is primarily traded;
(viii)a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such Proposing Person or any of its respective affiliates and associates, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Proposing Person or any of its respective affiliates and associates were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;
(ix)a description of any position of such person as an officer or director of any Competitor (as defined below) within the three years preceding the submission of the notice;
(x)a description of any business or personal interests that could place such person in a potential conflict of interest with the Corporation or any of its subsidiaries; and
(xi)all completed and signed questionnaires, and the representation and agreement, required by Section 1.12.2 of these Bylaws.
The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules.
(d)As to any business other than the nomination of a director or directors that the Record Shareholder proposes to bring before the meeting, in addition to the matters set forth in paragraph (e) below, such Record Shareholder’s notice shall set forth:
(i)a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the text of the proposed amendment), the reasons for conducting such business at the meeting and any material interest or substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such Proposing Person, including any anticipated benefit to any Proposing Person therefrom; and
(ii)a description of all agreements, arrangements and understandings between or among any such Proposing Person and any of its respective affiliates or associates, on the one hand, and any other person or persons, on the other hand, (including their names) in connection with the proposal of such business by such Proposing Person;
(e)As to each Proposing Person giving the notice, such Record Shareholder’s notice shall set forth:
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(i)the current name and address of such Proposing Person, including, if applicable, their name and address as they appear on the Corporation’s stock ledger, if different;
(ii)(A) the class or series and number of shares of stock of the Corporation that are directly or indirectly owned of record or beneficially owned by such Proposing Person, including any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, and (B) a certification regarding whether such Proposing Person, if any, has complied with all applicable federal, state and other legal requirements in connection with such Proposing Person’s acquisition of shares of capital stock or other securities of the Corporation and/or such Proposing Person’s acts or omissions as a shareholder of the Corporation;
(iii)whether and the extent to which (A) any derivative interest in the Corporation’s equity securities (including without limitation any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of the Corporation or otherwise, and any cash-settled equity swap, total return swap, synthetic equity position or similar derivative arrangement (any of the foregoing, a “Derivative Instrument”), as well as any rights to dividends on the shares of any class or series of shares of the Corporation that are separated or separable from the underlying shares of the Corporation) or (B) any short interest in any security of the Corporation (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any increase or decrease in the value of the subject security, including through performance-related fees), including without limitation whether and the extent to which any ongoing hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including without limitation any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such Proposing Person with respect to any share of stock of the Corporation (any of the foregoing, a “Short Interest”) is held directly or indirectly by or for the benefit of such Proposing Person;
(iv)any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Proposing Person or any of its respective affiliates or associates is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;
(v)any direct or indirect material interest in any material contract or agreement with the Corporation, any affiliate of the Corporation or any Competitor (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement);
(vi)any significant equity interests or any Derivative Instruments or Short Interests in any Competitor held by such Proposing Person and/or any of its respective affiliates or associates;
(vii)any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any Competitor, on the other hand;
(viii)all information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) or an amendment pursuant to Rule 13d-2(a) if such a statement were required to be filed under the Exchange Act and the rules and regulations promulgated thereunder by such Proposing Person and/or any of its respective affiliates or associates;
(ix)any other information relating to such Proposing Person that would be required to be disclosed in proxy materials or other filings required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business or nomination proposed to be brought before the meeting pursuant to Section 14(a) (or any successor provision) under the Exchange Act and the rules and regulations thereunder;
(x)such Proposing Person’s consent to the public disclosure of information provided to the Corporation pursuant to this Section 1.12;
(xi)a complete description of any agreement, arrangement or understanding (whether oral or in writing) (including any knowledge that another person or entity is Acting in Concert (as defined in Section 1.12.4(c)) with such Proposing Person) between or among such Proposing Person, any of its respective affiliates or associates and any other person (including their names) with respect to the nomination or other business;
(xii)a representation that the Record Shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person (including virtually in the case of a meeting conducted solely by means of remote communication) or by proxy at the meeting to propose such business or nomination;
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(xiii)in the case of a proposal other than the nomination of persons for election to the Board, a representation whether such Proposing Person intends (or is part of a group that intends) to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal (an affirmative statement of such intent being a “Solicitation Notice”);
(xiv)in the case of a nomination or nominations, a representation that such Proposing Person intends to solicit the holders of shares representing at least 67% of the voting power of the shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19, and the name of each participant (as defined in Item 4 of Exchange Act Schedule 14A) in such solicitation;
(xv)a complete and accurate description of any pending or, to such Proposing Person’s knowledge, threatened legal proceeding in which such Proposing Person is a party or participant involving the Corporation or, to such Proposing Person’s knowledge, any current or former officer, director, affiliate or associate of the Corporation; and
(xvi)any proxy, contract, arrangement, or relationship pursuant to which the Proposing Person has a right to vote, directly or indirectly, any shares of any security of the Corporation.
The disclosures to be made pursuant to the foregoing clauses (ii), (iii), (iv) and (vi) shall not include any information with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.
(f)A Record Shareholder providing notice required by this Section 1.12 shall update such notice, and any other information provided to the Corporation, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for determining the shareholders entitled to notice of the meeting and (ii) 5:00 p.m. Eastern Time on the tenth (10th) business day prior to the meeting or any adjournment, postponement or rescheduling thereof. In the case of an update pursuant to clause (i) of the foregoing sentence, such update shall be delivered to the Corporation in the manner contemplated by Section 1.13 of Article I hereof not later than five (5) business days after the record date for determining the shareholders entitled to notice of the meeting, and in the case of an update and supplement pursuant to clause (ii) of the foregoing sentence, such update and supplement shall be delivered to the Corporation in the manner contemplated by Section 1.13 of Article I hereof not later than eight (8) business days prior to the date for the meeting, and, if practicable, any adjournment, postponement or rescheduling thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed). Notwithstanding the foregoing, if a Proposing Person no longer plans to solicit proxies in accordance with its representation pursuant to Section 1.12.1(e)(xiv), the Record Shareholder shall inform the Corporation of this change by delivering notice to the Corporation in the manner contemplated by Section 1.13 of Article I hereof no later than two (2) business days after the occurrence of such change. A Record Shareholder shall also update its notice so that the information required by Section 1.21.1(e)(viii) is current through the date of the meeting or any adjournment, postponement, or rescheduling thereof, and such update shall be delivered to the Corporation in the manner contemplated by Section 1.13 of Article I hereof no later than two (2) business days after the occurrence of any material change to the information previously disclosed pursuant to Section 1.12.1(e)(viii). For the avoidance of doubt, the obligation to update as set forth in this paragraph shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a Record Shareholder, extend any applicable deadlines hereunder or enable or be deemed to permit a shareholder who has previously submitted notice hereunder to amend or update any proposal or nomination or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of the shareholders. If a Record Shareholder providing notice required by this Section 1.12 fails to provide any update in accordance with this Section 1.12, the information as to which such update relates may be deemed not to have been provided in accordance with these Bylaws.
(g)If any information submitted pursuant to this Section 1.12 is inaccurate or incomplete in any material respect (as determined by the Board or a committee thereof), such information shall be deemed not to have been provided in accordance with these Bylaws. A Record Shareholder shall notify the Corporation in the manner contemplated by Section 1.13 of Article I hereof of any inaccuracy or change in any information submitted within two (2) business days after becoming aware of such inaccuracy or change, and any such notification shall clearly identify the inaccuracy or change, it being understood that no such notification will cure any deficiencies or inaccuracies with respect to any prior submission by such Record Shareholder.
Upon request of the Secretary on behalf of the Board (or a duly authorized committee thereof), the Record Shareholder shall provide, within seven (7) business days after delivery of such request (or such longer period as may be specified in such request), (1) written verification, reasonably satisfactory to the Board, any committee thereof, or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted and (2) a written affirmation of any information submitted as of an earlier date. If the Record Shareholder fails to provide such written verification or affirmation within such period, the information as to which written verification or affirmation was requested may be deemed not to have been provided in accordance with these Bylaws.
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(h)Notwithstanding anything in Section 1.12 or any other provision of the Bylaws to the contrary, any person who has been determined by a majority of the Whole Board to have violated Section 2.11 of these Bylaws or a Board Confidentiality Policy (as defined below) while serving as a director of the Corporation in the preceding five (5) years shall be ineligible to be nominated to serve as a member of the Board, absent a prior waiver for such nomination approved by two-thirds of the Whole Board.
1.12.2Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee of any shareholder for election or reelection as a director of the Corporation, the person proposed to be nominated must deliver (in accordance with the time periods prescribed for delivery of notice under Section 1.12 of these Bylaws) to the Corporation in the manner contemplated by Section 1.13 of Article I hereof: (1) all completed and signed questionnaires prepared by the Corporation (including those questionnaires required of the Corporation’s directors and any other questionnaire the Corporation determines is necessary or advisable to ascertain the background of such nominee (or the background of any other person or entity on whose behalf, directly or indirectly, the nomination is being made) and to assess whether such nominee will satisfy any qualifications or requirements imposed by the Certificate of Formation or these Bylaws, any law, rule, regulation or listing standard that may be applicable to the Corporation, and the Corporation’s corporate governance policies and guidelines), which questionnaire(s) shall be provided by the Secretary of the Corporation within ten (10) days of a request made by a shareholder, which request must be delivered to the Corporation in the manner contemplated by Section 1.13 of Article I hereof, and (2) a signed representation and agreement (in the form available from the Secretary upon request, which request must be delivered to the Corporation in the manner contemplated by Section 1.13 of Article I hereof) that such person: (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any Compensation Arrangement (as defined below) that has not been disclosed therein, (c) if elected as a director of the Corporation, will comply with all informational and similar requirements of applicable insurance policies and laws and regulations in connection with service or action as a director of the Corporation, (d) if elected as a director of the Corporation, will comply with all corporate governance, conflict of interest, stock ownership requirements, confidentiality and trading policies and guidelines of the Corporation publicly disclosed from time to time, (e) if elected as a director of the Corporation, will act in the best interests of the Corporation and its shareholders and not in the interests of individual constituencies, (f) consents to being named as a nominee in any proxy materials relating to the Corporation’s next meeting and agrees to serve if elected as a director, (g) intends to serve as a director for the full term for which such individual is to stand for election, (h) represents and warrants that his or her candidacy or, if elected, Board membership would not violate applicable state or federal law, the Certificate of Formation, these Bylaws, or the rules of any stock exchange on which shares of the Corporation’s Class A Common Stock are traded, and (i) will provide facts, statements, and other information in all communications with the Corporation and its shareholders that are or will be true and correct in all material respects, and that do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.
1.12.3Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of such meeting. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of such meeting (a) by or at the direction of the Board or any committee thereof or (b) provided that the Board has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice of the special meeting, who shall be entitled to vote at the meeting and who complies with the notice and other procedures set forth in this Section 1.12.3 in all applicable respects. During the period commencing immediately following a Staggered Board Start Date and ending upon the next Staggered Board End Date, a nomination made by or at the direction of the Board or a committee thereof pursuant to the foregoing clause (a) must be approved by the affirmative vote of all of the directors then in office. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board, any such shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if (A) the shareholder’s notice required by Section 1.12.1(b) of these Bylaws shall be delivered to the Corporation in the manner contemplated by Section 1.13 of Article I hereof (i) no earlier than the one hundred and twentieth (120th) day prior to such special meeting and (ii) no later than 5:00 p.m. Eastern Time on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting, (B) the shareholder has complied in all respects with the requirements of Section 14 of the Exchange Act, including, without limitation, if applicable, the requirements of Rule 14a-19 (as such rule and regulations may be amended from time to time by the Securities and Exchange Commission, including any Securities and Exchange Staff interpretations relating thereto) and (C) the Board or an executive officer designated thereby has determined that the shareholder has satisfied the requirements of Section 1.12. In no event shall an adjournment, postponement or rescheduling (or the Public Announcement thereof) of a special meeting commence a new time period (or extend any time period) for providing such notice.
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1.12.4General.
(a)(i)        Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 1.12 shall be eligible to be elected at a meeting of shareholders and serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.12. The number of nominees a shareholder may nominate for election at a meeting of shareholders (or in the case of a Record Shareholder giving the notice on behalf of another Proposing Person, the number of nominees a shareholder may nominate for election at the meeting on behalf of such Proposing Person) shall not exceed the number of directors to be elected at such meeting. Except as otherwise provided by law or these Bylaws, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.12 (including satisfying the information requirements set forth herein with accurate and complete information) and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded (and any such nominee shall be disqualified), including that if a shareholder provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the Corporation of notices required thereunder in a timely manner, then the Corporation shall disregard any proxies or votes solicited for such shareholder’s director nominees (and any such nominee shall be disqualified). Notwithstanding the foregoing provisions of this Section 1.12, unless otherwise required by law or otherwise determined by the chairperson of the meeting or the Board of Directors, if the shareholder (or a Qualified Representative of the shareholder (as defined below)) does not appear at the annual or special meeting of shareholders of the Corporation to present a nomination or proposed business (whether pursuant to the requirements of these Bylaws or in accordance with Rule 14a-8 under the Exchange Act), such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. If a shareholder has given timely notice as required herein to make a nomination or bring a proposal of other business before any annual or special meeting of shareholders of the Corporation and intends to authorize a Qualified Representative to act for such shareholder as a proxy to present the nomination or proposal at such meeting, the shareholder shall give notice of such authorization to the Corporation in the manner contemplated by Section 1.13 of Article I hereof not less than three (3) business days before the date of such meeting, including the name and contact information for such person. Notwithstanding the foregoing provisions of Section 1.12, unless otherwise required by law, no shareholder shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such shareholder has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder in a timely manner.
(ii)The Board may request that any Proposing Person, and any proposed nominee of such Proposing Person, furnish such additional information as may be reasonably required by the Board. Such Proposing Person and/or proposed nominee thereof shall provide such additional information within ten (10) days after it has been requested by the Board. The Board may require any such proposed nominee to submit to interviews with the Board or any committee thereof, and such proposed nominee shall make themself available for any such interviews within no less than ten (10) business days following the date of such request.
(b)Notwithstanding the foregoing provisions of this Section 1.12, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein, for the avoidance of doubt including, but not limited to, Rule 14a-19 of the Exchange Act. Nothing in this Section 1.12 shall be deemed to affect any rights of (a) shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) the holders of any series of Common Stock or Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Formation.
(c)For purposes of these Bylaws the following definitions shall apply:
(A)a person shall be deemed to be “Acting in Concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or toward a common goal relating to the management, governance or control of the Corporation in substantial parallel with, such other person where (1) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (2) at least one additional factor suggests that such persons intend to act in concert or in substantial parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions or making or soliciting invitations to act in concert or in substantial parallel; provided that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) (or any successor provision) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person;
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(B)“affiliate” and “associate” shall have the meanings ascribed thereto in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”); provided, however, that the term “partner” as used in the definition of “associate” shall not include any limited partner that is not involved in the management of the relevant partnership;
(C)“Associated Person” shall mean with respect to any subject shareholder or other person (including any proposed nominee) (1) any person directly or indirectly controlling, controlled by or under common control with such shareholder or other person, (2) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such shareholder or other person, (3) any associate of such shareholder or other person, and (4) any person directly or indirectly controlling, controlled by or under common control or Acting in Concert with any such Associated Person;
(D)“Compensation Arrangement” shall mean any direct or indirect compensatory payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation, including any agreement, arrangement or understanding with respect to any direct or indirect compensation, reimbursement or indemnification in connection with candidacy, nomination, service or action as a nominee or as a director of the Corporation;
(E)“Competitor” shall mean any entity that provides products or services that compete with or are alternatives to the principal products produced or services provided by the Corporation or its affiliates;
(F)“Proposing Person” shall mean (1) the Record Shareholder providing the notice of business proposed to be brought before an annual meeting or nomination of persons for election to the Board at a shareholder meeting, (2) the beneficial owner or beneficial owners, if different, on whose behalf the notice of business proposed to be brought before the annual meeting or nomination of persons for election to the Board at a shareholder meeting is made, and (3) any Associated Person on whose behalf the notice of business proposed to be brought before the annual meeting or nomination of persons for election to the Board at a shareholder meeting is made;
(G)“Public Announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; and
(H)to be considered a “Qualified Representative” of a shareholder, a person must be a duly authorized officer, manager, trustee or partner of such shareholder or must be authorized by a writing executed by such shareholder (or an electronic transmission) delivered to the Corporation, in the manner contemplated by Section 1.13 of Article I hereof, prior to the making of such nomination or proposal at such meeting (and in any event not fewer than five days before the meeting) stating that such person is authorized by such shareholder to act for such shareholder as a proxy at the meeting of shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction thereof, at the meeting. The Secretary of the Corporation, or any other person who shall be appointed to serve as secretary of the meeting, may require, on behalf of the Corporation, reasonable and appropriate documentation to verify the status of a person purporting to be a “Qualified Representative” for purposes hereof.
Section 1.13Delivery to the Corporation. Whenever this Article I requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such delivery to the Corporation shall be effected only via electronic mail to the electronic mail address designated by the Corporation and disclosed in the Corporation’s proxy materials and/or identified on the Corporation’s investor relations website. For purposes of this Section 1.13, the term “electronic mail” shall mean an electronic transmission (as defined in Section1.002 of the TBOC) directed to the aforementioned electronic mail address.
ARTICLE II. BOARD OF DIRECTORS
Section 2.1Number; Qualifications. The total number of directors constituting the Whole Board shall be fixed from time to time in the manner set forth in the Certificate of Formation and the term “Whole Board” shall have the meaning specified in the Certificate of Formation. No decrease in the authorized number of directors constituting the Whole Board shall shorten the term of any incumbent director. Directors need not be shareholders of the Corporation.
Section 2.2Election; Resignation; Removal; Vacancies. Election of directors need not be by written ballot. Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is elected and qualified or until such director’s earlier death, resignation,
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disqualification or removal. Any director may resign by delivering a resignation in writing or by electronic transmission to the Corporation or to the Chairperson of the Board, the Chief Executive Officer, or the Secretary. Such resignation shall be effective upon delivery unless it is specified to be effective at a later time or upon the happening of an event. Subject to the special rights of holders of any series of Preferred Stock to elect directors, directors may be removed only as provided by the Certificate of Formation and applicable law. All vacancies occurring in the Board and any newly created directorships resulting from any increase in the authorized number of directors shall be filled in the manner set forth in the Certificate of Formation.
Section 2.3Regular Meetings. Regular meetings of the Board may be held at such places, within or without the State of Texas, and at such times as the Board may from time to time determine. Notice of regular meetings need not be given if the date, times and places thereof are fixed by resolution of the Board.
Section 2.4Special Meetings. Special meetings of the Board may be called by the Chairperson of the Board, the Chief Executive Officer, the Lead Independent Director or a majority of the members of the Board then in office and may be held at any time, date or place, within or without the State of Texas, as the person or persons calling the meeting shall fix. Notice of the time, date and place of such meeting shall be given, orally, in writing or by electronic transmission (including electronic mail), by or at the direction of the person or persons calling the meeting to all directors at least four (4) days before the meeting if the notice is mailed, or at least twenty-four (24) hours before the meeting if such notice is given by telephone, hand delivery or electronic mail or other means of electronic transmission; provided, however, that if, under the circumstances, the Chairperson of the Board, the Lead Independent Director or the Chief Executive Officer calling a special meeting deems that more immediate action is necessary or appropriate, notice may be delivered on the day of such special meeting. Unless otherwise indicated in the notice, any and all business may be transacted at a special meeting.
Section 2.5Remote Meetings Permitted. Members of the Board, or any committee of the Board, may participate in a meeting of the Board or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to conference telephone or other communications equipment shall constitute presence in person at such meeting.
Section 2.6Quorum; Vote Required for Action. At all meetings of the Board, a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time. Except as otherwise provided herein or in the Certificate of Formation, or required by law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.
Section 2.7Organization. Meetings of the Board shall be presided over by (a) the Chairperson of the Board, or (b) in the absence of such person, the Lead Independent Director, or (c) in such person’s absence, by the Chief Executive Officer, or (d) in such person’s absence, by a chairperson chosen by the Board at the meeting. The Secretary shall act as secretary of the meeting, but in such person’s absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.
Section 2.8Unanimous Action by Directors in Lieu of a Meeting. Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, the writing or writings or electronic transmission or transmissions shall be filed with the minutes of proceedings of the Board or committee, as applicable. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 2.9Powers. Except as otherwise provided by the Certificate of Formation or the TBOC, the business and affairs of the Corporation shall be managed by or under the direction of the Board.
Section 2.10Compensation of Directors. Members of the Board, as such, may receive, pursuant to a resolution of the Board, fees and other compensation for their services as directors, including without limitation their services as members of committees of the Board.
Section 2.11Confidentiality. Each director shall maintain the confidentiality of, and shall not share with any third party person or entity (including third parties that originally sponsored, nominated or designated such director (the “Sponsoring Party”)), any non-public information learned in their capacities as directors, including communications among Board members in their capacities as directors. The Board may adopt a board confidentiality policy further implementing and interpreting this bylaw (a “Board Confidentiality Policy”). All directors are required to comply with this bylaw and any such Board Confidentiality Policy unless such director or the Sponsoring Party for such director has entered into a specific written agreement with the Corporation, in either case as approved by the Board, providing otherwise with respect to such confidential information.
Section 2.12Emergency Bylaws. This Section 2.12 shall be operative during any emergency condition as contemplated by Subchapter F (Sections 3.251-3.255) of the TBOC (an “Emergency”), notwithstanding any different or conflicting provisions in these Bylaws, the Certificate of Formation or the TBOC. In the event of any Emergency, or other similar emergency condition, the director or directors in attendance at a
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meeting of the Board or a standing committee thereof shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board as they shall deem necessary and appropriate. In the event that no directors are able to attend a meeting of the Board or any committee thereof in an Emergency, then the Designated Officers in attendance shall serve as directors, or committee members, as the case may be, for the meeting and will have full powers to act as directors, or committee members, as the case may be, of the Corporation. Except as the Board may otherwise determine, during any Emergency, the Corporation and its directors and officers, may exercise any authority and take any action or measure contemplated by Subchapter F (Sections 3.251-3.255) of the TBOC. For purposes of this Section 2.12, the term “Designated Officer” means an officer identified on a numbered list of officers of the Corporation who shall be deemed to be, in the order in which they appear on the list up until a quorum is obtained, directors of the Corporation, or members of a committee of the Board, as the case may be, for purposes of obtaining a quorum during an Emergency, if a quorum of directors or committee members, as the case may be, cannot otherwise be obtained during such Emergency, which list of Designated Officers shall be approved by the Board from time to time but in any event prior to such time or times as an Emergency may have occurred.
Section 2.13Chairperson of the Board. The Board may, in its sole discretion, elect a chairperson of the Board. Subject to the provisions of Section 2.7 of these Bylaws, the Chairperson of the Board shall have the power to preside at all meetings of the Board and shall have such other powers and duties as provided in these Bylaws and as the Board may from time to time prescribe. The Chairperson of the Board may or may not be an officer of the Corporation.
Section 2.14Lead Independent Director. The Board may, in its discretion, elect a lead independent director from among its members that are Independent Directors (as defined below) (such director, the “Lead Independent Director”). The Lead Independent Director shall preside at all Board meetings at which the Chairperson of the Board is not present and shall exercise such other powers and duties as may from time to time be assigned to him or her by the Board or as prescribed by these Bylaws. For purposes of these Bylaws, “Independent Director” has the meaning ascribed to such term under the rules of the exchange upon which the Corporation’s Class A Common Stock is primarily traded.
ARTICLE III. COMMITTEES
Section 3.1Committees. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting of such committee who are not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in a resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving, adopting, or recommending to the shareholders any action or matter (other than the election or removal of members of the Board) that the TBOC expressly requires to be submitted to shareholders for approval or expressly prohibits being delegated to a committee, or (b) adopting, amending or repealing any bylaw of the Corporation.
Section 3.2Committee Rules. Each committee shall keep records of its proceedings and make such reports as the Board may from time to time request. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these Bylaws. Except as otherwise provided in the Certificate of Formation, these Bylaws or the resolution of the Board designating the committee, any committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and may delegate to any such subcommittee any or all of the powers and authority of the committee.
ARTICLE IV. OFFICERS
Section 4.1Generally. The officers of the Corporation shall consist of a Chief Executive Officer (who may be the Chairperson of the Board or the President), a President, a Secretary and a Treasurer and may consist of such other officers, including, without limitation, a Chief Financial Officer, and one or more Vice Presidents, as may from time to time be appointed by the Board. All officers shall be elected by the Board; provided, however, that the Board may empower the Chief Executive Officer of the Corporation to appoint any officer other than the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer. Except as otherwise provided by law, by the Certificate of Formation or these Bylaws, each officer shall hold office until such officer’s successor is duly elected and qualified or until such officer’s earlier resignation, death, disqualification or removal. Any number of offices may be held by the same person. Any officer may resign by delivering a resignation in writing or by electronic transmission to the Corporation or to the Chairperson of the Board, the Chief Executive Officer, or the Secretary. Such resignation shall be effective upon delivery unless it is specified to be effective at some later time
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or upon the happening of some later event. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board and the Board may, in its discretion, leave unfilled, for such period as it may determine, any offices. Each such successor shall hold office for the unexpired term of such officer’s predecessor and until a successor is duly elected and qualified or until such officer’s earlier resignation, death, disqualification or removal.
Section 4.2Chief Executive Officer. Subject to the control of the Board and such supervisory powers, if any, as may be given by the Board, the powers and duties of the Chief Executive Officer of the Corporation are:
(a)to act as the general manager and, subject to the control of the Board, to have general supervision, direction and control of the business and affairs of the Corporation; and
(b)to affix the signature of the Corporation to all deeds, conveyances, mortgages, guarantees, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Corporation; and, subject to the direction of the Board, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation.
Section 4.3President. The person holding the office of Chief Executive Officer shall be the President of the Corporation unless the Board shall have designated one individual as the President and a different individual as the Chief Executive Officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board, and subject to the supervisory powers of the Chief Executive Officer (if the Chief Executive Officer is an officer other than the President), and subject to such supervisory powers and authority as may be given by the Board to the Chairperson of the Board, and/or to any other officer, the President shall have the responsibility for the general management and control of the business and affairs of the Corporation and the general supervision and direction of all of the officers, employees and agents of the Corporation (other than the Chief Executive Officer, if the Chief Executive Officer is an officer other than the President) and shall perform all duties and have all powers that are commonly incident to the office of President or that are delegated to the President by the Board.
Section 4.4Chief Operating Officer. Subject to the direction of the Board and the Chief Executive Officer, the person holding the office of Chief Operating Officer shall have all such powers and duties as are commonly incident to the office of Chief Operating Officer or that are delegated to him or her by the Board or the Chief Executive Officer.
Section 4.5Chief Financial Officer. The person holding the office of Chief Financial Officer shall be the Treasurer of the Corporation unless the Board shall have designated another officer as the Treasurer of the Corporation. Subject to the direction of the Board and the Chief Executive Officer, the Chief Financial Officer shall perform all duties and have all powers that are commonly incident to the office of Chief Financial Officer, or as the Board or the Chief Executive Officer may from time to time prescribe.
Section 4.6Treasurer. The person holding the office of Treasurer shall have custody of all monies and securities of the Corporation. The Treasurer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions. The Treasurer shall also perform such other duties and have such other powers as are commonly incident to the office of Treasurer, or as the Board or the Chief Executive Officer may from time to time prescribe.
Section 4.7Vice President. Each Vice President shall have all such powers and duties as are commonly incident to the office of Vice President or that are delegated to him or her by the Board or the Chief Executive Officer. A Vice President may be designated by the Board to perform the duties and exercise the powers of the Chief Executive Officer or President in the event of the Chief Executive Officer’s or President’s absence or disability.
Section 4.8Secretary. The Secretary shall issue or cause to be issued all authorized notices for, and shall keep, or cause to be kept, minutes of all meetings of the shareholders and the Board. The Secretary shall have charge of the corporate minute books and similar records and shall perform such other duties and have such other powers as are commonly incident to the office of Secretary, or as the Board or the Chief Executive Officer may from time to time prescribe.
Section 4.9Delegation of Authority. Notwithstanding any provision hereof, the Board may from time to time delegate the powers or duties of any officer of the Corporation to any other officers or agents of the Corporation, including, without limitation, Assistant Secretaries and Assistant Treasurers.
Section 4.10Removal. Any officer of the Corporation shall serve at the pleasure of the Board and may be removed at any time, with or without cause, by the Board; provided that if the Board has empowered the Chief Executive Officer to appoint any officer of the Corporation, then such officer may also be removed by the Chief Executive Officer. Such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation.
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ARTICLE V. STOCK
Section 5.1Certificates; Uncertificated Shares. The shares of capital stock of the Corporation shall be uncertificated shares; provided, however, that the resolution of the Board that the shares of capital stock of the Corporation shall be uncertificated shares shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation (or the transfer agent or registrar, as the case may be). Notwithstanding the foregoing, the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be certificated shares. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation, by any two authorized officers of the Corporation (it being understood that each of the Chairperson of the Board, the Vice Chairperson of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary, and any Assistant Secretary shall be an authorized officer for such purpose), representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.
Section 5.2Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates or Uncertificated Shares. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it, against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
Section 5.3Other Regulations. Subject to applicable law, the Certificate of Formation and these Bylaws, the issue, transfer, conversion and registration of shares represented by certificates and of uncertificated shares shall be governed by such other regulations as the Board may establish.
ARTICLE VI. INDEMNIFICATION
Section 6.1Indemnification of Officers and Directors. Each person who was or is made a party to, or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, legislative, investigative, preliminary, informal or formal, or any other type whatsoever, including any arbitration or other alternative dispute resolution and including any appeal of the foregoing (a “Proceeding”), by reason of the fact that such person (or a person of whom such person is the legal representative), is or was a member of the Board of the Corporation or is or was an officer of the Corporation designated by the Board (or, if authorized by the Board, designated by the Chief Operating Officer of the Corporation) to be entitled to the indemnification and advancement rights set forth in this Article VI or, while serving in such capacity, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (for purposes of this Article VI, an “Indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the TBOC as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expenses, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith, provided such Indemnitee acted in good faith and in a manner that the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful. Such indemnification shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation and shall inure to the benefit of such Indemnitees’ heirs, executors and administrators. Notwithstanding the foregoing, subject to Section 6.5 of this Article VI, the Corporation shall indemnify any such Indemnitee seeking indemnity in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board or such indemnification is authorized by an agreement approved by the Board.
Section 6.2Advance of Expenses. Except as otherwise provided in a written indemnification agreement between the Corporation and the Indemnitee, the Corporation shall pay all reasonable expenses (including attorneys’ fees) incurred by an Indemnitee in defending any Proceeding as they are incurred or otherwise in advance of its final disposition; provided, however, that if the TBOC then so requires, the advancement of such expenses (i.e., payment of such expenses as incurred or otherwise in advance of the final disposition of the Proceeding) shall be made only upon delivery to the Corporation of (a) an undertaking, by or on behalf of such Indemnitee, to repay such amounts if it shall ultimately be determined by final judicial decision from which there is no appeal that such Indemnitee is not entitled to be indemnified under this Article VI or otherwise and (b) any other documentation that may be required by the TBOC.
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Section 6.3Non-Exclusivity of Rights. The rights conferred on any person in this Article VI shall not be exclusive of any other right that such person may have or hereafter acquire under any statute, provision of the Certificate of Formation, Bylaws, agreement, vote or consent of shareholders or disinterested directors, or otherwise. Additionally, nothing in this Article VI shall limit the ability of the Corporation, in its discretion, to indemnify or advance expenses to persons whom the Corporation is not obligated to indemnify or advance expenses pursuant to this Article VI.
Section 6.4Indemnification Contracts. The Board is, or as otherwise delegated by the Board to the officers of the Corporation, the officers are, authorized to cause the Corporation to enter into indemnification contracts with any member of the Board, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing indemnification or advancement rights to such person. Such rights may be greater than those provided in this Article VI.
Section 6.5Right of Indemnitee to Bring Suit. The following shall apply to the extent not in conflict with any indemnification contract provided for in Section 6.4 of this Article VI.
6.5.1Right to Bring Suit. If a claim under Section 6.1 or 6.2 of this Article VI is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If the Indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee also shall be entitled to be paid, to the fullest extent permitted by law, the expense of prosecuting or defending such suit. In any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the Indemnitee has not met any applicable standard for indemnification set forth in applicable law. In any suit brought by the Corporation to recover the advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in applicable law.
6.5.2Effect of Determination. Neither the absence of a determination by or on behalf of the Corporation prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in applicable law, nor an actual determination by or on behalf of the Corporation that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit.
6.5.3Burden of Proof. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VI, or otherwise, shall be on the Corporation.
Section 6.6Successful Defense. To the extent that an Indemnitee has been successful on the merits or otherwise in defense of any Proceeding (or in defense of any claim, issue or matter therein), such Indemnitee shall be indemnified under this Section 6.6 against expenses (including attorneys’ fees) actually and reasonably incurred in connection with such defense. Indemnification under this Section 6.6 shall not be subject to satisfaction of a standard of conduct, and the Corporation may not assert the failure to satisfy a standard of conduct as a basis to deny indemnification or recover amounts advanced, including in a suit brought pursuant to Section 6.5 of this Article VI (notwithstanding anything to the contrary therein); provided, however, that, any Indemnitee who is not a current or former member of the Board or officer shall be entitled to indemnification under Section 6.1 of this Article VI and this Section 6.6 only if such Indemnitee has satisfied the standard of conduct required for indemnification under Section 8.101(a) of the TBOC.
Section 6.7Nature of Rights. The rights conferred upon Indemnitees in this Article VI shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a member of the Board, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. Any amendment, repeal or modification of any provision of this Article VI that adversely affects any right of an Indemnitee or an Indemnitee’s successors shall be prospective only, and shall not adversely affect any right or protection conferred on a person pursuant to this Article VI with respect to any Proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, repeal or modification.
Section 6.8Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any member of the Board, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the TBOC.
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ARTICLE VII. NOTICES
Section 7.1Notice.
7.1.1Form and Delivery. Except as otherwise required by law, notice may be given in writing directed to a shareholder’s mailing address as it appears on the records of the Corporation and shall be given: (i) if mailed, when notice is deposited in the U.S. mail, postage prepaid; and (ii) if delivered by courier service, the earlier of when the notice is received or left at such shareholder’s address. So long as the Corporation is subject to the Securities and Exchange Commission’s proxy rules set forth in Regulation 14A under the Exchange Act, notice shall be given in the manner required by such rules. To the extent permitted by such rules, or if the Corporation is not subject to Regulation 14A, notice may be given by electronic transmission directed to the shareholder’s electronic mail address, and if so given, shall be given when directed to such shareholder’s electronic mail if notice by electronic mail is consented to by such shareholder in accordance with Section 21.3531 of the TBOC. If notice is given by electronic mail, such notice shall comply with the applicable provisions of Sections 21.3531 of the TBOC. Notice may be given by other forms of electronic transmission with the consent of a shareholder in the manner permitted by Section 21.3531 of the TBOC and shall be deemed given as provided therein.
7.1.2Affidavit of Giving Notice. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
Section 7.2Waiver of Notice. Whenever notice is required to be given under any provision of the TBOC, the Certificate of Formation or these Bylaws, a written waiver of notice, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders, directors or members of a committee of directors need be specified in any waiver of notice.
ARTICLE VIII. INTERESTED DIRECTORS
Section 8.1Interested Directors. No contract or transaction between the Corporation and one or more of its members of the Board or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are members of the board of directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof that authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (b) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee thereof, or the shareholders.
Section 8.2Quorum. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes a contract or transaction described in Section 8.1.
ARTICLE IX. MISCELLANEOUS
Section 9.1Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board.
Section 9.2Seal. The Board may provide for a corporate seal, which may have the name of the Corporation inscribed thereon and shall otherwise be in such form as may be approved from time to time by the Board.
Section 9.3Form of Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on or by means of, or be in the form of, any other information storage device, method or one or more electronic networks or databases (including one or more distributed electronic networks or databases), electronic or otherwise, provided that the records so kept can be converted into clearly legible paper form within a reasonable time and otherwise comply with the TBOC. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the TBOC.
Section 9.4Reliance Upon Books and Records. A member of the Board, or a member of any committee designated by the Board shall, in the performance of such person’s duties, be fully protected in relying in good faith upon the books and records of the Corporation and upon such information, opinions, reports or
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statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.
Section 9.5Certificate of Formation Governs. In the event of any conflict between the provisions of the Certificate of Formation and Bylaws, the provisions of the Certificate of Formation shall govern.
Section 9.6Severability. If any provision of these Bylaws shall be held to be invalid, illegal, unenforceable or in conflict with the provisions of the Certificate of Formation, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Bylaws (including without limitation, all portions of any section of these Bylaws containing any such provision held to be invalid, illegal, unenforceable or in conflict with the Certificate of Formation, that are not themselves invalid, illegal, unenforceable or in conflict with the Certificate of Formation) shall remain in full force and effect.
Section 9.7Time Periods. In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used (unless otherwise specified herein), the day of the doing of the act shall be excluded, and the day of the event shall be included.
ARTICLE X. AMENDMENT
Notwithstanding any other provision of these Bylaws, any alteration, amendment or repeal of these Bylaws, and any adoption of new Bylaws, shall require the approval of the Board or the shareholders of the Corporation as expressly provided in the Certificate of Formation.
ARTICLE XI. CHOICE OF FORUM; EXCLUSIVE FORUM
Unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the First Business Court Division (“Business Court”) of the State of Texas (provided that if the Business Court determines that it lacks jurisdiction, the United States District Court for the Northern District of Texas – Dallas (the “Federal Court”) or, if the Federal Court lacks jurisdiction, the state district court of Texas situated in Dallas County) shall, to the fullest extent permitted by law, be the sole and exclusive forum for any of the filing, adjudication and trial of: (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim that is based upon a breach of a fiduciary duty owed by, or other wrongdoing by, any current or former director, officer, shareholder, employee or agent of the Corporation to the Corporation or the Corporation’s shareholders, including any claim alleging a conspiracy to breach a fiduciary duty, knowing participation in a breach of a fiduciary duty or aiding and abetting a breach of fiduciary duty; (c) any action asserting a claim against the Corporation or any current or former director, officer, shareholder, employee or agent of the Corporation arising pursuant to any provision of the TBOC, the Certificate of Formation or these Bylaws as to which the TBOC confers jurisdiction on the Business Court; (d) any action to interpret, apply, enforce or determine the validity of the Certificate of Formation or these Bylaws; (e) any action asserting a claim against the Corporation governed by the internal affairs doctrine, (f) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (g) any other action or proceeding in which the Business Court of the State of Texas has jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the Federal Court shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, or any successor thereto or, to the fullest extent permitted by law, under the Exchange Act, or any successor thereto. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article XI. Failure to enforce the foregoing provisions of this Article XI would cause the Corporation irreparable harm, and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.
ARTICLE XII. OWNERSHIP THRESHOLD FOR DERIVATIVE PROCEEDINGS
No shareholder or group of shareholders may institute or maintain a derivative proceeding brought on behalf of the Corporation against any director and/or officer of the Corporation in his or her official capacity, unless the shareholder or group of shareholders, at the time the derivative proceeding is instituted, beneficially owns a number of shares of common stock sufficient to meet an ownership threshold of at least 3% of the total outstanding shares of the Corporation.
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CERTIFICATION OF BYLAWS OF
COINBASE GLOBAL, INC.
(a Texas corporation)

I, Paul Grewal, certify that I am Secretary of Coinbase Global, Inc., a Texas corporation (the “Corporation”), that I am duly authorized to make and deliver this certification, that the attached Bylaws are a true and complete copy of the Bylaws of the Corporation in effect as of the date of this certificate.

Dated: ___________, 2025
Secretary

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